EXHIBIT I

                            PRELIMINARY TERM SHEETS

                          [CITIFINANCIAL MORTAGE LOGO]

                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2003-2
                $[754,078,000] OFFERED CERTIFICATES (APPROXIMATE)

          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP I CERTIFICATES

                                           TO 10% OPTIONAL TERMINATION
-----------------------------------------------------------------------------------------------------------------
                                                         Est.   Est. Prin.  Expected     Stated      Expected
              Approx.                                    WAL      Window      Final       Final       Ratings
Class    Size ($) (1)(2)       Type           Bmark     (yrs)      (mos)    Maturity    Maturity   (S&P/Moody's)
-----------------------------------------------------------------------------------------------------------------
AF-1         163,100,000  Floater - Senior     [ 1mL]    1.00     1 - 27    Sept 2005   May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
AF-2          55,710,000  Fixed - Senior     [ SWAPS]    3.00    27 - 52    Oct 2007    May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
AF-3          16,656,000  Fixed - Senior     [ SWAPS]    5.00    52 - 71    May 2009    May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
AF-4          21,111,000  Fixed - Senior     [ SWAPS]    7.26    71 - 91    Jan 2011    May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
                          Fixed - Senior
AF-5          34,096,000  NAS                [ SWAPS]    6.38    40 - 91    Jan 2011    May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
MF-1          18,753,000  Fixed - Mezz       [ SWAPS]    5.36    38 - 91    Jan 2011    May 2033   AA / Aa2
-----------------------------------------------------------------------------------------------------------------
MF-2          17,048,000  Fixed - Mezz       [ SWAPS]    5.35    37 - 91    Jan 2011    May 2033   A / A2
-----------------------------------------------------------------------------------------------------------------
MF-3          14,491,000  Fixed - Mezz       [ SWAPS]    5.34    37 - 91    Jan 2011    May 2033   BBB / Baa2
-----------------------------------------------------------------------------------------------------------------

                                                   TO MATURITY
-----------------------------------------------------------------------------------------------------------------
                                                         Est.  Est. Prin.   Expected     Stated      Expected
              Approx.                                    WAL     Window       Final       Final       Ratings
Class    Size ($) (1)(2)       Type           Bmark     (yrs)     (mos)     Maturity    Maturity   (S&P/Moody's)
-----------------------------------------------------------------------------------------------------------------
AF-1         163,100,000  Floater - Senior     [ 1mL]    1.00     1 - 27    Sept 2005   May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
AF-2          55,710,000  Fixed - Senior     [ SWAPS]    3.00    27 - 52    Oct 2007    May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
AF-3          16,656,000  Fixed - Senior     [ SWAPS]    5.00    52 - 71    May 2009    May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
AF-4          21,111,000  Fixed - Senior     [ SWAPS]   10.70   71 - 218    Aug 2021    May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
                          Fixed - Senior
AF-5          34,096,000  NAS                [ SWAPS]    6.81   40 - 216    Jun 2021    May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
MF-1          18,753,000  Fixed - Mezz       [ SWAPS]    6.11   38 - 180    Jun 2018    May 2033   AA / Aa2
-----------------------------------------------------------------------------------------------------------------
MF-2          17,048,000  Fixed - Mezz       [ SWAPS]    6.04   37 - 166    Apr 2017    May 2033   A / A2 / A
-----------------------------------------------------------------------------------------------------------------
MF-3          14,491,000  Fixed - Mezz       [ SWAPS]    5.87   37 - 146    Aug 2015    May 2033   BBB / Baa2
-----------------------------------------------------------------------------------------------------------------

             PRICING SPEED
-------------------------------------------------
GROUP I - FIXED               23% HEP

GROUP II - ARMS               27% CPR

(1) Certificate sizes are subject to a variance of +/- 5%

(2) Certificate sizes are subject to final rating agency approval

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP II CERTIFICATES

                                           TO 10% OPTIONAL TERMINATION
-----------------------------------------------------------------------------------------------------------------
                                                         Est.   Est. Prin.   Expected    Stated      Expected
              Approx.                                    WAL      Window       Final      Final       Ratings
Class    Size ($) (1)(2)       Type           Bmark     (yrs)      (mos)     Maturity   Maturity   (S&P/Moody's)
-----------------------------------------------------------------------------------------------------------------
AV-1         310,600,000  Floater - Senior     1mL       1.00     1 - 28     Oct 2005   May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
AV-2         152,805,000  Floater - Senior     1mL       4.77    28 - 91     Jan 2011   May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
MV-1          37,801,000  Floater - Mezz       1mL       5.01    41 - 91     Jan 2011   May 2033   AA / Aa2
-----------------------------------------------------------------------------------------------------------------
MV-2          30,800,000  Floater - Mezz       1mL       4.91    39 - 91     Jan 2011   May 2033   A / A2
-----------------------------------------------------------------------------------------------------------------
MV-3          28,001,000  Floater - Mezz       1mL       4.87    37 - 91     Jan 2011   May 2033   BBB / Baa2
-----------------------------------------------------------------------------------------------------------------

                                                   TO MATURITY
-----------------------------------------------------------------------------------------------------------------
                                                         Est.   Est. Prin.   Expected    Stated      Expected
              Approx.                                    WAL      Window       Final      Final       Ratings
Class    Size ($) (1)(2)       Type           Bmark     (yrs)      (mos)     Maturity   Maturity   (S&P/Moody's)
-----------------------------------------------------------------------------------------------------------------
AV-1         310,600,000  Floater - Senior     1mL       1.00     1 - 28     Oct 2005   May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
AV-2         152,805,000  Floater - Senior     1mL       5.28   28 - 191     May 2019   May 2033   AAA / Aaa
-----------------------------------------------------------------------------------------------------------------
MV-1          37,801,000  Floater - Mezz       1mL       5.43   41 - 161     Nov 2016   May 2033   AA / Aa2
-----------------------------------------------------------------------------------------------------------------
MV-2          30,800,000  Floater - Mezz       1mL       5.29   39 - 147     Sep 2015   May 2033   A / A2
-----------------------------------------------------------------------------------------------------------------
MV-3          28,001,000  Floater - Mezz       1mL       5.10   37 - 128     Feb 2014   May 2033   BBB / Baa2
-----------------------------------------------------------------------------------------------------------------

              PRICING SPEED
---------------------------------------------------
GROUP I - FIXED               23% HEP

GROUP II - ARMS               27% CPR

(1) Certificate sizes are subject to a variance of +/- 5%

(2) Certificate sizes are subject to final rating agency approval

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                              CitiFinancial Mortgage Securities Inc.
                                          REMIC Pass-Through Certificates, Series 2003-2

Certificates Offered:                     $[290,673,000] Group I Senior Certificates
                                          $[463,405,000] Group II Senior Certificates
                                          (each subject to a variance of 5%)

Issuer:                                   CitiFinancial Mortgage Securities Inc.

Originator and Servicer:                  CitiFinancial Mortgage Company, Inc.

Servicer Fee:                             0.50% per annum

Trustee:                                  U.S. Bank National Association

Administrative Fee:                       0.02% per annum

Note Custodian:                           Wachovia Bank, N.A.

Group I Certificates:                     Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5, Class MF-1,
                                          Class MF-2, and Class MF-3 Certificates

Group II Certificates:                    Class AV-1, Class AV-2, Class MV-1, Class MV-2, and Class MV-3 Certificates

Group I Senior Certificates:              Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates

Group I Subordinate Certificates:         Class MF-1, Class MF-2, and Class MF-3 Certificates

Group II Senior Certificates:             Class AV-1 and Class AV-2 Certificates

Group II Subordinate Certificates:        Class MV-1, Class MV-2, and Class MV-3 Certificates

The Offered Certificates:                 Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AV-1,
                                          and Class AV-2 Certificates

The Non-Offered Certificates:             Class MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2, and Class MV-3
                                          Certificates

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Certificate Ratings:                      The Offered Certificates are expected to receive ratings of AAA/Aaa from Standard & Poor's
                                          Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's
                                          Investors Service, Inc. ("Moody's").

Underwriters:                             Citigroup Global Markets Inc. (lead manager)
                                          Lehman Brothers Inc. (co-manager)
                                          Banc One Capital Markets, Inc. (co-manager)

Pricing Date:                             June [11], 2003

Settlement Date:                          June [26], 2003

Record Date:                              For the Group I Certificates, with the exception of Class AF-1 Certificates, the last business day of the month preceding the month in which the Distribution Date occurs. For the Class AF-1 Certificates and the Group II Certificates, the business day immediately preceding the Distribution Date

Distribution Date:                        25th of each month, or the next succeeding Business Day
                                          (First Payment Date: July 25, 2003)

Cut-Off Date:                             June 1, 2003

Statistical Calculation Date:             May 19, 2003

Delay Days:                               24 days on the Group I Certificates (with the exception of the Class AF-1 Certificates); 0 days on the Class AF-1 Certificates and the Group II Certificates

Day Count:                                30/360 on Group I Certificates (with the exception of the Class AF-1 Certificates); Actual
                                          /360 on the Class AF-1 Certificates and the Group II Certificates

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Accrued Interest:                         With the exception of the Class AF-1 Certificates, the Group I Certificates settle with accrued interest from June 1, 2003; The Class AF-1 Certificates and the Group II
                                          Certificates settle flat (no accrued interest).

Interest Accrual Period:                  With respect to the Group I Certificates (with the exception of the Class AF-1
                                          Certificates), interest accrues during the month preceding the current Distribution Date.

                                          With respect to the Class AF-1 Certificates and the Group II Certificates, interest accrues from the previous Distribution Date (or the case of the first Distribution Date, from the Closing Date) to the day prior to the current Distribution Date.

Clearing:                                 DTC, Euroclear or Clearstream

SMMEA Eligibility:                        The Offered Certificates are expected to be SMMEA eligible.

ERISA Eligibility:                        The Offered Certificates are expected to be ERISA eligible.

Tax Status:                               One or more REMICs for Federal income tax purposes

Company Profile:                          CitiFinancial Mortgage Company, Inc. ("CFMC" or the "Company") is a subsidiary of
                                          CitiFinancial Credit Company ("CitiFinancial"), which is a wholly-owned subsidiary of
                                          Citigroup (symbol "C" on the NYSE and rated AA+/Aa1/AA- by Fitch, Moody's and S&P).
                                          CitiFinancial traces its roots back to Commercial Credit Corporation, a consumer finance company that was founded in 1912. CFMC, headquartered in Irving, Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels. In November of
                                          2000, Citigroup completed its merger with Associates First Capital Corporation and merged its mortgage operations with the CitiFinancial real estate lending operations to form
                                          CFMC.

                                          CFMC currently has over 2,600 employees. The Company has a serviced loan portfolio of approximately $23 billion, with origination volume of approximately $500 million per month. The Company operates a centralized Servicing Department out of four locations, three in Texas and one in Arizona. The Servicing Department has a total of over 1,300 employees servicing a $23 billion portfolio consisting of approximately 329,000 loans.
                                          CFMC's servicing is rated RPS3+ by Fitch Ratings.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Senior Certificates Interest      The monthly Pass-Through Rates of the Group I Senior Certificates will be as follows:
Rates:                                     Class AF-1: The lesser of:
                                                       (i) 1-month LIBOR + [TBD]%
                                                       (ii) The Group I Net WAC Cap
                                           Class AF-2      [TBD]%
                                           Class AF-3      [TBD] %
                                           Class AF-4      [TBD] %
                                           Class AF-5      [TBD] %

                                          For any Distribution Date, the Pass-Through Rate for the Class AF-1 Certificates is
                                          limited to the Group I Net WAC Cap. The Class AF-1 Certificates will be entitled to recover the resulting Group I Net WAC Cap Carryover on such Distribution Date or future
                                          Distribution Dates to the extent of available funds.

Group I Subordinate Certificates          The monthly Pass-Through Rates on the Group I Subordinate Certificates will be as follows:
Interest Rates:                            Class MF-1 [TBD] %
                                           Class MF-2 [TBD] %
                                           Class MF-3 [TBD] %

Group II Senior Certificates Interest     The monthly Pass-Through Rate of the Group II Senior Certificates will be as follows:
Rate:                                     Class AV-1: The lesser of:

                                                      (i) 1-month LIBOR + [TBD]%

                                                      (ii) The Group II Net WAC Cap

                                          Class AV-2: The lesser of:

                                                      (i) 1-month LIBOR + [TBD]%

                                                      (ii) The Group II Net WAC Cap

                                          For any Distribution Date, the Pass-Through Rate for the Group II Senior Certificates is
                                          limited to the Group II Net WAC Cap. The Group II Senior Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future
                                          Distribution Dates to the extent of available funds.

Group II Subordinate Interest Rates:      The monthly Pass-Through Rates on the Group II Subordinate Certificates will be as follows:
                                           Class MV-1: The lesser of:

                                                       (i) 1-month LIBOR + [TBD]%

                                                       (ii) The Group II Net WAC Cap

                                           Class MV-2: The lesser of:

                                                       (i) 1-month LIBOR + [TBD]%

                                                       (ii) The Group II Net WAC Cap

                                           Class MV-3: The lesser of:

                                                       (i) 1-month LIBOR + [TBD]%

                                                       (ii) The Group II Net WAC Cap

                                          For any Distribution Date, the Pass-Through Rates for the Group II Subordinate
                                          Certificates are limited to the Group II Net WAC Cap. The Group II Subordinate
                                          Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

                          PRELIMINARY SUMMARY OF TERMS

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

Excess Interest:                          The initial weighted average net coupon of the Mortgage Loans will be greater than the weighted average interest rates on the Certificates, resulting in Excess Interest calculated approximately in the following manner:

                                          Group I -Fixed
                                          Initial Gross WAC(2):                                     [8.04]%
                                             Less Fees and Expenses:(1)                             (0.52)%
                                             Initial Certificate Coupon (approx)(2):               [(2.59)]%
                                                                                                  --------
                                          Approximate Initial Excess Interest(2):                   [4.93]%

                                          Group II - ARMs
                                          Initial Gross WAC(2):                                     [8.23]%
                                             Less Fees and Expenses:(1)                             (0.52)%
                                             Initial Certificate Coupon (approx)(2):               [(1.74)]%
                                                                                                  --------
                                          Approximate Initial Excess Interest(2):                   [5.97]%

                                          (1) Includes Servicer Fee Rate and Administrative Fee Rate

                                          (2) This amount will vary on each distribution date based on changes to:

                                              (i) Interest rates on the mortgage loans, and/or

                                              (ii) The Certificate Pass-Through Rate

Delinquency Advances:                     The Servicer will advance delinquent interest and principal to the trust out of its own funds or out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date, as long as the Servicer, in its sole discretion, deems such amounts to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Servicing Advances:                       The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Compensating Interest:                    The Servicer will be required to remit any interest shortfalls due to the receipt of less than 30 days of accrued interest with a full or partial prepayment to the extent funds are available after making other required distributions on the related Distribution Date, subject to a maximum of 50% of the Servicer Fee.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Principal Distribution            On any Distribution Date, the lesser of (i) the outstanding principal balance of the Group
Amount:                                   I Certificates and (ii) the aggregate principal collections on the Group I Mortgage Loans minus any Group I Subordination Decrease Amount plus any Group I Subordination Increase
                                          Amount.

Group I Senior Principal                  Prior to the Group I Stepdown Date or while a Group I Trigger Event is in effect, the
Distribution Amount:                      Group I Senior Principal Distribution Amount will equal 100% of the Group I Principal
                                          Distribution Amount.

                                          On or after the Group I Stepdown Date, assuming the Group I Trigger Event is not in effect, the Group I Senior Principal Amount will equal the lesser of (i) the Group I
                                          Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group I Senior Certificates over the lesser of (a) approximately [64.00%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

                                          The remaining principal amount, if any, will be allocated to the Group I Subordinate
                                          Certificates to maintain their respective Group I Stepdown Percentages.

Class AF-5 Principal Distribution         On any Distribution Date, the Class AF-5 Principal Distribution Amount is equal to the
Amount:                                   Class AF-5 Lockout Percentage multiplied by the Class AF-5 Pro-Rata Allocation Percentage of the Group I Senior Principal Distribution Amount. The Class AF-5 Pro-Rata Allocation
                                          Percentage (the "Class AF-5 Pro-Rata Allocation Percentage") is equal to the outstanding principal balance of the Class AF-5 Certificates divided by the aggregate outstanding principal balance of the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5
                                          Certificates.
                                          The Class AF-5 Lockout Percentage is equal to the following:

                                          Distribution Dates                       Class AF-5 Lockout Percentage
                                                1 - 36                                           0%
                                               37 - 60                                          45%
                                               61 - 72                                          80%
                                               73 - 84                                         100%
                                           85 and therafter                                    300%

Group I NetWAC Cap                        The Certificate Interest Rate of the Class AF-1 Certificates adjusts monthly and is equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula RATE") and
                                          (ii) the Group I Net WAC Cap. As to any Distribution Date and the Class AF-1 Certificates,
                                          the Group I Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group I Mortgage Loans less the Servicer Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group I NetWAC Cap                        As to any Distribution Date and the Class AF-1 Certificates, the sum of (a) the excess, if
Carryover:                                any, of the amount payable under the related Formula Rate over the amount payable due to the Group I Net WAC Cap for such Class and such Distribution Date, (b) any Group I Net WAC
                                          Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-1 Principal                      (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:                      Trigger Event is in effect, zero if any of the Group I Senior Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior
                                          Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a)
                                          the aggregate outstanding principal balance of the Group I Senior Certificates after distribution of the Group I Senior Principal Distribution Amount on the related
                                          Distribution Date and (b) the outstanding principal balance of the Class MF-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a)
                                          approximately [75.00%] times the outstanding principal balance of the Group I Mortgage
                                          Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-2 Principal                      (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:                      Trigger Event is in effect, zero if any of the Group I Senior or Class MF-1 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I
                                          Senior and Class MF-1 Certificates have been reduced to zero; (ii) on or after the Group I
                                          Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of
                                          (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior and
                                          Class MF-1 Certificates after distribution of the Group I Senior and Class MF-1 Principal
                                          Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [85.00%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-3 Principal                      (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:                      Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1 or Class MF-2
                                          Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the
                                          Group I Senior, Class MF-1 and Class MF-2 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1 and Class MF-2 Certificates after distribution of the Group
                                          I Senior, Class MF-1 and Class MF-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-3
                                          Certificates immediately prior to the related Distribution Date over (ii) the lesser of
                                          (a) approximately [93.50%] times the outstanding principal balance of the Group I Mortgage
                                          Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Principal                        On any Distribution Date, the lesser of (i) the outstanding principal balance of the Group
Distribution Amount:                      II Certificates and (ii) the aggregate principal collections on the Group II Mortgage
                                          Loans minus any Group II Subordination Decrease Amount plus any Group II Subordination
                                          Increase Amount.

Group II Senior Principal                 Prior to the Group II Stepdown Date or while a Group II Trigger Event is in effect, the
Distribution Amount:                      Group II Senior Principal Distribution Amount will equal 100% of the Group II Principal
                                          Distribution Amount.

                                          On or after the Group II Stepdown Date; assuming the Group II Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will equal the lesser of (i) the
                                          Group II Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group II Senior Certificates over the lesser of (a) approximately [59.00%]
                                          times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II
                                          Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

                                          The remaining principal amount, if any, will be allocated to the Group II Subordinate
                                          Certificates to maintain their respective Group II Stepdown Percentages.

                          PRELIMINARY SUMMARY OF TERMS

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

Class MV-1 Principal                      (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II
Distribution Amount:                      Trigger Event is in effect, zero if any of the Group II Senior Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior
                                          Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of (a)
                                          the aggregate outstanding principal balance of the Group II Senior Certificates after distribution of the Group II Senior Principal Distribution Amount on the related
                                          Distribution Date and (b) the outstanding principal balance of the Class MV-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a)
                                          approximately [72.50%] times the outstanding principal balance of the Group II Mortgage
                                          Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-2 Principal                      (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II
Distribution Amount:                      Trigger Event is in effect, zero if any of the Group II Senior or Class MV-1 Certificates
                                          remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II
                                          Senior and Class MV-1 Certificates have been reduced to zero; (ii) on or after the Group
                                          II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior and Class MV-1 Certificates after distribution of the Group II Senior and Class MV-1
                                          Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [83.50%] times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage
                                          Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-3 Principal                      (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II
Distribution Amount:                      Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1 or Class MV-2
                                          Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the
                                          Group II Senior, Class MV-1 and Class MV-2 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1 and Class MV-2 Certificates after distribution of the
                                          Group II Senior, Class MV-1 and Class MV-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                          MV-3 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [93.50%] times the outstanding principal balance of the Group II
                                          Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due
                                          Period minus the Group II OC Floor.

                          PRELIMINARY SUMMARY OF TERMS

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

Group II Net WAC Cap:                     The Certificate Interest Rates of the Group II Senior Certificates and the Group II
                                          Subordinate Certificates adjust monthly and are equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula Rate") and (ii) the Group II Net WAC Cap. As to
                                          any Distribution Date and the Group II Senior Certificates and the Group II Subordinate
                                          Certificates, the Group II Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group II Mortgage Loans less the Servicer Fee Rate and the
                                          Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group II Net WAC Cap                      As to any Distribution Date and the Group II Senior Certificates and the Group II
Carryover:                                Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group II Net WAC Cap for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b)
                                          calculated at the related Formula Rate.

Class Principal Carryover                 As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any,
Shortfall:                                of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii)
                                          the amount distributed in respect of the Class Principal Carryover Shortfall to such Class of Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover                  As to any class of Certificates and any Distribution Date, an amount equal to the sum of
Shortfall:                                (1) the excess of the amount of interest accrued for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess at the related Certificate Interest Rate.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions:                            Except as described in C.11 and D.11 below, collections on the Group I Mortgage Loans will only be available to make distributions on the Group I Certificates and collections on the
                                          Group II Mortgage Loans will only be available to make distributions on the Group II
                                          Certificates.

                                          Funds available for distribution, after reimbursements to the Servicer as permitted under the Pooling and Servicing Agreement will be made as follows:

                                          A. Funds received with respect to Group I will be applied as follows:

                                          1. To the Trustee, the Administrative Fee for the related Group and Distribution Date;

                                          2. To the Group I Senior Certificates, pro-rata, to pay accrued interest and any Class
                                             Interest Carryover Shortfalls for such Distribution Date;

                                          3. The remaining amounts pursuant to clause C below.

                                          B. Funds received with respect to Group II will be applied as follows:

                                          1. To the Trustee, the Administrative Fee for the related Group and Distribution Date;

                                          2. To the Group II Senior Certificates, pro-rata, to pay accrued interest and Class
                                             Interest Carryover Shortfalls for such Distribution Date;

                                          3. The remaining amounts pursuant to clause D below.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):                C. The remaining amounts not applied pursuant to A. above will be applied as follows:

                                             1) Sequentially, to the Class MF-1, Class MF-2, and Class MF-3 Certificates, in that order, accrued interest for the applicable Distribution Date.

                                             2) To the Group I Senior Certificates, the Group I Senior Principal Distribution Amount
                                                in the following order of priority:

                                                    (a) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Principal
                                                        Distribution Amount; and

                                                    (b) sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, and
                                                        Class AF-5 Certificates, in that order, until the respective Class Principal
                                                        Balances of such Certificates have been reduced to zero.

                                             3)  To the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount for
                                                 the applicable Distribution Date.

                                             4)  To the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount for
                                                 the applicable Distribution Date.

                                             5)  To the Class MF-3 Certificates, the Class MF-3 Principal Distribution Amount for
                                                 the applicable Distribution Date.

                                             6)  To the Class MF-1 Certificates, (i) any Class Interest Carryover Shortfall and then
                                                 (ii) any Class Principal Carryover Shortfall.

                                             7)  To the Class MF-2 Certificates, (i) any Class Interest Carryover Shortfall and then
                                                 (ii) any Class Principal Carryover Shortfall.

                                             8)  To the Class MF-3 Certificates, (i) any Class Interest Carryover Shortfall and then
                                                 (ii) any Class Principal Carryover Shortfall.

                                             9)  To the Group I Senior Certificates, pro-rata, and then sequentially to the Class
                                                 MF-1, Class MF-2, and Class MF-3 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.

                                             10) To the Class AF-1 Certificates, any Group I Net WAC Cap Carryover.

                                             11) Once the Group I Required Overcollateralization Target Amount has been met, to the
                                                 Group II Certificates, pursuant to clause D, until the Group II Required
                                                 Overcollateralization Target Amount has been met.

                                             12) To the holder of the residual interest, any remaining amount.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):                D. The remaining amounts not applied pursuant to B. above will be applied as follows:

                                             1.  Sequentially, to the Class MV-1, Class MV-2, and Class MV-3 Certificates, in that order, accrued interest for the applicable Distribution Date.

                                             2.  To the Group II Senior Certificates, the Group II Senior Principal Distribution to
                                                 the Class AV-1 and Class AV-2 Certificates, in that order, until the respective
                                                 Class Principal Balances of such Certificates have been reduced to zero

                                             3.  To the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount for
                                                 the applicable Distribution Date.

                                             4.  To the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount for
                                                 the applicable Distribution Date.

                                             5.  To the Class MV-3 Certificates, the Class MV-3 Principal Distribution Amount for
                                                 the applicable Distribution Date.

                                             6.  To the Class MV-1 Certificates, (i) any Class Interest Carryover Shortfall and then
                                                 (ii) any Class Principal Carryover Shortfall.

                                             7.  To the Class MV-2 Certificates, (i) any Class Interest Carryover Shortfall and then
                                                 (ii) any Class Principal Carryover Shortfall.

                                             8.  To the Class MV-3 Certificates, (i) any Class Interest Carryover Shortfall and then
                                                 (ii) any Class Principal Carryover Shortfall.

                                             9.  To the Group II Senior Certificates, pro-rata, and then sequentially to the Class
                                                 MV-1, Class MV-2, and Class MV-3 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.

                                             10. To the Class AV-1, Class AV-2, Class MV-1, Class MV-2, and Class MV-3 Certificates,
                                                 in that order, any Group II Net WAC Cap Carryover.

                                             11. Once the Group II Required Overcollateralization Target Amount has been met, to the
                                                 Group I Certificiates, pursuant to clause C, until the Group I Required
                                                 Overcollateralization Target Amount has been met.

                                             12. To the holder of the residual interest, any remaining amount.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Credit Enhancement:                       -       Excess Interest from each Group will be available to cover interest shortfalls and realized losses for both Groups and to help each Group reach its Required
                                                  Overcollateralization Target Amount.

                                          -       There is no required up-front Overcollateralization Amount. The Required
                                                  Overcollateralization Target Amount for Group I will build up to [3.25%] of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date. The
                                                  Required Overcollateralization Target Amount for Group II will build up to [3.25%]
                                                  of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date.
                                                  The Required Overcollateralization Target Amount may step down over time.

                                          -       Subordination of the Mezzanine Certificates

Group I Credit Enhancement                         Original Percentages                 Stepdown Percentages
Percentages:                                    Class            Percent              Class            Percent
                                              Class AF-1         [18.00]%           Class AF-1         [36.00]%
                                              Class AF-2         [18.00]%           Class AF-2         [36.00]%
                                              Class AF-3         [18.00]%           Class AF-3         [36.00]%
                                              Class AF-4         [18.00]%           Class AF-4         [36.00]%
                                              Class AF-5         [18.00]%           Class AF-5         [36.00]%
                                              Class MF-1         [12.50]%           Class MF-1         [25.00]%
                                              Class MF-2          [7.50]%           Class MF-2         [15.00]%
                                              Class MF-3          [3.25]%           Class MF-3          [6.50]%

                                                  On any Distribution Date, the Senior Enhancement Percentage for Group I will equal
                                                  (i) the sum of (a) the principal balance of the Group I Subordinate Certificates and (b) the Group I Overcollateralization Amount, divided by (ii) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related
                                                  Due Period.

Group II Credit Enhancement                      Original Percentages                   Stepdown Percentages
Percentages:                                    Class            Percent              Class            Percent
                                              Class AV-1         [20.50]%           Class AV-1         [41.00]%
                                              Class AV-2         [20.50]%           Class AV-2         [41.00]%
                                              Class MV-1         [13.75]%           Class MV-1         [27.50]%
                                              Class MV-2          [8.25]%           Class MV-2         [16.50]%
                                              Class MV-3          [3.25]%           Class MV-3          [6.50]%
                                                  On any Distribution Date, the Senior Enhancement Percentage for Group II will equal (i) the sum of (a) the principal balance of the Group II Subordinate
                                                  Certificates and (b) the Group II Overcollateralization Amount, divided by (ii)
                                                  the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization            On the Closing Date, the trust will issue an aggregate principal amount of Certificates,
Target Amount:                            which is approximately equal to the aggregate principal balance of the Mortgage Loans as of the Cutoff Date. On each Distribution Date, commencing July 25, 2003, to the extent not used to cover realized losses or interest shortfalls, 100% of the Excess Interest will be used to pay principal to the Certificates, reducing the aggregate principal balance of the
                                          Certificates below the aggregate principal balance of the Mortgage Loans. This will reduce the principal balance of the Certificates faster than the principal balance of the
                                          Mortgage Loans until the Required Overcollateralization Target Amount for each Group is reached. This excess of the principal balance of the Mortgage Loans over the principal balance of the Certificates represents overcollateralization ("Overcollateralization"), which may be used to absorb losses on the Mortgage Loans not covered by Excess Interest.
                                          Overcollateralization for Group I is "The Group I Overcollateralization Amount".
                                          Overcollateralization for Group II is "The Group II Overcollateralization Amount".

                                          Prior to the Group I Stepdown Date, the minimum Group I Required Overcollateralization
                                          Target Amount is approximately [3.25%] of the principal balance of the Group I Mortgage
                                          Loans as of the Cut-Off Date. On and after the Group I Stepdown Date, provided a Group I
                                          Trigger Event has not occurred, the Group I Required Overcollateralization Target Amount
                                          may be reduced to approximately [6.50%] of the then current principal balance of the Group
                                          I Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off date. If, due to losses, the Group I Overcollateralization Amount is reduced below the Group I Required Overcollateralization Target Amount, Excess Interest, if any,
                                          will be applied as principal to reduce the principal balance of the Group I Certificates in order to establish and to maintain the Group I Required Overcollateralization Target
                                          Amount (a "Group I Subordination Increase Amount"). On or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the Group I Required
                                          Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph C in the "Distributions" section above. This "stepped down" amount is the "Group I Subordination Decrease Amount."

                                          Once the Group I Required Overcollateralization Target Amount has been met, Excess
                                          Interest from Group I may be used to pay principal on the Group II Certificates until the
                                          Group II Required Overcollateralization Target Amount has been met.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization            Prior to the Group II Stepdown Date, the minimum Group II Required Overcollateralization
Target Amount (cont.):                    Target Amount is approximately [3.25%] of the principal balance of the Group II Mortgage
                                          Loans as of the Cut-Off Date. On and after the Group II Stepdown Date, provided a Group II
                                          Trigger Event has not occurred, the Group II Required Overcollateralization Target Amount
                                          may be reduced to approximately [6.50%] of the then current principal balance of the Group
                                          II Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group II Mortgage Loans as of the Cut-Off date. If, due to losses, the Group II Overcollateralization Amount is reduced below the Group II Required Overcollateralization Target Amount, Excess Interest, if any,
                                          will be applied as principal to reduce the principal balance of the Group II Certificates in order to establish and to maintain the Group II Required Overcollateralization Target
                                          Amount (a "Group II Subordination Increase Amount"). On or after the Group II Stepdown
                                          Date and to the extent the Group II Trigger Event is not in effect, the Group II Required
                                          Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph D in the "Distributions" section above. This "stepped down" amount is the "Group II Subordination Decrease Amount."

                                          Once the Group II Required Overcollateralization Target Amount has been met, Excess
                                          Interest from Group II may be used to pay principal on the Group I Certificates until the
                                          Group I Required Overcollateralization Target Amount has been met.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Stepdown Date:                    The earlier to occur of: (a) when the outstanding principal balance of the Group I Senior
                                          Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution
                                          Date and (ii) the first Distribution Date on which the Group I Senior Enhancement
                                          Percentage is at least equal to [36.00%].

Group I OC Floor:                         [0.50%] of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date.

Group I Trigger Event:                    Occurs if (a) the three-month rolling average of the Group I Mortgage Loans that are 60+
                                          days delinquent exceeds [TBD]% of the Group I Senior Enhancement Percentage (Group I
                                          Senior Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group I Mortgage Loans that are 60+ days delinquent). 60+
                                          delinquent Group I Mortgage Loans includes the sum of the Group I Mortgage Loans that are
                                          (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

                                          (b)the aggregate amount of realized losses on the Group I Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group I Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                               Distribution Date                                    Percentage

                                          July 25, 2006 to June 25, 2007:      [TBD]% for the first month, plus an additional [TBD]%
                                                                               for each month thereafter.
                                          July 25, 2007 to June 25, 2008:      [TBD]% for the first month, plus an additional [TBD]%
                                                                               for each month thereafter.
                                          July 25, 2008 to June 25, 2009:      [TBD]% for the first month, plus an additional [TBD]%
                                                                               for each month thereafter.
                                          July 25, 2009 to June 25, 2010:      [TBD]% for the first month, plus an additional [TBD]%
                                                                               for each month thereafter.
                                          July 25, 2010 and thereafter:        [TBD]%

                                          If a Trigger Event occurs, the Group I Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group I Required
                                          Overcollateralization Target Amount.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Stepdown Date:                   The earlier to occur of (a) when the outstanding principal balance of the Group II Senior
                                          Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution
                                          Date and (ii) the first Distribution Date on which the Group II Senior Enhancement
                                          Percentage is at least equal to [41.00%].

Group II OC Floor:                        [0.50%] of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date.

Group II Trigger Event:                   Occurs if (a) the three-month rolling average of the Group II Mortgage Loans that are 60+
                                          days delinquent exceeds [TBD]% of the Group II Senior Enhancement Percentage (Group II
                                          Senior Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group II Mortgage Loans that are 60+ days delinquent). 60+
                                          delinquent Group II Mortgage Loans includes the sum of the Group II Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

                                          (b) the aggregate amount of realized losses on the Group II Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group II Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                                Distribution Date                                  Percentage

                                          July 25, 2006 to June 25, 2007:      [TBD]% for the first month, plus an additional [TBD]%
                                                                               for each month thereafter.
                                          July 25, 2007 to June 25, 2008:      [TBD]% for the first month, plus an additional [TBD]%
                                                                               for each month thereafter.
                                          July 25, 2008 to June 25, 2009:      [TBD]% for the first month, plus an additional [TBD]%
                                                                               for each month thereafter.
                                          July 25, 2009 to June 25, 2010:      [TBD]% for the first month, plus an additional [TBD]%
                                                                               for each month thereafter.
                                          July 25, 2010 and thereafter:        [TBD]%

                                          If a Trigger Event occurs, the Group II Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group II Required
                                          Overcollateralization Target Amount.

------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
---------------------------------------------------------------------------------
Optional Termination:      The entire transaction is eligible for call when the
                           combined outstanding principal balance of the Group I
                           and Group II Mortgage Loans reaches 10% or less of
                           the Cut-Off Date principal balance of such loans.

-- Auction Sale:            If the Optional Termination is not exercised on the
                           first Distribution Date on which it could have been
                           exercised, on the next Distribution Date the Trustee
                           will begin an auction process to sell the Mortgage
                           Loans and other assets of the trust. The Trustee will
                           sell the Mortgage Loans and other assets of the trust
                           if the amounts that will be received from the Auction
                           Sale will be sufficient to pay the outstanding
                           aggregate Certificate principal balance, accrued and
                           unpaid interest thereon, unreimbursed Servicer
                           Advances, Delinquency Advances and Compensating
                           Interest, and other amounts as described in the
                           Prospectus Supplement, other than interest cap
                           carryforwards, realized losses, Civil Relief Act
                           shortfalls or prepayment interest shortfalls.

-- Step-up Coupon:          For either Group I or Group II, if the Optional
                           Termination is not exercised on the first
                           Distribution Date following the Distribution Date on
                           which it could have been exercised, the Certificate
                           Interest Rates on the Group I Certificates, except
                           for the Class AF-1 Certificates, will be increased by
                           0.50%, the margin for the Class AF-1 Certificates and
                           the Group II Senior Certificates will increase by
                           100% of the current margin, and the margin for the
                           Group II Subordinate Certificates will increase by
                           50% of the current margin.
---------------------------------------------------------------------------------

---------------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS

     NAME:                  TELEPHONE:                  E-MAIL:
Evan Mitnick              (212) 723-6621      evan.mitnick@citigroup.com
Director

Matt Bollo                (212) 723-6375      matthew.bollo@citigroup.com
Vice President

Jon Riber                 (212) 723-6536      jonathan.riber@citigroup.com
Associate

Bobbie Theivakumaran      (212) 723-6753      bobbie.theivakumaran@citigroup.com
Analyst

                 CITIGROUP GLOBAL MARKETS MBS TRADING CONTACTS

     NAME:                  TELEPHONE:                  E-MAIL:
Jim De Mare               (312) 732-7885      james.p.demare@citigroup.com
Managing Director

Matt Cherwin              (312) 732-7885      matthew.cherwin@citigroup.com
Vice President

Michael Leung             (212) 723-6325      michael.leung@citigroup.com
Director

---------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

           GROUP I SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group I % of (HEP)               0.0%            10.0%               23.0%                30.0%               40.0%
Group II % of (CPR)              0.0%            15.0%               27.0%                35.0%               45.0%

---------------------------------------------------------------------------------------------------------------------
Class AF-1
Avg. Life (yrs)                12.03             2.23                1.00                 0.77                0.57
Mod. Dur. (yrs)                10.77             2.17                0.98                 0.76                0.56
Window (mo)                   1 - 248           1 - 64              1 - 27               1 - 20              1 - 14
Expected Final Mat.           Feb 2024         Oct 2008            SEPT 2005            Feb 2005            Aug 2004

Class AF-2
Avg. Life (yrs)                22.81             8.70                3.00                 2.12                1.52
Mod. Dur. (yrs)                17.47             7.73                2.86                 2.05                1.48
Window (mo)                  248 - 296         64 - 162             27 - 52              20 - 31             14 - 22
Expected Final Mat.           Feb 2028         Dec 2016            OCT 2007             Jan 2006            Apr 2005

Class AF-3
Avg. Life (yrs)                25.16             14.57               5.00                 2.80                2.00
Mod. Dur. (yrs)                16.70             11.34               4.53                 2.63                1.90
Window (mo)                  296 - 308         162 - 178            52 - 71              31 - 36             22 - 26
Expected Final Mat.           Feb 2029         Apr 2018            MAY 2009             Jun 2006            Aug 2005

Class AF-4
Avg. Life (yrs)                25.95             14.83               7.26                 4.60                2.31
Mod. Dur. (yrs)                15.19             10.69               6.09                 4.07                2.16
Window (mo)                  308 - 330         178 - 178            71 - 91              36 - 68             26 - 30
Expected Final Mat.           Dec 2030         Apr 2018            JAN 2011             Feb 2009            Dec 2005

Class AF-5
Avg. Life (yrs)                13.11             7.98                6.38                 5.41                3.18
Mod. Dur. (yrs)                10.03             6.71                5.57                 4.83                2.95
Window (mo)                   37 - 310         37 - 178             40 - 91              47 - 68             30 - 49
Expected Final Mat.           Apr 2029         Apr 2018            JAN 2011             Feb 2009            Jul 2007
---------------------------------------------------------------------------------------------------------------------

---------------------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                   GROUP I SENSITIVITY ANALYSIS - TO MATURITY

Group I % of (HEP)               0.0%            10.0%               23.0%                30.0%               40.0%
Group II % of (CPR)              0.0%            15.0%               27.0%                35.0%               45.0%

---------------------------------------------------------------------------------------------------------------------
Class AF-1
Avg. Life (yrs)                12.03             2.23                1.00                 0.77                0.57
Mod. Dur. (yrs)                10.77             2.17                0.98                 0.76                0.56
Window (mo)                   1 - 248           1 - 64              1 - 27               1 - 20              1 - 14
Expected Final Mat.           Feb 2024         Oct 2008            SEPT 2005            Feb 2005            Aug 2004

Class AF-2
Avg. Life (yrs)                22.81             8.70                3.00                 2.12                1.52
Mod. Dur. (yrs)                17.47             7.73                2.86                 2.05                1.48
Window (mo)                  248 - 296         64 - 162             27 - 52              20 - 31             14 - 22
Expected Final Mat.           Feb 2028         Dec 2016            OCT 2007             Jan 2006            Apr 2005

Class AF-3
Avg. Life (yrs)                25.16             15.31               5.00                 2.80                2.00
Mod. Dur. (yrs)                16.70             11.77               4.53                 2.63                1.90
Window (mo)                  296 - 308         162 - 208            52 - 71              31 - 36             22 - 26
Expected Final Mat.           Feb 2029         Oct 2020            MAY 2009             Jun 2006            Aug 2005

Class AF-4
Avg. Life (yrs)                25.96             21.13               10.70                5.31                 2.31
Mod. Dur. (yrs)                15.19             13.45               8.21                 4.55                 2.16
Window (mo)                  308 - 333         208 - 310           71 - 218             36 - 168             26 - 30
Expected Final Mat.           Mar 2031         Apr 2029            AUG 2021             Jun 2017            Dec 2005

Class AF-5
Avg. Life (yrs)                13.11             8.03                6.81                 6.96                4.23
Mod. Dur. (yrs)                10.03             6.74                5.88                 5.98                3.78
Window (mo)                   37 - 310         37 - 309            40 - 216             47 - 166            30 - 121
Expected Final Mat.           Apr 2029         May 2029            JUN 2021             Apr 2017            Jul 2013
---------------------------------------------------------------------------------------------------------------------

---------------------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

           GROUP II SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group II % of (CPR)              0.0%            15.0%               27.0%                35.0%            45.0%
Group I % of (HEP)               0.0%            10.0%               23.0%                30.0%            40.0%

------------------------------------------------------------------------------------------------------------------
Class AV-1
Avg. Life (yrs)                13.87             1.84                1.00                 0.75             0.56
Mod. Dur. (yrs)                12.29             1.79                0.98                 0.74             0.55
Window (mo)                   1 - 274           1 - 54              1 - 28               1 - 21           1 - 15
Expected Final Mat.          Apr 2026          Dec 2007            OCT 2005             Mar 2005         Sep 2004

Class AV-2
Avg. Life (yrs)                26.05             9.23                4.77                 3.07             1.86
Mod. Dur. (yrs)                20.89             8.40                4.52                 2.95             1.81
Window (mo)                  274 - 330         54 - 178             28 - 91              21 - 68         15 - 32
Expected Final Mat.          Dec 2030          Apr 2018            JAN 2011             Feb 2009         Feb 2006
------------------------------------------------------------------------------------------------------------------

---------------------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                   GROUP II SENSITIVITY ANALYSIS - TO MATURITY

Group II % of (CPR)              0.0%            15.0%               27.0%                35.0%             45.0%
Group I % of (HEP)               0.0%            10.0%               23.0%                30.0%             40.0%

-------------------------------------------------------------------------------------------------------------------
Class AV-1
Avg. Life (yrs)                13.87             1.84                1.00                 0.75              0.56
Mod. Dur. (yrs)                12.29             1.79                0.98                 0.74              0.55
Window (mo)                   1 - 274           1 - 54              1 - 28               1 - 21            1 - 15
Expected Final Mat.           Apr 2026         Dec 2007            OCT 2005             Mar 2005         Sept 2004

Class AV-2
Avg. Life (yrs)                26.36             9.85                5.28                 3.44              1.86
Mod. Dur. (yrs)                21.08             8.86                4.95                 3.28              1.81
Window (mo)                  274 - 351         54 - 305            28 - 191             21 - 143          15 - 32
Expected Final Mat.          Sept 2032         Nov 2028            MAY 2019             May 2015          Feb 2006
-------------------------------------------------------------------------------------------------------------------

---------------------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                      NET WAC CAPTABLE-GROUP I CLASS AF-1

NET WAC TABLE - 1MONTH LIBOR AT 1.27% FOR LIFE AND 6 MONTH LIBOR AT 1.14% FOR
LIFE

Pd     Rate (%)
 1     7.77873
 2     7.27673
 3     7.27658
 4     7.51897
 5     7.27634
 6     7.51888
 7     7.27634
 8     7.37290
 9     7.88140
10     7.37294
11     7.61872
12     7.37298
13     7.61876
14     7.37301
15     7.37303
16     7.61882
17     7.37307
18     7.61886
19     7.37311
20     7.37313
21     8.16313
22     7.37317
23     7.61896
24     7.37321
25      7.6190
26     7.37325
27     7.37327
28     7.61906
29     7.37331
30     7.61911
31     7.37335
32     7.37337
33     8.16340
34     7.37341
35     7.61922
36     7.37346
37     7.61926
38     7.37350
39     7.37352
40     7.61933
41     7.37357
42     7.61938
43     7.37361
44     7.37364
45     8.16369
46     7.37368
47     7.61950
48     7.37373
49     7.61954
50     7.37378
51     7.37380
52     7.61962
53     7.37385
54     7.61967
55     7.37390
56     7.37392
57     7.88250
58     7.37397
59     7.61980
60     7.37403
61     7.61985
62     7.37408
63     7.37410
64     7.61994
65     7.37416
66     7.61999
67     7.37421
68     7.37424
69     8.16437
70     7.37429
71     7.62013
72     7.37435
73     7.62019
74     7.37441
75     7.37444
76     7.62028
77     7.37449
78     7.62034
79     7.37455
80     7.37458
81     8.16475
82     7.37464
83      7.6205
84     7.37471
85     7.62056
86     7.37477
87      7.3748
88     7.62066
89     7.37487
90     7.62073
91     7.37493

Assumptions: 23% HEP for Life, 6-month LIBOR is 1.14% for Life and 1-month LIBOR is 1.27% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

---------------------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                      NET WAC CAPTABLE- GROUP I CLASS AF-1

NET WAC TABLE - 1MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

Pd     Rate (%)
 1     7.77873
 2     7.27673
 3     7.27658
 4     7.51897
 5     7.27634
 6     7.51888
 7     7.27634
 8      7.3729
 9      7.8814
10     7.37294
11     7.61872
12     7.37298
13     7.61876
14     7.37301
15     7.37303
16     7.61882
17     7.37307
18     7.61886
19     7.37311
20     7.37313
21     8.16313
22     7.37317
23     7.61896
24     7.37321
25       7.619
26     7.37325
27     7.37327
28     7.61906
29     7.37331
30     7.61911
31     7.37335
32     7.37337
33      8.1634
34     7.37341
35     7.61922
36     7.37346
37     7.61926
38      7.3735
39     7.37352
40     7.61933
41     7.37357
42     7.61938
43     7.37361
44     7.37364
45     8.16369
46     7.37368
47      7.6195
48     7.37373
49     7.61954
50     7.37378
51      7.3738
52     7.61962
53     7.37385
54     7.61967
55      7.3739
56     7.37392
57      7.8825
58     7.37397
59      7.6198
60     7.37403
61     7.61985
62     7.37408
63      7.3741
64     7.61994
65     7.37416
66     7.61999
67     7.37421
68     7.37424
69     8.16437
70     7.37429
71     7.62013
72     7.37435
73     7.62019
74     7.37441
75     7.37444
76     7.62028
77     7.37449
78     7.62034
79     7.37455
80     7.37458
81     8.16475
82     7.37464
83      7.6205
84     7.37471
85     7.62056
86     7.37477
87      7.3748
88     7.62066
89     7.37487
90     7.62073
91     7.37493
92     7.37496

Assumptions: 23% HEP for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

---------------------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           NET WAC CAPTABLE-GROUP II

NET WAC TABLE - 1MONTH LIBOR AT 1.27% FOR LIFE AND 6 MONTH LIBOR AT 1.14% FOR
LIFE

Pd     Rate (%)
 1     7.97249
 2     7.45814
 3     7.45814
 4     7.70674
 5     7.45814
 6     7.70674
 7     7.45814
 8     7.45814
 9     7.97249
10     7.45814
11     7.70675
12     7.45814
13     7.70675
14     7.45814
15     7.45814
16     8.10607
17     7.84458
18     8.10607
19     7.84458
20     7.84458
21     8.68508
22     7.84459
23     8.10608
24     7.84459
25     8.10608
26     7.88085
27     7.88085
28     8.14355
29     7.88085
30     8.14355
31     7.88085
32     7.88085
33     8.72523
34     7.88085
35     8.14355
36     7.88085
37     8.14355
38     7.88085
39     7.88085
40     8.14355
41     7.88085
42     8.14355
43     7.88085
44     7.88085
45     8.72523
46     7.88085
47     8.14355
48     7.88085
49     8.14355
50     7.88085
51     7.88085
52     8.14355
53     7.88085
54     8.14355
55     7.88085
56     7.88085
57     8.42436
58     7.88085
59     8.14355
60     7.88085
61     8.14355
62     7.88085
63     7.88085
64     8.14355
65     7.88085
66     8.14355
67     7.88085
68     7.88085
69     8.72523
70     7.88085
71     8.14355
72     7.88085
73     8.14355
74     7.88085
75     7.88085
76     8.14355
77     7.88085
78     8.14355
79     7.88085
80     7.88085
81     8.72523
82     7.88085
83     8.14355
84     7.88085
85     8.14355
86     7.88085
87     7.88085
88     8.14355
89     7.88085
90     8.14355
91     7.88085

Assumptions: 27% CPR for Life, 6-month LIBOR is 1.14% for Life and 1-month LIBOR is 1.27% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

---------------------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           NET WAC CAPTABLE-GROUP II

NET WAC TABLE - 1MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

Pd     Rate (%)
 1     7.97249
 2     7.45814
 3     7.45814
 4     7.70674
 5     7.45814
 6     7.70674
 7     7.45814
 8     7.45814
 9     7.97249
10     7.45814
11     7.70675
12     7.45814
13     7.70675
14     7.45814
15     7.45814
16    10.35789
17    10.02384
18    10.35803
19    10.02397
20    10.02404
21    11.09812
22    11.03076
23    11.39858
24    11.03101
25    11.39884
26    11.26358
27    11.26359
28    12.67935
29    12.27037
30    12.67941
31    12.27043
32    12.35894
33    13.68312
34    13.36577
35    13.81132
36    13.36582
37    13.81138
38    13.45429
39     13.4543
40    14.19971
41    13.74167
42    14.19974
43    13.74169
44    13.83007
45    15.31186
46    13.83007
47    14.29108
48    13.83007
49    14.29108
50    13.85875
51    13.85875
52     14.3207
53    13.85875
54     14.3207
55    13.85875
56    13.85875
57    14.81452
58    13.85875
59     14.3207
60    13.85875
61     14.3207
62    13.85875
63    13.85875
64     14.3207
65    13.85875
66     14.3207
67    13.85875
68    13.85875
69    15.34361
70    13.85875
71    14.32071
72    13.85875
73    14.32071
74    13.85875
75    13.85875
76    14.32071
77    13.85875
78    14.32071
79    13.85875
80    13.85875
81    15.34361
82    13.85875
83    14.32071
84    13.85875
85    14.32071
86    13.85875
87    13.85875
88    14.32071
89    13.85875
90    14.32071
91    13.85875
92    13.85875

Assumptions: 27% CPR for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

---------------------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                 GROUP I COLLATERAL SUMMARY - FIXED RATE LOANS

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 COLLATERAL SUMMARY          RANGES (IF APPLICABLE)
---------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                          3,017

TOTAL OUTSTANDING LOAN BALANCE     $  340,965,718.01

AVERAGE LOAN PRINCIPAL BALANCE     $      113,014.82       $  19,854.10 - $506,087.25

WA COUPON                                       8.04%                   6.00% - 12.75%

WA ORIGINAL TERM (MO.)                           319                        120 - 360

WA REMAINING TERM (MO.)                          312                        103 - 358

WA ORIGINAL LTV                                84.31%                 12.12% - 100.00%

WA FICO                                          658

1ST LIENS (%)                                 100.00%

BALLOONS (%)                                    5.53%

PROPERTY TYPE

       SINGLE FAMILY
       2-4 FAMILY                              93.11%
       CONDO                                    3.55%
       PUD                                      1.80%
                                                1.53%

OCCUPANCY STATUS

        PRIMARY HOME                           98.81%
        INVESTMENT                              1.01%
        SECOND                                  0.18%

LOAN PURPOSE

      CASH-OUT REFI                            84.77%
      PURCHASE                                  8.02%
      RATE-TERM REFI                            7.21%

GEOGRAPHIC DISTRIBUTION          NY            10.27%
                                 OH             7.95%
                                 NJ             6.71%

------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Origination Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

--------------------------------------------------------------------------------------------------------------
                                          NUMBER OF
                                          MORTGAGE                                              % OF ORIGINAL
   RANGE OF BALANCES ($)                   LOANS             ORIGINAL LOAN BALANCE ($)           LOAN BALANCE
--------------------------------------------------------------------------------------------------------------
$      0.01 - $  25,000.00                     30               $     710,900.66                    0.21%
  25,000.01 -    50,000.00                    301                  12,359,243.42                    3.59
  50,000.01 -    75,000.00                    664                  42,102,362.11                   12.23
  75,000.01 -   100,000.00                    583                  50,932,403.53                   14.80
 100,000.01 -   125,000.00                    443                  49,642,939.94                   14.43
 125,000.01 -   150,000.00                    321                  43,922,119.23                   12.76
 150,000.01 -   175,000.00                    211                  34,176,813.97                    9.93
 175,000.01 -   200,000.00                    163                  30,482,081.90                    8.86
 200,000.01 -   225,000.00                     94                  19,967,615.51                    5.80
 225,000.01 -   250,000.00                     75                  17,777,494.21                    5.17
 250,000.01 -   275,000.00                     28                   7,329,837.11                    2.13
 275,000.01 -   300,000.00                     40                  11,511,660.56                    3.35
 300,000.01 -   322,700.00                     12                   3,746,924.27                    1.09
 322,700.01 -   350,000.00                     19                   6,425,088.31                    1.87
 350,000.01 -   375,000.00                     10                   3,642,570.00                    1.06
 375,000.01 -   400,000.00                     15                   5,847,107.31                    1.70
 400,000.01 -   500,000.00                      7                   3,040,500.00                    0.88
 500,000.01 -   525,000.00                      1                     510,000.00                    0.15
--------------------------------------------------------------------------------------------------------------
Total                                       3,017               $ 344,127,662.04                  100.00%
--------------------------------------------------------------------------------------------------------------

------------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

---------------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                   MORTGAGE     STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
   RANGE OF BALANCES ($)            LOANS       DATE LOAN BALANCE ($)           DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------
$       0.01 - $  25,000.00           34         $       788,200.58                    0.23%
   25,000.01 -    50,000.00          308              12,608,406.99                    3.70
   50,000.01 -    75,000.00          662              41,823,500.97                   12.27
   75,000.01 -   100,000.00          589              51,317,319.34                   15.05
  100,000.01 -   125,000.00          441              49,371,641.49                   14.48
  125,000.01 -   150,000.00          320              43,707,070.90                   12.82
  150,000.01 -   175,000.00          219              35,558,720.21                   10.43
  175,000.01 -   200,000.00          151              28,251,606.10                    8.29
  200,000.01 -   225,000.00           91              19,334,547.43                    5.67
  225,000.01 -   250,000.00           75              17,752,106.90                    5.21
  250,000.01 -   275,000.00           25               6,550,761.87                    1.92
  275,000.01 -   300,000.00           39              11,151,339.67                    3.27
  300,000.01 -   322,700.00           13               4,063,740.08                    1.19
  322,700.01 -   350,000.00           19               6,433,937.44                    1.89
  350,000.01 -   375,000.00           11               4,038,655.27                    1.18
  375,000.01 -   400,000.00           12               4,688,850.96                    1.38
  400,000.01 -   500,000.00            7               3,019,224.56                    0.89
  500,000.01 -   525,000.00            1                 506,087.25                    0.15
---------------------------------------------------------------------------------------------------------
Total                              3,017         $   340,965,718.01                  100.00%
---------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                 MORTGAGE RATES
--------------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                  MORTGAGE       STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
RANGE OF MORTGAGE RATES (%)        LOANS          DATE LOAN BALANCE ($)           DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------
 6.00%  -  6.49%                      119           $    23,553,461.14                   6.91%
 6.50   -  6.99                       340                46,646,579.57                  13.68
 7.00   -  7.49                       311                38,485,183.41                  11.29
 7.50   -  7.99                       677                79,457,889.03                  23.30
 8.00   -  8.49                       376                40,847,249.97                  11.98
 8.50   -  8.99                       479                50,819,267.89                  14.90
 9.00   -  9.49                       246                22,382,504.58                   6.56
 9.50   -  9.99                       258                22,422,136.33                   6.58
10.00   - 10.49                        79                 6,354,861.06                   1.86
10.50   - 10.99                        87                 7,086,038.62                   2.08
11.00   - 11.49                        26                 1,653,674.38                   0.48
11.50   - 11.99                        14                 1,059,428.95                   0.31
12.00   - 12.49                         2                   104,948.77                   0.03
12.50   - 12.99                         3                    92,494.31                   0.03
--------------------------------------------------------------------------------------------------------
Total                               3,017           $   340,965,718.01                 100.00%
--------------------------------------------------------------------------------------------------------

The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                            ORIGINAL TERM TO MATURITY
----------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO          NUMBER OF
    MATURITY              MORTGAGE                STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   (MONTHS)                 LOANS                  DATE LOAN BALANCE ($)             DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------
 97 - 132                    102                   $      5,360,627.37                      1.57%
133 - 168                      8                            487,778.74                      0.14
169 - 180                    455                         43,967,774.77                     12.90
181 - 216                      4                            317,390.13                      0.09
229 - 240                    335                         37,195,528.39                     10.91
241 - 276                      1                             71,028.95                      0.02
277 - 312                     30                          3,361,603.51                      0.99
313 - 348                      3                            293,909.45                      0.09
349 - 360                   2079                        249,910,076.70                     73.29
----------------------------------------------------------------------------------------------------------
Total                      3,017                   $    340,965,718.01                    100.00%
----------------------------------------------------------------------------------------------------------

                                   REMAINING TERM TO MATURITY
----------------------------------------------------------------------------------------------------------
ORIGINAL TERM              NUMBER OF
 TO MATURITY               MORTGAGE              STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
  (MONTHS)                  LOANS                 DATE LOAN BALANCE ($)             DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------
 97 - 132                    103                   $      5,407,240.30                    1.59%
133 - 168                     65                          6,046,510.51                    1.77
169 - 180                    397                         38,362,430.07                   11.25
181 - 216                      4                            317,390.13                    0.09
217 - 228                     91                         12,311,278.70                    3.61
229 - 240                    244                         24,884,249.69                    7.30
241 - 276                      1                             71,028.95                    0.02
277 - 312                     30                          3,361,603.51                    0.99
325 - 336                      1                             83,256.02                    0.02
337 - 348                    107                         14,709,973.95                    4.31
349 - 360                   1974                        235,410,756.18                   69.04
----------------------------------------------------------------------------------------------------------
Total                      3,017                   $    340,965,718.01                  100.00%
----------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                     SEASONING
-----------------------------------------------------------------------------------
             NUMBER OF
SEASONING     MORTGAGE    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
(MONTHS)       LOANS       DATE LOAN BALANCE ($)            DATE LOAN BALANCE
-----------------------------------------------------------------------------------
  0 - 6        1,185        $  124,779,704.15                   36.60%
 7 - 12         1557           182,933,934.68                   53.65
13 - 18          274            33,132,992.23                    9.72
19 - 24            1               119,086.95                    0.03
-----------------------------------------------------------------------------------
Total          3,017        $  340,965,718.01                  100.00%
-----------------------------------------------------------------------------------

                                   ORIGINAL LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------------------------------
                          NUMBER OF
RANGE OF ORIGINAL         MORTGAGE         STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
 LTV RATIOS (%)            LOANS            DATE LOAN BALANCE ($)           DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------
0.01% - 25.00%                26             $     1,126,812.11                    0.33%
25.01 - 30.00                 19                   1,048,250.23                    0.31
30.01 - 35.00                 12                   1,068,798.38                    0.31
35.01 - 40.00                 22                   1,176,359.67                    0.35
40.01 - 45.00                 31                   2,581,062.29                    0.76
45.01 - 50.00                 32                   2,710,946.26                    0.80
50.01 - 55.00                 46                   4,665,781.09                    1.37
55.01 - 60.00                 65                   7,798,251.14                    2.29
60.01 - 65.00                 91                   9,104,068.25                    2.67
65.01 - 70.00                113                  12,438,614.76                    3.65
70.01 - 75.00                199                  23,755,845.80                    6.97
75.01 - 80.00                484                  55,162,537.41                   16.18
80.01 - 85.00                344                  42,312,469.33                   12.41
85.01 - 90.00                566                  59,705,556.94                   17.51
90.01 - 95.00                447                  54,909,362.91                   16.10
95.01 - 100.00               520                  61,401,001.44                   18.01
----------------------------------------------------------------------------------------------------
Total                      3,017             $   340,965,718.01                  100.00%
----------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                       OCCUPANCY TYPE
--------------------------------------------------------------------------------------------
                   NUMBER OF
                   MORTGAGE       STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
OCCUPANCY TYPE       LOANS         DATE LOAN BALANCE ($)            DATE LOAN BALANCE
--------------------------------------------------------------------------------------------
Investor               45           $   3,447,145.98                      1.01%
Primary              2966             336,899,869.86                     98.81
Second Home             6                 618,702.17                      0.18
--------------------------------------------------------------------------------------------
Total               3,017           $ 340,965,718.01                    100.00%
--------------------------------------------------------------------------------------------

                                       PROPERTY TYPE
----------------------------------------------------------------------------------------
                   NUMBER OF
                   MORTGAGE       STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
OCCUPANCY TYPE       LOANS         DATE LOAN BALANCE ($)         DATE LOAN BALANCE
----------------------------------------------------------------------------------------
1-4 Family             91           $   12,119,365.86                  3.55%
Condo                  61                6,129,437.44                  1.80
PUD                    33                5,227,034.61                  1.53
Single Family        2832              317,489,880.10                 93.11
----------------------------------------------------------------------------------------
Total               3,017           $  340,965,718.01                100.00%
----------------------------------------------------------------------------------------

                                            LOAN PURPOSE
-------------------------------------------------------------------------------------------------
                        NUMBER OF
                        MORTGAGE       STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
OCCUPANCY TYPE            LOANS         DATE LOAN BALANCE ($)            DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------
Cash-out Refinance        2,513          $   289,042,105.09                   84.77%
Purchase                    248               27,350,033.61                    8.02
Rate-term Refinance         256               24,573,579.31                    7.21
-------------------------------------------------------------------------------------------------
Total                     3,017          $   340,965,718.01                  100.00%
-------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                            DOCUMENTATION TYPE
--------------------------------------------------------------------------------------------------------
                           NUMBER OF
                            MORTGAGE         STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE           LOANS            DATE LOAN BALANCE ($)              DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------------
Full Doc                     2,932             $   329,402,882.50                      96.61%
NIQ                             85                  11,562,835.51                       3.39
--------------------------------------------------------------------------------------------------------
Total                        3,017             $   340,965,718.01                     100.00%
--------------------------------------------------------------------------------------------------------

                                     CREDIT GRADE
--------------------------------------------------------------------------------------------
                   NUMBER OF
                    MORTGAGE      STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
CREDIT GRADE        LOANS          DATE LOAN BALANCE ($)            DATE LOAN BALANCE
--------------------------------------------------------------------------------------------
 A+                   554           $     70,972,237.58                  20.82%
 A                    602                 71,476,640.44                  20.96
 B+                   516                 61,204,651.68                  17.95
 B                    566                 62,188,078.48                  18.24
 B-                     5                    511,512.93                   0.15
 C+                   350                 35,524,521.42                  10.42
 C                    316                 29,084,132.13                   8.53
 C-                    94                  8,671,889.20                   2.54
CX                     13                  1,270,778.38                   0.37
NA                      1                     61,275.77                   0.02
--------------------------------------------------------------------------------------------
Total               3,017           $    340,965,718.01                 100.00%
--------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                         GEOGRAPHICAL DISTRIBUTION
---------------------------------------------------------------------------------------------------------
                        NUMBER OF
                         MORTGAGE         STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
  STATE                   LOANS            DATE LOAN BALANCE ($)                 DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------
Alabama                     83               $    7,528,563.82                        2.21%
Arizona                     51                    6,694,719.64                        1.96
Arkansas                    23                    1,650,177.49                        0.48
Colorado                    25                    4,631,461.26                        1.36
Connecticut                 71                   10,105,931.92                        2.96
Delaware                    24                    3,378,065.78                        0.99
Idaho                       13                    1,452,703.66                        0.43
Illinois                    94                   11,754,119.61                        3.45
Indiana                    195                   17,759,187.94                        5.21
Iowa                        31                    2,501,896.42                        0.73
Kansas                      21                    1,813,921.56                        0.53
Kentucky                    63                    6,229,740.10                        1.83
Louisiana                   63                    5,140,000.18                        1.51
Maine                       29                    3,582,257.68                        1.05
Maryland                    72                   13,036,938.09                        3.82
Massachusetts               63                   10,367,035.92                        3.04
Michigan                   175                   17,900,782.43                        5.25
Minnesota                   47                    6,696,450.79                        1.96
Mississippi                 42                    3,808,055.27                        1.12
Missouri                   107                    9,231,134.24                        2.71
Montana                      1                      153,203.29                        0.04
Nebraska                    11                      848,649.96                        0.25
Nevada                      19                    2,796,278.99                        0.82
New Hampshire               34                    5,161,070.07                        1.51
New Jersey                 148                   22,866,883.90                        6.71
New Mexico                  12                    1,349,755.95                        0.40
---------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000](Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                      GEOGRAPHICAL DISTRIBUTION
---------------------------------------------------------------------------------------------------------
                        NUMBER OF
                         MORTGAGE         STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
  STATE                   LOANS            DATE LOAN BALANCE ($)                 DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
New York                    232                 35,002,538.45                          10.27
North Carolina              104                 11,144,466.85                           3.27
Ohio                        272                 27,121,611.05                           7.95
Oklahoma                     38                  2,783,958.94                           0.82
Oregon                       17                  2,042,846.49                           0.60
Pennsylvania                209                 20,752,060.22                           6.09
Rhode Island                 20                  2,534,881.46                           0.74
South Carolina               65                  6,305,272.22                           1.85
South Dakota                  3                    237,950.87                           0.07
Tennessee                   139                 14,308,236.13                           4.20
Texas                       180                 13,368,164.22                           3.92
Utah                          5                    695,639.67                           0.20
Virginia                    121                 15,837,072.68                           4.64
Washington                   18                  3,472,867.13                           1.02
West Virginia                29                  2,070,313.59                           0.61
Wisconsin                    44                  4,424,711.79                           1.30
Wyoming                       4                    424,140.29                           0.12
---------------------------------------------------------------------------------------------------------
Total                     3,017            $   340,965,718.01                         100.00%
---------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------
                 NUMBER OF
PREPAY PENALTY   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
TERM (MONTHS)     LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
------------------------------------------------------------------------------------
      0              929        $  98,778,142.37                    28.97%
      1                1              183,954.03                     0.05
      3                3              190,313.83                     0.06
     12              114           15,435,953.02                     4.53
     24               80           10,435,650.81                     3.06
     30                7            1,057,318.50                     0.31
     34                1               64,148.71                     0.02
     36             1882          214,820,236.74                    63.00
------------------------------------------------------------------------------------
Total              3,017        $ 340,965,718.01                   100.00%
------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    LOAN TYPE
-----------------------------------------------------------------------------------
                NUMBER OF
                MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LOAN TYPE      LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------
Fixed Balloon      155         $  18,842,494.61                  5.53%
Fixed             2689           302,259,524.06                 88.65
Fixed Teaser       173            19,863,699.34                  5.83
-----------------------------------------------------------------------------------
Total            3,017         $ 340,965,718.01                100.00%
-----------------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION
-----------------------------------------------------------------------------------
               NUMBER OF
CREDIT SCORE   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    RANGE       LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------
 500 - 525          1         $     102,611.17                    0.03%
 526 - 550        135            13,037,026.37                    3.82
 551 - 575        246            22,891,418.25                    6.71
 576 - 600        295            29,156,181.58                    8.55
 601 - 625        365            39,044,661.54                   11.45
 626 - 650        448            49,439,165.82                   14.50
 651 - 675        417            49,073,606.08                   14.39
 676 - 700        421            49,751,622.47                   14.59
 701 - 725        302            37,025,248.29                   10.86
 726 - 750        190            25,272,469.81                    7.41
 751 - 775        129            17,214,017.08                    5.05
 776 - 800         61             8,253,283.97                    2.42
 801+               7               704,405.58                    0.21
-----------------------------------------------------------------------------------
 Total          3,017         $ 340,965,718.01                  100.00%
-----------------------------------------------------------------------------------

                    GROUP II COLLATERAL SUMMARY - ARM LOANS

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                                      COLLATERAL SUMMARY     RANGES (IF APPLICABLE)
--------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                             4,132

TOTAL OUTSTANDING LOAN BALANCE         $ 560,007,238.93

AVERAGE LOAN PRINCIPAL BALANCE         $     135,529.34    $ 24,447.89 - $ 444,333.11

WA COUPON                                          8.23%                6.00% - 12.40%

ARM CHARACTERISTICS

    MARGIN                                         7.52%
    FIRST PERIODIC CAP                             2.89%
    SUBSEQUENT PERIODIC CAP                        1.13%
    LIFETIME MAX                                  14.84%
    LIFETIME MIN                                   8.08%

WA ORIGINAL TERM (MO.)                              360                    180 - 360

WA REMAINING TERM (MO.)                             351                    165 - 358

WA ORIGINAL LTV                                   89.96%             12.82% - 100.00%

WA FICO                                             640

1ST LIENS (%)                                    100.00%

BALLOONS (%)                                       0.00%

LOAN TYPE

    2/28 ARM                                      91.55%
    3/27 ARM                                       8.45%

PROPERTY TYPE

    SINGLE FAMILY                                 92.91%
    2-4 FAMILY                                     2.64%
    CONDO                                          1.82%
    PUD                                            2.63%

OCCUPANCY STATUS

    PRIMARY HOME                                  99.65%
    INVESTMENT                                     0.32%
    SECOND                                         0.02%

LOAN PURPOSE

    CASH-OUT REFI                                 69.30%
    PURCHASE                                      25.85%
    RATE-TERM REFI                                 4.85%

GEOGRAPHIC DISTRIBUTION

                                      MI          10.03%
                                      IL           8.14%
                                      OH           6.64%
--------------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Origination Date.

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
-----------------------------------------------------------------------
                          NUMBER OF
                          MORTGAGE        ORIGINAL       % OF ORIGINAL
RANGE OF BALANCES          LOANS         BALANCE ($)      LOAN BALANCE
-----------------------------------------------------------------------
     $0.01 - $25,000.00        2      $      49,500.00        0.01%
 25,000.01 - 50,000.00       119          5,076,197.00        0.90
 50,000.01 - 75,000.00       450         28,920,706.31        5.13
 75,000.01 - 100,000.00      735         64,680,542.96       11.48
100,000.01 - 125,000.00      770         87,034,990.49       15.44
125,000.01 - 150,000.00      699         95,716,710.17       16.98
150,000.01 - 175,000.00      457         74,065,337.83       13.14
175,000.01 - 200,000.00      338         63,172,500.57       11.21
200,000.01 - 225,000.00      190         40,381,485.43        7.17
225,000.01 - 250,000.00      128         30,320,615.47        5.38
250,000.01 - 275,000.00       78         20,429,379.17        3.63
275,000.01 - 300,000.00       56         16,035,570.52        2.85
300,000.01 - 322,700.00       41         12,816,488.60        2.27
322,700.01 - 350,000.00       28          9,339,123.47        1.66
350,000.01 - 375,000.00       20          7,221,143.64        1.28
375,000.01 - 400,000.00       19          7,436,596.00        1.32
400,000.01 - 450,000.00        2            862,500.00        0.15
-----------------------------------------------------------------------
Total                      4,132      $ 563,559,387.63      100.00%
-----------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                         CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------
                          NUMBER OF
                           MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
RANGE OF BALANCES ($)       LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
     $0.01 - $25,000.00        2        $      49,273.41                   0.01%
 25,000.01 - 50,000.00       122            5,189,975.16                   0.93
 50,000.01 - 75,000.00       454           29,111,042.45                   5.20
 75,000.01 - 100,000.00      741           65,041,265.72                  11.61
100,000.01 - 125,000.00      774           87,289,655.75                  15.59
125,000.01 - 150,000.00      695           94,930,589.12                  16.95
150,000.01 - 175,000.00      464           75,159,416.58                  13.42
175,000.01 - 200,000.00      320           59,704,139.02                  10.66
200,000.01 - 225,000.00      195           41,302,742.69                   7.38
225,000.01 - 250,000.00      126           29,796,545.10                   5.32
250,000.01 - 275,000.00       78           20,437,582.41                   3.65
275,000.01 - 300,000.00       52           14,868,231.59                   2.66
300,000.01 - 322,700.00       45           14,037,245.18                   2.51
322,700.01 - 350,000.00       26            8,718,391.43                   1.56
350,000.01 - 375,000.00       17            6,121,371.61                   1.09
375,000.01 - 400,000.00       19            7,395,209.68                   1.32
400,000.01 - 450,000.00        2              854,562.03                   0.15
---------------------------------------------------------------------------------------------
Total                      4,132        $ 560,007,238.93                 100.00%
---------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES
---------------------------------------------------------------------------------------
                    NUMBER OF
RANGE OF MORTGAGE    MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    RATES (%)         LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
---------------------------------------------------------------------------------------
6.00% - 6.49%           99         $  16,055,798.36                   2.87%
 6.50 - 6.99           380            63,357,277.27                  11.31
 7.00 - 7.49           379            56,947,024.16                  10.17
 7.50 - 7.99           792           115,285,668.61                  20.59
 8.00 - 8.49           602            83,450,420.38                  14.90
 8.50 - 8.99           877           111,301,085.91                  19.87
 9.00 - 9.49           424            50,950,673.10                   9.10
 9.50 - 9.99           366            41,136,775.98                   7.35
10.00 - 10.49          136            13,905,950.55                   2.48
10.50 - 10.99           49             5,566,120.66                   0.99
11.00 - 11.49           17             1,417,521.29                   0.25
11.50 - 11.99            5               244,803.40                   0.04
12.00 - 12.49            6               388,119.26                   0.07
---------------------------------------------------------------------------------------
Total                4,132         $ 560,007,238.93                 100.00%
---------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY
-----------------------------------------------------------------------------------
ORIGINAL TERM   NUMBER OF
 TO MATURITY     MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
  (MONTHS)        LOANS      DATE LOAN BALANCE ($)         DATE LOAN BALANCE
-----------------------------------------------------------------------------------
169 - 204            2        $     215,026.64                   0.04%
205 - 240            1              111,848.56                   0.02
277 - 312            2              370,090.72                   0.07
349 - 360         4127          559,310,273.01                  99.88
-----------------------------------------------------------------------------------
Total            4,132        $ 560,007,238.93                 100.00%
-----------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------
REMAINING
 TERM TO    NUMBER OF
 MATURITY    MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
 (MONTHS)     LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-------------------------------------------------------------------------------
133 - 168        1        $      38,202.68                   0.01%
169 - 204        1              176,823.96                   0.03
205 - 240        1              111,848.56                   0.02
277 - 312        2              370,090.72                   0.07
313 - 348      607           77,715,962.76                  13.88
349 - 360     3520          481,594,310.25                  86.00
-------------------------------------------------------------------------------
Total        4,132        $ 560,007,238.93                 100.00%
-------------------------------------------------------------------------------

                                    SEASONING
-------------------------------------------------------------------------------
            NUMBER OF
SEASONING    MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
(MONTHS)     LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-------------------------------------------------------------------------------
 0 - 6          737        $  113,065,037.83                 20.19%
 7 - 12        2857           378,137,566.14                 67.52
13 - 18         538            68,804,634.96                 12.29
-------------------------------------------------------------------------------
Total         4,132        $  560,007,238.93                100.00%
-------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                          ORIGINAL LOAN-TO-VALUE RATIO
---------------------------------------------------------------------------------------
                    NUMBER OF
RANGE OF ORIGINAL   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LTV RATIO (%)       LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
---------------------------------------------------------------------------------------
0.01% - 25.00%            3        $     144,267.89                   0.03%
30.01 - 35.00             6              335,737.65                   0.06
35.01 - 40.00             4              303,638.29                   0.05
40.01 - 45.00             6              389,479.85                   0.07
45.01 - 50.00             7              754,312.70                   0.13
50.01 - 55.00            13            1,846,618.63                   0.33
55.01 - 60.00            20            2,503,509.98                   0.45
60.01 - 65.00            43            5,366,739.91                   0.96
65.01 - 70.00            62            7,498,369.57                   1.34
70.01 - 75.00           143           19,642,929.79                   3.51
75.01 - 80.00           618           77,348,273.85                  13.81
80.01 - 85.00           369           47,786,792.37                   8.53
85.01 - 90.00          1001          135,169,905.68                  24.14
90.01 - 95.00           721          104,484,404.95                  18.66
95.01 - 100.00         1116          156,432,257.82                  27.93
---------------------------------------------------------------------------------------
Total                 4,132        $ 560,007,238.93                 100.00%
---------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE
------------------------------------------------------------------------------------
                 NUMBER OF
                 MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
OCCUPANCY TYPE    LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
------------------------------------------------------------------------------------
Investor              27         $   1,810,623.87                  0.32%
Primary             4104           558,066,180.22                 99.65
Second Home            1               130,434.84                  0.02
------------------------------------------------------------------------------------
Total              4,132         $ 560,007,238.93                100.00%
------------------------------------------------------------------------------------

                                  PROPERTY TYPE
-----------------------------------------------------------------------------------
                NUMBER OF
                MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
PROPERTY TYPE    LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------
1-4 Family          110         $  14,810,266.54                2.64%
Condo                86            10,164,141.27                1.82
PUD                  77            14,721,756.59                2.63
Single Family      3859           520,311,074.53               92.91
-----------------------------------------------------------------------------------
Total             4,132         $ 560,007,238.93              100.00%
-----------------------------------------------------------------------------------

                                  LOAN PURPOSE
-----------------------------------------------------------------------------------------
                      NUMBER OF
                      MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
LOAN TYPE              LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------------
Cash-out Refinance      2,810         $ 388,062,185.19                69.30%
Purchase                 1103           144,765,897.21                25.85
Rate-term Refinance       219            27,179,156.53                 4.85
-----------------------------------------------------------------------------------------
Total                   4,132         $ 560,007,238.93               100.00%
-----------------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE
----------------------------------------------------------------------------------------
                     NUMBER OF
                     MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE    LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------------
Full Doc               3,901        $ 524,886,551.64                 93.73%
NIQ                      231           35,120,687.29                  6.27
----------------------------------------------------------------------------------------
Total                  4,132        $ 560,007,238.93                100.00%
----------------------------------------------------------------------------------------

                                  CREDIT GRADE
--------------------------------------------------------------------------------
             NUMBER OF
             MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
RISK GRADE    LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
--------------------------------------------------------------------------------
A+               410         $  56,129,892.28                10.02%
A                497            72,020,197.24                12.86
B+               729           104,822,663.07                18.72
B                936           127,702,570.59                22.80
B-                12             1,554,271.67                 0.28
C+               659            87,552,397.89                15.63
C                625            79,895,873.49                14.27
C-               216            24,709,451.00                 4.41
CX                46             5,414,972.94                 0.97
NA                 2               204,948.76                 0.04
--------------------------------------------------------------------------------
Total          4,132         $ 560,007,238.93               100.00%
--------------------------------------------------------------------------------

                                    LOAN TYPE
-------------------------------------------------------------------------------
            NUMBER OF
            MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
LOAN TYPE    LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-------------------------------------------------------------------------------
2/28 ARM      3,769         $ 512,661,864.34                91.55%
3/27 ARM        363            47,345,374.59                 8.45
-------------------------------------------------------------------------------
Total         4,132         $ 560,007,238.93               100.00%
-------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                   GEOGRAPHICAL DISTRIBUTION
---------------------------------------------------------------------------------------------
                      NUMBER OF
                      MORTGAGE     STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
    STATE              LOANS         DATE LOAN BALANCE ($)             DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
Alabama                   55          $  6,446,854.78                       1.15%
Arizona                  148            20,608,114.76                       3.68
Arkansas                  25             2,620,146.90                       0.47
Colorado                 105            19,462,984.52                       3.48
Connecticut               58            10,078,198.19                       1.80
Delaware                  15             2,564,604.74                       0.46
Idaho                     15             1,559,731.86                       0.28
Illinois                 299            45,601,985.35                       8.14
Indiana                  253            25,505,838.65                       4.55
Iowa                      31             3,277,379.75                       0.59
Kansas                    43             4,954,213.59                       0.88
Kentucky                  82             8,489,220.92                       1.52
Louisiana                 75             9,092,852.58                       1.62
Maine                      3               392,068.59                       0.07
Maryland                  94            17,545,640.65                       3.13
Massachusetts             57            11,411,663.67                       2.04
Michigan                 431            56,156,357.87                      10.03
Minnesota                214            33,013,118.30                       5.90
Mississippi               37             3,815,438.65                       0.68
Missouri                 164            21,326,143.20                       3.81
Nebraska                  36             4,104,895.51                       0.73
Nevada                    46             7,080,611.50                       1.26
New Hampshire             14             2,726,191.42                       0.49
New Jersey                89            14,704,033.40                       2.63
New Mexico                16             1,871,562.11                       0.33
---------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

                                   GEOGRAPHICAL DISTRIBUTION
---------------------------------------------------------------------------------------------
                      NUMBER OF
                      MORTGAGE     STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
    STATE               LOANS       DATE LOAN BALANCE ($)             DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
New York                  42             8,356,061.24                       1.49
North Carolina           249            30,955,688.68                       5.53
Ohio                     308            37,179,640.27                       6.64
Oklahoma                  11               874,302.62                       0.16
Oregon                    36             5,536,509.51                       0.99
Pennsylvania             119            14,589,880.25                       2.61
Rhode Island              32             4,616,390.92                       0.82
South Carolina           148            18,026,273.24                       3.22
South Dakota               3               263,100.64                       0.05
Tennessee                189            21,001,395.62                       3.75
Texas                    137            17,560,019.25                       3.14
Utah                      36             5,416,000.65                       0.97
Virginia                 172            28,629,194.21                       5.11
Washington                81            13,156,336.03                       2.35
West Virginia             14             1,572,286.47                       0.28
Wisconsin                148            17,610,928.75                       3.14
Wyoming                    2               253,379.12                       0.05
---------------------------------------------------------------------------------------------
Total                  4,132          $560,007,238.93                     100.00%
---------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                     GROSS MARGINS
---------------------------------------------------------------------------------------------
                      NUMBER OF
RANGE OF GROSS        MORTGAGE     STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
  MARGINS (%)          LOANS        DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
0.00% - 0.00%               2          $    267,650.37                      0.05%
1.50 - 1.99                 1               152,404.46                      0.03
2.00 - 2.49                 2               134,658.87                      0.02
2.50 - 2.99                 1               179,017.67                      0.03
3.00 - 3.49                 3               467,337.88                      0.08
3.50 - 3.99                11             1,902,312.13                      0.34
4.00 - 4.49                 8             1,190,509.56                      0.21
4.50 - 4.99                39             6,231,567.43                      1.11
5.000 - 5.49               71            10,609,916.18                      1.89
5.50 - 5.99               198            31,838,082.65                      5.69
6.00 - 6.49               386            57,034,643.58                     10.18
6.50 - 6.99               518            75,093,366.98                     13.41
7.00 - 7.49               593            83,630,566.60                     14.93
7.50 - 7.99               686            90,650,480.09                     16.19
8.00 - 8.49               640            81,917,867.56                     14.63
8.50 - 8.99               476            60,917,417.17                     10.88
9.00 - 9.49               272            32,418,701.22                      5.79
9.50 - 9.99               123            14,537,838.56                      2.60
10.00 - 10.49              65             6,572,750.45                      1.17
10.50 - 10.99              16             2,095,239.40                      0.37
11.00 - 11.49              12             1,302,979.12                      0.23
11.50 - 11.99               6               481,135.29                      0.09
12.00 - 12.49               1                42,717.35                      0.01
14.00 - 14.49               1               228,618.32                      0.04
14.50 - 14.99               1               109,460.04                      0.02
---------------------------------------------------------------------------------------------
Total                   4,132          $560,007,238.93                    100.00%
---------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                               NEXT INTEREST ADJUSTMENT DATE
---------------------------------------------------------------------------------------------
                      NUMBER OF
 NEXT INTEREST        MORTGAGE      STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
ADJUSTMENT DATE         LOANS         DATE LOAN BALANCE ($)           DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
Dec-03                     57            $  7,519,470.41                    1.34%
Jan-04                     87              11,108,690.94                    1.98
Feb-04                    116              15,442,818.32                    2.76
Mar-04                    101              14,158,520.97                    2.53
Apr-04                     18               2,448,447.64                    0.44
May-04                     25               2,855,755.85                    0.51
Jun-04                    147              18,538,553.94                    3.31
Jul-04                    334              42,823,885.25                    7.65
Aug-04                    528              69,059,969.03                   12.33
Sep-04                    641              86,382,353.07                   15.43
Oct-04                    544              73,142,941.91                   13.06
Nov-04                    492              65,644,937.98                   11.72
Dec-04                    324              45,483,904.85                    8.12
Jan-05                    166              23,340,609.20                    4.17
Feb-05                    139              19,818,177.92                    3.54
Mar-05                    136              22,845,995.46                    4.08
Apr-05                     42               6,360,157.21                    1.14
May-05                      4                 354,143.58                    0.06
Jun-05                     15               1,732,983.56                    0.31
Jul-05                     23               2,731,541.81                    0.49
Aug-05                     23               3,128,153.63                    0.56
Sep-05                     33               3,973,480.68                    0.71
Oct-05                     37               5,769,515.64                    1.03
Nov-05                     40               5,209,249.64                    0.93
Dec-05                     29               4,942,323.00                    0.88
Jan-06                     11               1,569,154.94                    0.28
Feb-06                     11               2,017,764.24                    0.36
Mar-06                      7               1,288,377.04                    0.23
Apr-06                      2                 315,361.22                    0.06
---------------------------------------------------------------------------------------------
Total                   4,132            $560,007,238.93                  100.00%
---------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                       MAXIMUM RATES
---------------------------------------------------------------------------------------------
                      NUMBER OF
RANGE OF MAXIMUM       MORTGAGE     STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
    RATES (%)           LOANS        DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
11.00% - 11.49%             1           $     90,957.73                     0.02%
11.50 - 11.99               1                106,922.44                     0.02
12.00 - 12.49              66              9,794,105.24                     1.75
12.50 - 12.99             206             31,570,465.35                     5.64
13.00 - 13.49             232             33,443,235.85                     5.97
13.50 - 13.99             593             86,498,437.67                    15.45
14.00 - 14.49             462             62,891,379.96                    11.23
14.50 - 14.99             770            100,941,848.57                    18.03
15.00 - 15.49             499             68,743,207.18                    12.28
15.50 - 15.99             567             71,588,103.70                    12.78
16.00 - 16.49             288             37,921,217.81                     6.77
16.50 - 16.99             237             30,643,082.87                     5.47
17.00 - 17.49             129             15,838,298.13                     2.83
17.50 - 17.99              48              6,215,769.27                     1.11
18.00 - 18.49              26              3,268,212.94                     0.58
18.50 - 18.99               4                263,665.34                     0.05
19.00+                      3                188,328.88                     0.03
---------------------------------------------------------------------------------------------
Total                   4,132           $560,007,238.93                   100.00%
---------------------------------------------------------------------------------------------

The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                       MINIMUM RATES
---------------------------------------------------------------------------------------------
                      NUMBER OF
RANGE OF MINIMUM      MORTGAGE      STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
   RATES (%)            LOANS        DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
2.00% - 2.99%               1          $     79,352.08                      0.01%
3.00 - 3.49                 3               271,113.11                      0.05
3.50 - 3.99                 4               588,833.78                      0.11
4.00 - 4.49                 3               621,262.47                      0.11
4.50 - 4.99                19             3,274,317.61                      0.58
5.00 - 5.49                23             3,444,252.60                      0.62
5.50 - 5.99                36             5,580,418.30                      1.00
6.00 - 6.49               175            26,285,247.77                      4.69
6.50 - 6.99               394            62,154,399.73                     11.10
7.00 - 7.49               397            59,034,138.80                     10.54
7.50 - 7.99               751           108,694,076.67                     19.41
8.00 - 8.49               586            81,890,386.41                     14.62
8.50 - 8.99               820           104,676,799.72                     18.69
9.00 - 9.49               381            45,593,538.95                      8.14
9.50 - 9.99               335            37,378,139.87                      6.67
10.00 - 10.49             132            13,467,760.50                      2.40
10.50 - 10.99              45             4,947,204.50                      0.88
11.00 - 11.49              16             1,393,073.40                      0.25
11.50 - 11.99               5               244,803.40                      0.04
12.00 - 12.49               6               388,119.26                      0.07
---------------------------------------------------------------------------------------------
Total                   4,132          $560,007,238.93                    100.00%
---------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                              INITIAL PERIODIC RATE CAP
---------------------------------------------------------------------------------------------
                      NUMBER OF
INITIAL PERIODIC      MORTGAGE      STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
  RATE CAP (%)          LOANS        DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
1.00%                     61            $  7,635,029.25                     1.36%
1.50                      44               6,247,333.35                     1.12
2.00                     303              35,864,058.35                     6.40
2.80                       1                  80,560.15                     0.01
3.00                    3723             510,180,257.83                    91.10
---------------------------------------------------------------------------------------------
Total                  4,132            $560,007,238.93                   100.00%
---------------------------------------------------------------------------------------------

                                SUBSEQUENT PERIODIC RATE CAP
---------------------------------------------------------------------------------------------

   SUBSEQUENT         NUMBER OF
PERIODIC RATE CAP     MORTGAGE     STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
       (%)              LOANS        DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
1.00%                   3,190          $417,943,980.94                     74.63%
1.50                      886           136,024,048.23                     24.29
2.00                       56             6,039,209.76                      1.08
---------------------------------------------------------------------------------------------
Total                   4,132          $560,007,238.93                    100.00%
---------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------
   PREPAY          NUMBER OF
PENALTY TERM        MORTGAGE     STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
  (MONTHS)           LOANS         DATE LOAN BALANCE ($)           DATE LOAN BALANCE
------------------------------------------------------------------------------------------
0                      608          $ 83,952,683.05                     14.99%
4                        1               156,387.52                      0.03
6                        1               114,521.92                      0.02
8                        1                52,717.35                      0.01
12                     132            20,893,799.75                      3.73
21                       1               167,892.71                      0.03
24                    1888           260,053,265.17                     46.44
25                       3               515,138.25                      0.09
30                      33             4,514,520.78                      0.81
35                       1               136,108.75                      0.02
36                    1463           189,450,203.68                     33.83
------------------------------------------------------------------------------------------
Total                4,132          $560,007,238.93                    100.00%
------------------------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION
---------------------------------------------------------------------------------------------
                      NUMBER OF
CREDIT SCORE           MORTGAGE     STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
   RANGE                LOANS         DATE LOAN BALANCE ($)           DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
500 - 525                  21          $  2,578,082.21                      0.46%
526 - 550                 178            21,652,016.98                      3.87
551 - 575                 428            54,085,061.49                      9.66
576 - 600                 486            63,347,475.47                     11.31
601 - 625                 627            83,489,053.15                     14.91
626 - 650                 758           105,495,307.59                     18.84
651 - 675                 632            88,386,926.59                     15.78
676 - 700                 435            62,140,712.21                     11.10
701 - 725                 290            39,802,381.73                      7.11
726 - 750                 151            21,512,737.52                      3.84
751 - 775                  87            12,302,978.30                      2.20
776 - 800                  35             4,684,634.57                      0.84
801+                        4               529,871.12                      0.09
---------------------------------------------------------------------------------------------
  Total                 4,132          $560,007,238.93                    100.00%
---------------------------------------------------------------------------------------------

                            TOTAL COLLATERAL SUMMARY

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                          COLLATERAL SUMMARY       RANGES (IF APPLICABLE)
--------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                  7,149

TOTAL OUTSTANDING LOAN BALANCE               $900,972,956.94

AVERAGE LOAN PRINCIPAL BALANCE               $    126,027.83       $19,854.10 - $506,087.25

WA COUPON                                               8.16%                6.00% - 12.75%

WA ORIGINAL TERM (MO.)                                   344                      120 - 360

WA REMAINING TERM (MO.)                                  336                      103 - 358

WA ORIGINAL LTV                                        87.82%              12.12% - 100.00%

WA FICO                                                  647

1ST LIENS (%)                                         100.00%

BALLOONS (%)                                            2.09%

LOAN TYPE
     FIXED                                             35.64%
     TEASER                                             2.20%
     2/28 ARM                                          56.90%
     3/27 ARM                                           5.25%

PROPERTY TYPE
     SINGLE FAMILY                                     92.99%
     2-4 FAMILY                                         2.99%
     CONDO                                              1.81%
     PUD                                                2.21%

OCCUPANCY STATUS (DT = ALIGNMENT)
     PRIMARY HOME                                      99.33%
     INVESTMENT                                         0.58%
     SECOND                                             0.08%

LOAN PURPOSE
     CASH-OUT REFINANCE                                75.15%
     PURCHASE                                          19.10%
     RATE/TERM REFI                                     5.74%

GEOGRAPHIC DISTRIBUTION
                                         MI             8.22%
                                         OH             7.14%
                                         IL             6.37%
--------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Origination Date.

                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
---------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE         ORIGINAL          % OF ORIGINAL
   RANGE OF BALANCES ($)          LOANS       LOAN BALANCE ($)      LOAN BALANCE
---------------------------------------------------------------------------------
$     0.01 - $ 25,000.00             32       $    760,400.66            0.08%
 25,000.01 - 50,000.00              420         17,435,440.42            1.92
 50,000.01 - 75,000.00             1114         71,023,068.42            7.82
 75,000.01 - 100,000.00            1318        115,612,946.49           12.74
100,000.01 - 125,000.00            1213        136,677,930.43           15.06
125,000.01 - 150,000.00            1020        139,638,829.40           15.38
150,000.01 - 175,000.00             668        108,242,151.80           11.93
175,000.01 - 200,000.00             501         93,654,582.47           10.32
200,000.01 - 225,000.00             284         60,349,100.94            6.65
225,000.01 - 250,000.00             203         48,098,109.68            5.30
250,000.01 - 275,000.00             106         27,759,216.28            3.06
275,000.01 - 300,000.00              96         27,547,231.08            3.03
300,000.01 - 322,700.00              53         16,563,412.87            1.82
322,700.01 - 350,000.00              47         15,764,211.78            1.74
350,000.01 - 375,000.00              30         10,863,713.64            1.20
375,000.01 - 400,000.00              34         13,283,703.31            1.46
400,000.01 - 500,000.00               9          3,903,000.00            0.43
500,000.01 - 525,000.00               1            510,000.00            0.06
---------------------------------------------------------------------------------
Total                             7,149       $907,687,049.67          100.00%
---------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------------------------
                                      CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF
                                 MORTGAGE
 RANGE OF BALANCES ($)             LOANS                  ORIGINAL LOAN BALANCE ($)             % OF ORIGINAL LOAN BALANCE
---------------------------------------------------------------------------------------------------------------------------
     $0.01 - $25,000.00              36                       $    837,473.99                                 0.09%
 25,000.01 - 50,000.00              430                         17,798,382.15                                 1.98
 50,000.01 - 75,000.00             1116                         70,934,543.42                                 7.87
 75,000.01 - 100,000.00            1330                        116,358,585.06                                12.91
100,000.01 - 125,000.00            1215                        136,661,297.24                                15.17
125,000.01 - 150,000.00            1015                        138,637,660.02                                15.39
150,000.01 - 175,000.00             683                        110,718,136.79                                12.29
175,000.01 - 200,000.00             471                         87,955,745.12                                 9.76
200,000.01 - 225,000.00             286                         60,637,290.12                                 6.73
225,000.01 - 250,000.00             201                         47,548,652.00                                 5.28
250,000.01 - 275,000.00             103                         26,988,344.28                                 3.00
275,000.01 - 300,000.00              91                         26,019,571.26                                 2.89
300,000.01 - 322,700.00              58                         18,100,985.26                                 2.01
322,700.01 - 350,000.00              45                         15,152,328.87                                 1.68
350,000.01 - 375,000.00              28                         10,160,026.88                                 1.13
375,000.01 - 400,000.00              31                         12,084,060.64                                 1.34
400,000.01 - 500,000.00               9                          3,873,786.59                                 0.43
500,000.01 - 525,000.00               1                            506,087.25                                 0.06
-------------------------------------------------------------------------------------------------------------------------
Total                             7,149                       $900,972,956.94                               100.00%
-------------------------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------------------------------------
                                                   MORTGAGE RATES
-----------------------------------------------------------------------------------------------------------------------
                              NUMBER OF
                              MORTGAGE             STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
RANGE OF MORTGAGE RATES (%)    LOANS                DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
6.00% - 6.49%                   218                    $ 39,609,259.50                              4.40%
6.50 - 6.99                     720                     110,003,856.84                             12.21
7.00 - 7.49                     690                      95,432,207.57                             10.59
7.50 - 7.99                    1469                     194,743,557.64                             21.61
8.00 - 8.49                     978                     124,297,670.35                             13.80
8.50 - 8.99                    1356                     162,120,353.80                             17.99
9.00 - 9.49                     670                      73,333,177.68                              8.14
9.50 - 9.99                     624                      63,558,912.31                              7.05
10.00 - 10.49                   215                      20,260,811.61                              2.25
10.50 - 10.99                   136                      12,652,159.28                              1.40
11.00 - 11.49                    43                       3,071,195.67                              0.34
11.50 - 11.99                    19                       1,304,232.35                              0.14
12.00 - 12.99                    11                         585,562.34                              0.06
-----------------------------------------------------------------------------------------------------------------------
Total                         7,149                    $900,972,956.94                            100.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date..

-----------------------------------------------------------------------------------------------------------------------
                                             ORIGINAL TERM TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
                      NUMBER OF
ORIGINAL TERM TO       MORTGAGE               STATISTICAL CALCULATION                % OF STATISTICAL CALCULATION
MATURITY (MONTHS)       LOANS                  DATE LOAN BALANCE ($)                      DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
97 - 132                 102                     $  5,360,627.37                                    0.59%
133 - 168                  8                          487,778.74                                    0.05
169 - 180                457                       44,182,801.41                                    4.90
181 - 204                  2                          149,156.74                                    0.02
205 - 240                338                       37,475,610.34                                    4.16
241 - 276                  1                           71,028.95                                    0.01
277 - 312                 32                        3,731,694.23                                    0.41
313 - 348                  3                          293,909.45                                    0.03
349 - 360               6206                      809,220,349.71                                   89.82
-----------------------------------------------------------------------------------------------------------------------
Total                  7,149                     $900,972,956.94                                  100.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                            REMAINING TERM TO MATURITY
-----------------------------------------------------------------------------------------------------------------------
REMAINING TERM       NUMBER OF
  TO MATURITY        MORTGAGE               STATISTICAL CALCULATION                % OF STATISTICAL CALCULATION
   (MONTHS)           LOANS                  DATE LOAN BALANCE ($)                       DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
97 - 132                103                     $  5,407,240.30                                  0.60%
133 - 168                66                        6,084,713.19                                  0.68
169 - 180               398                       38,539,254.03                                  4.28
181 - 216                 4                          317,390.13                                  0.04
217 - 228                92                       12,423,127.26                                  1.38
229 - 240               244                       24,884,249.69                                  2.76
241 - 276                 1                           71,028.95                                  0.01
277 - 312                32                        3,731,694.23                                  0.41
325 - 336                 1                           83,256.02                                  0.01
337 - 348               714                       92,425,936.71                                 10.26
349 - 360             5,494                      717,005,066.43                                 79.58
-----------------------------------------------------------------------------------------------------------------------
Total                 7,149                     $900,972,956.94                                100.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------------------------
                                                     SEASONING
----------------------------------------------------------------------------------------------------------------------
                      NUMBER OF
SEASONING             MORTGAGE               STATISTICAL CALCULATION               % OF STATISTICAL CALCULATION
(MONTHS)               LOANS                  DATE LOAN BALANCE ($)                      DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------------------
0 - 6                  1,922                    $237,844,741.98                                  26.40%
7 - 12                  4414                     561,071,500.82                                  62.27
13 - 18                  812                     101,937,627.19                                  11.31
19 - 24                    1                         119,086.95                                   0.01
----------------------------------------------------------------------------------------------------------------------
Total                  7,149                    $900,972,956.94                                 100.00%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                            ORIGINAL LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------------------------------------------------
                        NUMBER OF
RANGE OF ORIGINAL       MORTGAGE               STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
   LTV RATIO (%)         LOANS                  DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------------------
 0.01 - 25.00               29                      $  1,271,080.00                             0.14%
25.01 - 30.00               19                         1,048,250.23                             0.12
30.01 - 35.00               18                         1,404,536.03                             0.16
35.01 - 40.00               26                         1,479,997.96                             0.16
40.01 - 45.00               37                         2,970,542.14                             0.33
45.01 - 50.00               39                         3,465,258.96                             0.38
50.01 - 55.00               59                         6,512,399.72                             0.72
55.01 - 60.00               85                        10,301,761.12                             1.14
60.01 - 65.00              134                        14,470,808.16                             1.61
65.01 - 70.00              175                        19,936,984.33                             2.21
70.01 - 75.00              342                        43,398,775.59                             4.82
75.01 - 80.00            1,102                       132,510,811.26                            14.71
80.01 - 85.00              713                        90,099,261.70                            10.00
85.01 - 90.00            1,567                       194,875,462.62                            21.63
90.01 - 95.00            1,168                       159,393,767.86                            17.69
95.01 - 100.00           1,636                       217,833,259.26                            24.18
----------------------------------------------------------------------------------------------------------------------
Total                    7,149                      $900,972,956.94                           100.00%
----------------------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------------------------------------
                                                   OCCUPANCY TYPE
-----------------------------------------------------------------------------------------------------------------------
                           NUMBER OF
                           MORTGAGE             STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
OCCUPANCY TYPE              LOANS                DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
Investor                       72                   $  5,257,769.85                              0.58%
Primary                      7070                    894,966,050.08                             99.33
Second Home                     7                        749,137.01                              0.08
-----------------------------------------------------------------------------------------------------------------------
Total                       7,149                   $900,972,956.94                            100.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                   PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------
                            NUMBER OF
                            MORTGAGE           STATISTICAL CALCULATION                % OF STATISTICAL CALCULATION
PROPERTY TYPE                LOANS               DATE LOAN BALANCE ($)                     DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
1-4 Family                     201                  $ 26,929,632.40                               2.99%
Condo                          147                    16,293,578.71                               1.81
PUD                            110                    19,948,791.20                               2.21
Single Family                 6691                   837,800,954.63                              92.99
-----------------------------------------------------------------------------------------------------------------------
Total                        7,149                  $900,972,956.94                             100.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                    LOAN PURPOSE
-----------------------------------------------------------------------------------------------------------------------
                            NUMBER OF
                            MORTGAGE           STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
   LOAN PURPOSE              LOANS              DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
Cash-out Refinance           5,323                  $677,104,290.28                              75.15%
Purchase                      1351                   172,115,930.82                              19.10
Rate-term Refinance            475                    51,752,735.84                               5.74
-----------------------------------------------------------------------------------------------------------------------
Total                        7,149                  $900,972,956.94                             100.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------------------------------------
                                                 DOCUMENTATION TYPE
-----------------------------------------------------------------------------------------------------------------------
                            NUMBER OF
                            MORTGAGE           STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE           LOANS              DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
Full Doc                     6,833                  $854,289,434.14                              94.82%
NIQ                            316                    46,683,522.80                               5.18
-----------------------------------------------------------------------------------------------------------------------
Total                        7,149                  $900,972,956.94                             100.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                    CREDIT GRADE
-----------------------------------------------------------------------------------------------------------------------
                           NUMBER OF
                           MORTGAGE             STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
CREDIT GRADE                 LOANS               DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
A+                             964                  $127,102,129.86                            14.11%
A                             1099                   143,496,837.68                            15.93
B+                            1245                   166,027,314.75                            18.43
B                             1502                   189,890,649.07                            21.08
B-                              17                     2,065,784.60                             0.23
C+                            1009                   123,076,919.31                            13.66
C                              941                   108,980,005.62                            12.10
C-                             310                    33,381,340.20                             3.71
CX                              59                     6,685,751.32                             0.74
NA                               3                       266,224.53                             0.03
-----------------------------------------------------------------------------------------------------------------------
Total                        7,149                  $900,972,956.94                           100.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------------------------------------
                                                  LOAN TYPE
-----------------------------------------------------------------------------------------------------------------------
                          NUMBER OF
                          MORTGAGE            STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
LOAN TYPE                  LOANS               DATE LOAN BALANCE ($)                    DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
2/28 Arm                    3,769                 $512,661,864.34                              56.90%
3/27 Arm                      363                   47,345,374.59                               5.25
Fix Balloon                   155                   18,842,494.61                               2.09
Fixed                        2689                  302,259,524.06                              33.55
Fixed Teaser                  173                   19,863,699.34                               2.20
-----------------------------------------------------------------------------------------------------------------------
Total                       7,149                 $900,972,956.94                             100.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                           GEOGRAPHICAL DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------
  STATE               NUMBER OF MORTGAGE     STATISTICAL CALCULATION                 % OF STATISTICAL CALCULATION
                            LOANS             DATE LOAN BALANCE ($)                        DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------------------------------
Alabama                      138                 $13,975,418.60                                   1.55%
Arizona                      199                  27,302,834.40                                   3.03
Arkansas                      48                   4,270,324.39                                   0.47
Colorado                     130                  24,094,445.78                                   2.67
Connecticut                  129                  20,184,130.11                                   2.24
Delaware                      39                   5,942,670.52                                   0.66
Idaho                         28                   3,012,435.52                                   0.33
Illinois                     393                  57,356,104.96                                   6.37
Indiana                      448                  43,265,026.59                                   4.80
Iowa                          62                   5,779,276.17                                   0.64
Kansas                        64                   6,768,135.15                                   0.75
Kentucky                     145                  14,718,961.02                                   1.63
Louisiana                    138                  14,232,852.76                                   1.58
Maine                         32                   3,974,326.27                                   0.44
Maryland                     166                  30,582,578.74                                   3.39
Massachusetts                120                  21,778,699.59                                   2.42
Michigan                     606                  74,057,140.30                                   8.22
Minnesota                    261                  39,709,569.09                                   4.41
Mississippi                   79                   7,623,493.92                                   0.85
-----------------------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

                          TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------------------------
                                                 GEOGRAPHICAL DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------
                      NUMBER OF MORTGAGE           STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
  STATE                     LOANS                   DATE LOAN BALANCE ($)                   DATE LOAN BALANCE
----------------------------------------------------------------------------------------------------------------------
Missouri                     271                        30,557,277.44                              3.39
Montana                        1                           153,203.29                              0.02
Nebraska                      47                         4,953,545.47                              0.55
Nevada                        65                         9,876,890.49                              1.10
New Hampshire                 48                         7,887,261.49                              0.88
New Jersey                   237                        37,570,917.30                              4.17
New Mexico                    28                         3,221,318.06                              0.36
New York                     274                        43,358,599.69                              4.81
North Carolina               353                        42,100,155.53                              4.67
Ohio                         580                        64,301,251.32                              7.14
Oklahoma                      49                         3,658,261.56                              0.41
Oregon                        53                         7,579,356.00                              0.84
Pennsylvania                 328                        35,341,940.47                              3.92
Rhode Island                  52                         7,151,272.38                              0.79
South Carolina               213                        24,331,545.46                              2.70
South Dakota                   6                           501,051.51                              0.06
Tennessee                    328                        35,309,631.75                              3.92
Texas                        317                        30,928,183.47                              3.43
Utah                          41                         6,111,640.32                              0.68
Virginia                     293                        44,466,266.89                              4.94
Washington                    99                        16,629,203.16                              1.85
West Virginia                 43                         3,642,600.06                              0.40
Wisconsin                    192                        22,035,640.54                              2.45
Wyoming                        6                           677,519.41                              0.08
----------------------------------------------------------------------------------------------------------------------
Total                      7,149                      $900,972,956.94                            100.00%
----------------------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

CFMSI 2003-2
$[754,078,000] (Approximate)

                          TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------------------------------------
                                                    PREPAYMENT PENALTY TERM
-------------------------------------------------------------------------------------------------------------------------
PREPAY PENALTY     NUMBER OF MORTGAGE                 STATISTICAL CALCULATION               % OF STATISTICAL CALCULATION
TERM (MONTHS)           LOANS                          DATE LOAN BALANCE ($)                      DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------------------------
0                       1,537                             $182,730,825.42                               20.28%
1                           1                                  183,954.03                                0.02
3                           3                                  190,313.83                                0.02
4                           1                                  156,387.52                                0.02
6                           1                                  114,521.92                                0.01
8                           1                                   52,717.35                                0.01
12                        246                               36,329,752.77                                4.03
21                          1                                  167,892.71                                0.02
24                       1968                              270,488,915.98                               30.02
25                          3                                  515,138.25                                0.06
30                         40                                5,571,839.28                                0.62
34                          1                                   64,148.71                                0.01
35                          1                                  136,108.75                                0.02
36                       3345                              404,270,440.42                               44.87
-------------------------------------------------------------------------------------------------------------------------
Total                   7,149                             $900,972,956.94                              100.00%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                            CREDIT SCORE DISTRIBUTION
-------------------------------------------------------------------------------------------------------------------
CREDIT SCORE               NUMBER OF
   RANGE                    MORTGAGE              STATISTICAL CALCULATION               % OF STATISTICAL CALCULATION
                             LOANS                 DATE LOAN BALANCE ($)                       DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------------------------
500 - 525                      22                   $  2,680,693.38                                 0.30%
526 - 550                     313                     34,689,043.35                                 3.85
551 - 575                     674                     76,976,479.74                                 8.54
576 - 600                     781                     92,503,657.05                                10.27
601 - 625                     992                    122,533,714.69                                13.60
626 - 650                   1,206                    154,934,473.41                                17.20
651 - 675                   1,049                    137,460,532.67                                15.26
676 - 700                     856                    111,892,334.68                                12.42
701 - 725                     592                     76,827,630.02                                 8.53
726 - 750                     341                     46,785,207.33                                 5.19
751 - 775                     216                     29,516,995.38                                 3.28
776 - 800                      96                     12,937,918.54                                 1.44
801+                           11                      1,234,276.70                                 0.14
-------------------------------------------------------------------------------------------------------------------
Total                       7,149                   $900,972,956.94                               100.00%
-------------------------------------------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Banc One Capital Markets, Inc. ("BOCM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect BOCM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, BOCM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. BOCM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, BOCM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, BOCM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and BOCM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting BOCM's Mortgage Trading Desk at (312) 732-7885.

--------------------------------------------------------------------------------
                             PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     [LOGO]




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  CitiFinancial Mortgage Securities Inc. 2003-2
                $[754,078,000] Offered Certificates (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          CitiFinancial Mortgage Company, Inc. (Originator & Servicer)
                 CitiFinancial Mortgage Securities Inc. (Issuer)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Lehman Brothers Contacts
--------------------------------------------------------------------------------

Trading                          Charles Spero                  (212) 526-6870
                                 Ross Shapiro                   (212) 526-6870

Syndicate                        Kevin White                    (212) 526-9519
                                 Daniel Covello                 (212) 526-9519

Residential Finance              Sam Tabet                      (212) 526-7512
                                 Matt Lewis                     (212) 526-7447
                                 Shiv Rao                       (212) 526-6205
                                 Martin Priest                  (212) 526-0212

--------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

--------------------------------------------------------------------------------------------------------------------------
                                        Structure Overview - Group I Certificates
--------------------------------------------------------------------------------------------------------------------------
                                               To 10% Optional Termination
--------------------------------------------------------------------------------------------------------------------------
                                                            Est.  Est. Prin.   Expected      Stated        Expected
               Approx.                                      WAL     Window       Final        Final         Ratings
  Class    Size ($) (1)(2)        Type         Bmark       (yrs)     (mos)     Maturity     Maturity     (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------
AF-1          163,100,000   Floater - Senior     [ 1mL]     1.00     1 - 27    Sept 2005    May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-2           55,710,000   Fixed - Senior     [ SWAPS]     3.00    27 - 52    Oct 2007     May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-3           16,656,000   Fixed - Senior     [ SWAPS]     5.00    52 - 71    May 2009     May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-4           21,111,000   Fixed - Senior     [ SWAPS]     7.26    71 - 91    Jan 2011     May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
               34,096,000   Fixed - Senior
AF-5                        NAS                [ SWAPS]     6.38    40 - 91    Jan 2011     May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
MF-1           18,753,000   Fixed - Mezz       [ SWAPS]     5.36    38 - 91    Jan 2011     May 2033     AA / Aa2
--------------------------------------------------------------------------------------------------------------------------
MF-2           17,048,000   Fixed - Mezz       [ SWAPS]     5.35    37 - 91    Jan 2011     May 2033     A / A2
--------------------------------------------------------------------------------------------------------------------------
MF-3           14,491,000   Fixed - Mezz       [ SWAPS]     5.34    37 - 91    Jan 2011     May 2033     BBB / Baa2
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                       To Maturity
--------------------------------------------------------------------------------------------------------------------------
                                                            Est.  Est. Prin.   Expected      Stated        Expected
               Approx.                                      WAL     Window       Final        Final         Ratings
  Class    Size ($) (1)(2)        Type         Bmark       (yrs)     (mos)     Maturity     Maturity     (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------
AF-1          163,100,000   Floater - Senior     [ 1mL]     1.00     1 - 27    Sept 2005    May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-2           55,710,000   Fixed - Senior     [ SWAPS]     3.00    27 - 52    Oct 2007     May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-3           16,656,000   Fixed - Senior     [ SWAPS]     5.00    52 - 71    May 2009     May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AF-4           21,111,000   Fixed - Senior     [ SWAPS]    10.70    71 - 21    8Aug 2021    May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
               34,096,000   Fixed - Senior
AF-5                        NAS                [ SWAPS]     6.81    40 - 21    6Jun 2021    May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
MF-1           18,753,000   Fixed - Mezz       [ SWAPS]     6.11    38 - 18    0Jun 2018    May 2033     AA / Aa2
--------------------------------------------------------------------------------------------------------------------------
MF-2           17,048,000   Fixed - Mezz       [ SWAPS]     6.04    37 - 16    6Apr 2017    May 2033     A / A2 / A
--------------------------------------------------------------------------------------------------------------------------
MF-3           14,491,000   Fixed - Mezz       [ SWAPS]     5.87    37 - 14    6Aug 2015    May 2033     BBB / Baa2
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------

Group I - Fixed               23% HEP

Group II - ARMs               27% CPR
--------------------------------------------------------------------------------

(1)   Certificate sizes are subject to a variance of +/- 5%
(2)   Certificate sizes are subject to final rating agency approval


                                       1

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

--------------------------------------------------------------------------------------------------------------------------
                                       Structure Overview - Group II Certificates
--------------------------------------------------------------------------------------------------------------------------
                                               To 10% Optional Termination
--------------------------------------------------------------------------------------------------------------------------
                                                            Est.  Est. Prin.   Expected      Stated        Expected
               Approx.                                      WAL     Window       Final        Final         Ratings
  Class    Size ($) (1)(2)        Type         Bmark       (yrs)     (mos)     Maturity     Maturity     (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------
AV-1          310,600,000   Floater - Senior        1mL     1.00     1 - 28    Oct 2005     May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AV-2          152,805,000   Floater - Senior        1mL     4.77    28 - 91    Jan 2011     May 2033     AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
MV-1           37,801,000   Floater - Mezz          1mL     5.01    41 - 91    Jan 2011     May 2033     AA / Aa2
--------------------------------------------------------------------------------------------------------------------------
MV-2           30,800,000   Floater - Mezz          1mL     4.91    39 - 91    Jan 2011     May 2033     A / A2
--------------------------------------------------------------------------------------------------------------------------
MV-3           28,001,000   Floater - Mezz          1mL     4.87    37 - 91    Jan 2011     May 2033     BBB / Baa2
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                       To Maturity
--------------------------------------------------------------------------------------------------------------------------
                                                            Est.  Est. Prin.   Expected      Stated        Expected
               Approx.                                      WAL     Window       Final        Final         Ratings
  Class    Size ($) (1)(2)        Type         Bmark       (yrs)     (mos)     Maturity     Maturity     (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------
AV-1          310,600,000   Floater - Senior        1mL     1.00     1 - 28    Oct 2005    May 2033      AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
AV-2          152,805,000   Floater - Senior        1mL     5.28    28 - 191   May 2019    May 2033      AAA / Aaa
--------------------------------------------------------------------------------------------------------------------------
MV-1           37,801,000   Floater - Mezz          1mL     5.43    41 - 161   Nov 2016    May 2033      AA / Aa2
--------------------------------------------------------------------------------------------------------------------------
MV-2           30,800,000   Floater - Mezz          1mL     5.29    39 - 147   Sep 2015    May 2033      A / A2
--------------------------------------------------------------------------------------------------------------------------
MV-3           28,001,000   Floater - Mezz          1mL     5.10    37 - 128   Feb 2014    May 2033      BBB / Baa2
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------

Group I - Fixed               23% HEP


Group II - ARMs               27% CPR
--------------------------------------------------------------------------------

(1)   Certificate sizes are subject to a variance of +/- 5%
(2)   Certificate sizes are subject to final rating agency approval


                                       2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
---------------------------------------------------------------------------------------------------------------------------
Transaction:                            CitiFinancial Mortgage Securities Inc.
                                        REMIC Pass-Through Certificates, Series 2003-2

Certificates Offered:                   $[290,673,000] Group I Senior Certificates
                                        $[463,405,000] Group II Senior Certificates
                                        (each subject to a variance of 5%)

Issuer:                                 CitiFinancial Mortgage Securities Inc.

Originator and  Servicer:               CitiFinancial Mortgage Company, Inc.

Servicer Fee:                           0.50% per annum

Trustee:                                U.S. Bank National Association



Administrative Fee:                     0.02% per annum

Note Custodian:                         Wachovia Bank, N.A.

Group I Certificates:                   Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5, Class MF-1, Class
                                        MF-2, and Class MF-3 Certificates

Group II Certificates:                  Class AV-1, Class AV-2,  Class MV-1, Class MV-2, and Class MV-3 Certificates

Group I Senior Certificates:            Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates

Group I Subordinate Certificates:       Class MF-1, Class MF-2, and Class MF-3 Certificates

Group II Senior Certificates:           Class AV-1 and Class AV-2 Certificates

Group II Subordinate Certificates:      Class MV-1, Class MV-2, and Class MV-3 Certificates

The Offered Certificates:               Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AV-1, and Class
                                        AV-2 Certificates

The Non-Offered Certificates:           Class MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2, and Class MV-3
                                        Certificates
---------------------------------------------------------------------------------------------------------------------------


                                       3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

--------------------------------------------------------------------------------------------------------------------------
                                              Preliminary Summary of Terms
--------------------------------------------------------------------------------------------------------------------------
Certificate Ratings:                    The Offered Certificates are expected to receive ratings of AAA/Aaa from
                                        Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.
                                        ("S&P") and Moody's Investors Service, Inc. ("Moody's").

Underwriters:                           Citigroup Global Markets Inc. (lead manager)
                                        Lehman Brothers Inc. (co-manager)
                                        Banc One Capital Markets, Inc. (co-manager)

Pricing Date:                           June [11], 2003

Settlement Date:                        June [26], 2003

Record Date:                            For the Group I Certificates, with the exception of Class AF-1 Certificates, the last business day of the month preceding the month in which the Distribution
                                        Date occurs.  For the Class AF-1 Certificates and the Group II Certificates, the
                                        business day immediately preceding the Distribution Date

Distribution Date:                      25th of each month, or the next succeeding Business Day
                                        (First Payment Date:  July 25, 2003)

Cut-Off Date:                           June 1, 2003

Statistical Calculation Date:           May 19, 2003

Delay Days:                             24 days on the Group I Certificates (with the exception of the Class AF-1
                                        Certificates); 0 days on the Class AF-1 Certificates and the Group II
                                        Certificates

Day Count:                              30/360 on Group I Certificates (with the exception of the Class AF-1
                                        Certificates); Actual /360 on the Class AF-1 Certificates and the Group II
                                        Certificates
--------------------------------------------------------------------------------------------------------------------------


                                       4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
---------------------------------------------------------------------------------------------------------------------------
Accrued Interest:                        With the exception of the Class AF-1 Certificates, the Group I Certificates
                                         settle with accrued interest from June 1, 2003; The Class AF-1 Certificates and the Group II Certificates settle flat (no accrued interest).

Interest Accrual Period:                 With respect to the Group I Certificates (with the exception of the Class AF-1
                                         Certificates), interest accrues during the month preceding the current
                                         Distribution Date.

                                         With respect to the Class AF-1 Certificates and the Group II Certificates,
                                         interest accrues from the previous Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to the current
                                         Distribution Date.

Clearing:                                DTC, Euroclear or Clearstream

SMMEA Eligibility:                       The Offered Certificates are expected to be SMMEA eligible.

ERISA Eligibility:                       The Offered Certificates are expected to be ERISA eligible.

Tax Status:                              One or more REMICs for Federal income tax purposes

Company Profile:                         CitiFinancial Mortgage Company, Inc. ("CFMC" or the "Company") is a subsidiary of CitiFinancial Credit Company ("CitiFinancial"), which is a wholly-owned subsidiary of Citigroup (symbol "C" on the NYSE and rated AA+/Aa1/AA- by Fitch,
                                         Moody's and S&P).  CitiFinancial traces its roots back to Commercial Credit
                                         Corporation, a consumer finance company that was founded in 1912.  CFMC, headquartered in Irving, Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels.  In November of 2000, Citigroup completed its merger with Associates First Capital Corporation and merged its mortgage operations with the CitiFinancial real estate lending operations to form CFMC.

                                         CFMC currently has over 2,600 employees.  The Company has a serviced loan portfolio of approximately $23 billion, with origination volume of approximately
                                         $500 million per month.  The Company operates a centralized Servicing Department out of four locations, three in Texas and one in Arizona.  The Servicing
                                         Department has a total of over 1,300 employees servicing a $23 billion portfolio consisting of approximately 329,000 loans.  CFMC's servicing is rated RPS3+ by
                                         Fitch Ratings.
---------------------------------------------------------------------------------------------------------------------------


                                       5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
---------------------------------------------------------------------------------------------------------------------------
Group I Senior Certificates Interest     The monthly Pass-Through Rates of the Group I Senior Certificates will be as
Rates:                                   follows:
                                              Class AF-1:  The lesser of:
                                                            (i) 1-month LIBOR + [TBD]%
                                                           (ii) The Group I Net WAC Cap
                                              Class AF-2    [TBD] %
                                              Class AF-3    [TBD] %
                                              Class AF-4    [TBD] %
                                              Class AF-5    [TBD] %

                                         For any Distribution Date, the Pass-Through Rate for the Class AF-1 Certificates
                                         is limited to the Group I Net WAC Cap.  The Class AF-1 Certificates will be entitled to recover the resulting Group I Net WAC Cap Carryover on such
                                         Distribution Date or future Distribution Dates to the extent of available funds.

Group I Subordinate Certificates         The monthly Pass-Through Rates on the Group I Subordinate Certificates will be
Interest Rates:                          as follows:
                                              Class MF-1    [TBD] %
                                              Class MF-2    [TBD] %
                                              Class MF-3    [TBD] %

Group II Senior Certificates Interest    The monthly Pass-Through Rate of the Group II Senior Certificates will be as
Rate:                                    follows:
                                         Class AV-1:  The lesser of:
                                                            (i) 1-month LIBOR + [TBD]%
                                                           (ii) The Group II Net WAC Cap
                                         Class AV-2:  The lesser of:
                                                            (i) 1-month LIBOR + [TBD]%
                                                           (ii) The Group II Net WAC Cap

                                         For any Distribution Date, the Pass-Through Rate for the Group II Senior
                                         Certificates is limited to the Group II Net WAC Cap.  The Group II Senior
                                         Certificates will be entitled to recover the resulting Group II Net WAC Cap
                                         Carryover on such Distribution Date or future Distribution Dates to the extent
                                         of available funds.                                                       [    ]%
Group II Subordinate Interest Rates:     The monthly Pass-Through Rates on the Group II Subordinate Certificates will be as follows:
                                         Class MV-1:  The lesser of:
                                                            (i) 1-month LIBOR + [TBD]%
                                                           (ii) The Group II Net WAC Cap
                                         Class MV-2:  The lesser of:
                                                            (i) 1-month LIBOR + [TBD]%
                                                           (ii) The Group II Net WAC Cap
                                         Class MV-3:  The lesser of:
                                                            (i) 1-month LIBOR + [TBD]%
                                                           (ii) The Group II Net WAC Cap

                                         For any Distribution Date, the Pass-Through Rates for the Group II Subordinate
                                         Certificates are limited to the Group II Net WAC Cap.  The Group II Subordinate
                                         Certificates will be entitled to recover the resulting Group II Net WAC Cap
                                         Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.
---------------------------------------------------------------------------------------------------------------------------


                                       6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
---------------------------------------------------------------------------------------------------------------------------
Excess Interest:              The initial weighted average net coupon of the Mortgage Loans will be greater than the weighted average interest rates on the Certificates, resulting in Excess Interest calculated approximately in the following manner:

                              Group I -Fixed
                              Initial Gross WAC(2):                                    [8.04]%
                                  Less Fees and Expenses:(1)                           (0.52)%
                                  Initial Certificate Coupon (approx)(2):             [(2.59)]%
                                                                                      -------
                              Approximate Initial Excess Interest2:                    [4.93]%

                              Group II - ARMs
                              Initial Gross WAC(2):                                    [8.23]%
                                  Less Fees and Expenses:(1)                           (0.52)%
                                  Initial Certificate Coupon (approx)(2):             [(1.74)]%
                                                                                      -------
                              Approximate Initial Excess Interest2:                    [5.97]%

                              (1)      Includes Servicer Fee Rate and Administrative Fee Rate
                              (2)      This amount will vary on each distribution date based on changes to:
                                       (i)  Interest rates on the mortgage loans, and/or
                                       (ii) The Certificate Pass-Through Rate

Delinquency Advances:         The Servicer will advance delinquent interest and principal to the trust out of its own funds or out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date, as long as the Servicer, in its sole discretion, deems such amounts to be recoverable.  The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Servicing Advances:           The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Compensating Interest:        The Servicer will be required to remit any interest shortfalls due to the receipt of less than 30 days of accrued interest with a full or partial prepayment to the extent funds are available after making other required distributions on the related Distribution Date, subject to a maximum of 50% of the Servicer Fee.
---------------------------------------------------------------------------------------------------------------------------


                                       7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------------------------------
Group I Principal Distribution     On any Distribution Date, the lesser of (i) the outstanding principal balance of the
Amount:                            Group I Certificates and (ii) the aggregate principal collections on the Group I
                                   Mortgage Loans minus any Group I Subordination Decrease Amount plus any Group I
                                   Subordination Increase Amount.

Group I Senior Principal           Prior to the Group I Stepdown Date or while a Group I Trigger Event is in effect, the
Distribution Amount:               Group I Senior Principal Distribution Amount will equal 100% of the Group I Principal
                                   Distribution Amount.

                                   On or after the Group I Stepdown Date, assuming the Group I Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will equal the lesser of (i)
                                   the Group I Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group I Senior Certificates over the lesser of (a)
                                   approximately [64.00%] times the outstanding principal balance of the Group I Mortgage
                                   Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

                                   The remaining principal amount, if any, will be allocated to the Group I Subordinate
                                   Certificates to maintain their respective Group I Stepdown Percentages.

Class AF-5 Principal               On any Distribution Date, the Class AF-5 Principal Distribution Amount is equal to the
Distribution Amount:               Class AF-5 Lockout Percentage multiplied by the Class AF-5 Pro-Rata Allocation
                                   Percentage of the Group I Senior Principal Distribution Amount.  The Class AF-5
                                   Pro-Rata Allocation Percentage (the "Class AF-5 Pro-Rata Allocation Percentage") is
                                   equal to the outstanding principal balance of the Class AF-5 Certificates divided by the aggregate outstanding principal balance of the Class AF-1, Class AF-2, Class AF-3,
                                   Class AF-4 and Class AF-5 Certificates.
                                   The Class AF-5 Lockout Percentage is equal to the following:

                                   Distribution Dates                       Class AF-5 Lockout Percentage
                                   ------------------                       -----------------------------
                                          1 - 36                                            0%
                                         37 - 60                                           45%
                                         61 - 72                                           80%
                                         73 - 84                                          100%
                                    85 and therafter                                      300%

Group I Net WAC Cap                The Certificate Interest Rate of the Class AF-1 Certificates adjusts monthly and is equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula
                                   Rate") and (ii) the Group I Net WAC Cap.  As to any Distribution Date and the Class
                                   AF-1 Certificates, the Group I Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group I Mortgage Loans less the Servicer Fee Rate and the
                                   Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group I Net WAC Cap Carryover:     As to any Distribution Date and the Class AF-1 Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group I Net WAC Cap for such Class and such Distribution Date, (b) any Group
                                   I Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.
----------------------------------------------------------------------------------------------------------------------------


                                       8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------------------------------
Class MF-1 Principal               (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:               Trigger Event is in effect, zero if any of the Group I Senior Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior
                                   Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of
                                   (a) the aggregate outstanding principal balance of the Group I Senior Certificates after distribution of the Group I Senior Principal Distribution Amount on the related
                                   Distribution Date and (b) the outstanding principal balance of the Class MF-1
                                   Certificates immediately prior to the related Distribution Date over (ii) the lesser of
                                   (a) approximately [75.00%] times the outstanding principal balance of the Group I
                                   Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due
                                   Period minus the Group I OC Floor.

Class MF-2 Principal               (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:               Trigger Event is in effect, zero if any of the Group I Senior or Class MF-1
                                   Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if
                                   the Group I Senior and Class MF-1 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior and Class MF-1 Certificates after distribution of the Group I Senior and Class MF-1 Principal Distribution Amounts, respectively, on the related
                                   Distribution Date and (b) the outstanding principal balance of the Class MF-2
                                   Certificates immediately prior to the related Distribution Date over (ii) the lesser of
                                   (a) approximately [85.00%] times the outstanding principal balance of the Group I
                                   Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due
                                   Period minus the Group I OC Floor.

Class MF-3 Principal               (i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I
Distribution Amount:               Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1 or Class MF-2
                                   Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if
                                   the Group I Senior, Class MF-1 and Class MF-2 Certificates have been reduced to zero;
                                   (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1 and Class MF-2  Certificates after distribution of the Group I Senior, Class MF-1 and Class MF-2 Principal Distribution
                                   Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-3 Certificates immediately prior to the related
                                   Distribution Date over (ii) the lesser of (a) approximately [93.50%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage
                                   Loans as of the last day of the related Due Period minus the Group I OC Floor.
----------------------------------------------------------------------------------------------------------------------------


                                       9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

------------------------------------------------------------------------------------------------------------------------------
                                                Preliminary Summary of Terms
------------------------------------------------------------------------------------------------------------------------------
Group II Principal Distribution    On any Distribution Date, the lesser of (i) the outstanding principal balance of the
Amount:                            Group II Certificates and (ii) the aggregate principal collections on the Group II
                                   Mortgage Loans minus any Group II Subordination Decrease Amount plus any Group II
                                   Subordination Increase Amount.

Group II Senior Principal          Prior to the Group II Stepdown Date or while a Group II Trigger Event is in effect, the
Distribution Amount:               Group II  Senior Principal Distribution Amount will equal 100% of the Group II  Principal
                                   Distribution Amount.

                                   On or after the Group II Stepdown Date; assuming the Group II Trigger Event is not in effect, the Group II  Senior Principal Distribution Amount will equal the lesser of (i)
                                   the Group II Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group II  Senior Certificates over the lesser of (a)
                                   approximately [59.00%] times the outstanding principal balance of the Group II  Mortgage
                                   Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II  Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

                                   The remaining principal amount, if any, will be allocated to the Group II  Subordinate
                                   Certificates to maintain their respective Group II  Stepdown Percentages.
------------------------------------------------------------------------------------------------------------------------------


                                       10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

------------------------------------------------------------------------------------------------------------------------------
                                                Preliminary Summary of Terms
------------------------------------------------------------------------------------------------------------------------------
Class MV-1 Principal Distribution      (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group
Amount:                                II Trigger Event is in effect, zero if any of the Group II Senior Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II
                                       Senior Certificates have been reduced to zero; (ii) on or after the Group II Stepdown
                                       Date and to the extent the Group II Trigger Event is not in effect, the excess of (i)
                                       the sum of (a) the aggregate outstanding principal balance of the Group II Senior
                                       Certificates after distribution of the Group II Senior Principal Distribution Amount
                                       on the related Distribution Date and (b) the outstanding principal balance of the
                                       Class MV-1 Certificates immediately prior to the related Distribution Date over (ii)
                                       the lesser of (a) approximately [72.50%] times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-2 Principal Distribution      (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group
Amount:                                II Trigger Event is in effect, zero if any of the Group II Senior or Class MV-1
                                       Certificates remain outstanding; 100% of the Group II Principal Distribution Amount
                                       if the Group II Senior and Class MV-1 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior and Class MV-1 Certificates after distribution of the
                                       Group II Senior and Class MV-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-2
                                       Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [83.50%] times the outstanding principal balance of the Group II
                                       Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related
                                       Due Period minus the Group II OC Floor.

Class MV-3 Principal Distribution      (i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group
Amount:                                II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1 or
                                       Class MV-2 Certificates remain outstanding; 100% of the Group II Principal
                                       Distribution Amount if the Group II Senior, Class MV-1 and Class MV-2 Certificates
                                       have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of (a)
                                       the aggregate outstanding principal balance of the Group II Senior, Class MV-1 and
                                       Class MV-2  Certificates after distribution of the Group II Senior, Class MV-1 and
                                       Class MV-2 Principal Distribution Amounts, respectively, on the related Distribution
                                       Date and (b) the outstanding principal balance of the Class MV-3 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a)
                                       approximately [93.50%] times the outstanding principal balance of the Group II
                                       Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related
                                       Due Period minus the Group II OC Floor.
------------------------------------------------------------------------------------------------------------------------------


                                       11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
---------------------------------------------------------------------------------------------------------------------------
Group II Net WAC Cap:                  The Certificate Interest Rates of the Group II Senior Certificates and the Group II
                                       Subordinate Certificates adjust monthly and are equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula Rate") and (ii) the Group II
                                       Net WAC Cap.  As to any Distribution Date and the Group II Senior Certificates and
                                       the Group II Subordinate Certificates, the Group II Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group II Mortgage Loans less the Servicer Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group II Net WAC Cap Carryover:        As to any Distribution Date and the Group II Senior Certificates and the Group II
                                       Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group II Net WAC
                                       Cap for the related class and Distribution Date, (b) any Group II Net WAC
                                       Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

Class Principal Carryover Shortfall:   As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate Certificates on such Distribution
                                       Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class
                                       Principal Carryover Shortfall to such Class of Subordinate Certificates on prior
                                       Distribution Dates.

Class Interest Carryover Shortfall:    As to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the amount of interest accrued for the preceding
                                       Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess at the related Certificate Interest Rate.
---------------------------------------------------------------------------------------------------------------------------


                                       12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

--------------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Summary of Terms
--------------------------------------------------------------------------------------------------------------------------------
Distributions:                        Except as described in C.11 and D.11 below,  collections on the Group I Mortgage Loans will only be available to make distributions on the Group I Certificates and collections on the Group II Mortgage Loans will only be available to make distributions on the Group
                                      II Certificates.

                                      Funds available for distribution, after reimbursements to the Servicer as permitted under the Pooling and Servicing Agreement will be made as follows:

                                      A. Funds received with respect to Group I will be applied as follows:

                                      1.   To the Trustee, the Administrative Fee for the related Group and Distribution Date;
                                      2.   To the Group I Senior Certificates, pro-rata, to pay accrued interest and any
                                           Class Interest Carryover Shortfalls for such Distribution Date;
                                      3.   The remaining amounts pursuant to clause C below.


                                      B. Funds  received with respect to Group II will be applied as follows:

                                      1.   To the Trustee, the Administrative Fee for the related Group and Distribution Date;
                                      2.   To the Group II Senior Certificates, pro-rata, to pay accrued interest and
                                           Class Interest Carryover Shortfalls for such Distribution Date;
                                      3.   The remaining amounts pursuant to clause D below.


--------------------------------------------------------------------------------------------------------------------------------


                                       13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------------------
                                                  Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------------------------------------
Distributions (continued):         C.  The remaining amounts not applied pursuant to A. above will be applied as follows:

                                       1)   Sequentially, to the Class MF-1, Class MF-2, and Class MF-3 Certificates, in that order, accrued interest for the applicable Distribution Date.
                                       2)   To the Group I Senior Certificates, the Group I Senior Principal Distribution Amount
                                            in the following order of priority:
                                               (a)   to the Class AF-5 Certificates, an amount equal to the Class AF-5 Principal
                                                     Distribution Amount; and
                                               (b)   sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, and
                                                     Class AF-5 Certificates, in that order, until the respective Class Principal
                                                     Balances of such Certificates have been reduced to zero.
                                       3)   To the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount for the
                                            applicable Distribution Date.
                                       4)   To the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount for the
                                            applicable Distribution Date.
                                       5)   To the Class MF-3 Certificates, the Class MF-3 Principal Distribution Amount for the
                                            applicable Distribution Date.
                                       6)   To the Class MF-1 Certificates, (i) any Class Interest Carryover Shortfall and then
                                            (ii) any Class Principal Carryover Shortfall.
                                       7)   To the Class MF-2 Certificates, (i) any Class Interest Carryover Shortfall and then
                                            (ii) any Class Principal Carryover Shortfall.
                                       8)   To the Class MF-3 Certificates, (i) any Class Interest Carryover Shortfall and then
                                            (ii) any Class Principal Carryover Shortfall.
                                       9)   To the Group I Senior Certificates, pro-rata, and then sequentially to the Class
                                            MF-1, Class MF-2, and Class MF-3 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.
                                       10)  To the Class AF-1 Certificates, any Group I Net WAC Cap Carryover.
                                       11)  Once the Group I Required Overcollateralization Target Amount has been met, to the
                                            Group II Certificates, pursuant to clause D, until the Group II Required
                                            Overcollateralization Target Amount has been met.
                                       12)  To the holder of the residual interest, any remaining amount.


----------------------------------------------------------------------------------------------------------------------------------


                                       14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------------------
                                                  Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------------------------------------
Distributions (continued):         D.  The remaining amounts not applied pursuant to B. above will be applied as follows:

                                       1.   Sequentially, to the Class MV-1, Class MV-2, and Class MV-3 Certificates, in that order, accrued interest for the applicable Distribution Date.
                                       2.   To the Group II Senior Certificates, the Group II Senior Principal Distribution to
                                            the Class AV-1 and Class AV-2 Certificates, in that order, until the respective Class
                                            Principal Balances of such Certificates have been reduced to zero
                                       3.   To the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount for the
                                            applicable Distribution Date.
                                       4.   To the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount for the
                                            applicable Distribution Date.
                                       5.   To the Class MV-3 Certificates, the Class MV-3 Principal Distribution Amount for the
                                            applicable Distribution Date.
                                       6.   To the Class MV-1 Certificates, (i) any Class Interest Carryover Shortfall and then
                                            (ii) any Class Principal Carryover Shortfall.
                                       7.   To the Class MV-2 Certificates, (i) any Class Interest Carryover Shortfall and then
                                            (ii) any Class Principal Carryover Shortfall.
                                       8.   To the Class MV-3 Certificates, (i) any Class Interest Carryover Shortfall and then
                                            (ii) any Class Principal Carryover Shortfall.
                                       9.   To the Group II Senior Certificates, pro-rata, and then sequentially to the Class
                                            MV-1, Class MV-2, and Class MV-3 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.
                                       10.  To the Class AV-1, Class AV-2, Class MV-1, Class MV-2, and Class MV-3 Certificates,
                                            in that order, any Group II Net WAC Cap Carryover.
                                       11.  Once the Group II Required Overcollateralization Target Amount has been met, to the
                                            Group I Certificiates, pursuant to clause C, until the Group I Required
                                            Overcollateralization Target Amount has been met.
                                       12.  To the holder of the residual interest, any remaining amount.


----------------------------------------------------------------------------------------------------------------------------------


                                       15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-------------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Summary of Terms
-------------------------------------------------------------------------------------------------------------------------------
Credit Enhancement:                       o    Excess Interest from each Group will be available to cover interest shortfalls and realized losses for both Groups and to help each Group reach its Required Overcollateralization Target Amount.

                                          o    There is no required up-front Overcollateralization Amount.  The Required
                                               Overcollateralization Target Amount for Group I will build up to [3.25%] of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date.
                                               The Required Overcollateralization Target Amount for Group II will build up to
                                               [3.25%] of the principal balance of the Group II Mortgage Loans as of the
                                               Cut-Off Date.  The Required Overcollateralization Target Amount may step down over time.

                                          o    Subordination of the Mezzanine Certificates

Group I Credit Enhancement Percentages:           Original Percentages                       Stepdown Percentages
                                                  --------------------                       --------------------
                                              Class              Percent            Class              Percent
                                              -----              -------            -----              -------
                                              Class AF-1         [18.00]%           Class AF-1         [36.00]%
                                              Class AF-2         [18.00]%           Class AF-2         [36.00]%
                                              Class AF-3         [18.00]%           Class AF-3         [36.00]%
                                              Class AF-4         [18.00]%           Class AF-4         [36.00]%
                                              Class AF-5         [18.00]%           Class AF-5         [36.00]%
                                              Class MF-1         [12.50]%           Class MF-1         [25.00]%
                                              Class MF-2          [7.50]%           Class MF-2         [15.00]%
                                              Class MF-3          [3.25]%           Class MF-3         [6.50]%

                                              On any Distribution Date, the Senior Enhancement Percentage for Group I will equal (i) the sum of (a) the principal balance of the Group I Subordinate
                                              Certificates and (b) the Group I Overcollateralization Amount, divided by (ii)
                                              the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period.

Group II Credit Enhancement Percentages:          Original Percentages                       Stepdown Percentages
                                                  --------------------                       --------------------
                                              Class              Percent            Class              Percent
                                              -----              -------            -----              -------
                                              Class AV-1         [20.50]%           Class AV-1         [41.00]%
                                              Class AV-2         [20.50]%           Class AV-2         [41.00]%
                                              Class MV-1         [13.75]%           Class MV-1         [27.50]%
                                              Class MV-2          [8.25]%           Class MV-2         [16.50]%
                                              Class MV-3          [3.25]%           Class MV-3         [6.50]%

                                              On any Distribution Date, the Senior Enhancement Percentage for Group II will equal (i) the sum of (a) the principal balance of the Group II Subordinate
                                              Certificates and (b) the Group II Overcollateralization Amount, divided by (ii)
                                              the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period.
-------------------------------------------------------------------------------------------------------------------------------


                                       16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-------------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Summary of Terms
-------------------------------------------------------------------------------------------------------------------------------
Required Overcollateralization        On the Closing Date, the trust will issue an aggregate principal amount of
Target Amount:                        Certificates, which is approximately equal to the aggregate principal balance of the
                                      Mortgage Loans as of the Cutoff Date.  On each Distribution Date, commencing July 25,
                                      2003, to the extent not used to cover realized losses or interest shortfalls, 100% of the Excess Interest will be used to pay principal to the Certificates, reducing the aggregate principal balance of the Certificates below the aggregate principal balance of the Mortgage Loans.  This will reduce the principal balance of the Certificates faster than the principal balance of the Mortgage Loans until the Required
                                      Overcollateralization Target Amount for each Group is reached. This excess of the principal balance of the Mortgage Loans over the principal balance of the Certificates represents overcollateralization ("Overcollateralization"), which may be used to absorb losses on the Mortgage Loans not covered by Excess Interest. Overcollateralization for
                                      Group I is "The Group I Overcollateralization Amount". Overcollateralization for Group
                                      II is "The Group II Overcollateralization Amount".

                                      Prior to the Group I Stepdown Date, the minimum Group I Required Overcollateralization
                                      Target Amount is approximately [3.25%] of the principal balance of the Group I Mortgage
                                      Loans as of the Cut-Off Date.  On and after the Group I Stepdown Date, provided a Group
                                      I Trigger Event has not occurred, the Group I Required Overcollateralization Target
                                      Amount may be reduced to approximately [6.50%] of the then current principal balance of the Group I Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group I Mortgage
                                      Loans as of the Cut-Off date.  If, due to losses, the Group I Overcollateralization
                                      Amount is reduced below the Group I Required Overcollateralization Target Amount,
                                      Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group I Certificates in order to establish and to maintain the Group I Required
                                      Overcollateralization Target Amount (a "Group I Subordination Increase Amount").  On or
                                      after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the Group I Required Overcollateralization Target Amount will be permitted to
                                      "step down" and the released principal will be distributed according to paragraph C in the "Distributions" section above.  This "stepped down" amount is the "Group I
                                      Subordination Decrease Amount."

                                      Once the Group I Required Overcollateralization Target Amount has been met, Excess
                                      Interest from Group I may be used to pay principal on the Group II Certificates until the Group II Required Overcollateralization Target Amount has been met.
-------------------------------------------------------------------------------------------------------------------------------


                                       17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-------------------------------------------------------------------------------------------------------------------------------
                                                 Preliminary Summary of Terms
-------------------------------------------------------------------------------------------------------------------------------
Required Overcollateralization        Prior to the Group II Stepdown Date, the minimum Group II Required
Target Amount (cont.):                Overcollateralization Target Amount is approximately [3.25%] of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date.  On and after the Group II
                                      Stepdown Date, provided a Group II Trigger Event has not occurred, the Group II
                                      Required Overcollateralization Target Amount may be reduced to approximately [6.50%] of the then current principal balance of the Group II Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the
                                      principal balance of the Group II Mortgage Loans as of the Cut-Off date.   If, due to
                                      losses, the Group II Overcollateralization Amount is reduced below the Group II
                                      Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group II Certificates in order to establish and to maintain the Group II Required Overcollateralization Target Amount (a
                                      "Group II Subordination Increase Amount").  On or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the Group II Required
                                      Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph D in the "Distributions" section above.  This "stepped down" amount is the "Group II Subordination Decrease Amount."


                                      Once the Group II Required Overcollateralization Target Amount has been met, Excess
                                      Interest from Group II may be used to pay principal on the Group I Certificates until the Group I Required Overcollateralization Target Amount has been met.
-------------------------------------------------------------------------------------------------------------------------------


                                       18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
---------------------------------------------------------------------------------------------------------------------------
Group I Stepdown Date:       The earlier to occur of: (a) when the outstanding principal balance of the Group I Senior
                             Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and (ii) the first Distribution Date on which the Group I Senior Enhancement Percentage is at least equal to [36.00%].

Group I OC Floor:            [0.50%] of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date.

Group I Trigger Event:       Occurs if  (a) the three-month rolling average of the Group I Mortgage Loans that are 60+
                             days delinquent exceeds [TBD]% of the Group I Senior Enhancement Percentage (Group I Senior
                             Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group I Mortgage Loans that are 60+ days delinquent). 60+ delinquent Group I
                             Mortgage Loans includes the sum of the Group I Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy;  or

                             (b) the aggregate amount of realized losses on the Group I Mortgage Loans incurred since the
                             Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group I Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                             Distribution Date                                             Percentage
                             -----------------                                             ----------

                             July 25, 2006 to June 25, 2007:            [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                             July 25, 2007 to June 25, 2008:            [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                             July 25, 2008 to June 25, 2009:            [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                             July 25, 2009 to June 25, 2010:            [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                             July 25, 2010 and thereafter:              [TBD]%

                             If a Trigger Event occurs, the Group I Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group I Required
                             Overcollateralization Target Amount.
---------------------------------------------------------------------------------------------------------------------------


                                       19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
---------------------------------------------------------------------------------------------------------------------------
Group II Stepdown Date:      The earlier to occur of (a) when the outstanding principal balance of the Group II Senior
                             Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and (ii) the first Distribution Date on which the Group II Senior Enhancement Percentage is at least equal to [41.00%].

Group II OC Floor:           [0.50%] of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date.

Group II Trigger Event:      Occurs if  (a) the three-month rolling average of the Group II Mortgage Loans that are 60+
                             days delinquent exceeds [TBD]% of the Group II Senior Enhancement Percentage (Group II
                             Senior Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group II Mortgage Loans that are 60+ days delinquent). 60+ delinquent Group
                             II Mortgage Loans includes the sum of the Group II Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy;  or

                             (b) the aggregate amount of realized losses on the Group II Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group II Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                             Distribution Date                                             Percentage
                             -----------------                                             ----------

                             July 25, 2006 to June 25, 2007:            [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                             July 25, 2007 to June 25, 2008:            [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                             July 25, 2008 to June 25, 2009:            [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                             July 25, 2009 to June 25, 2010:            [TBD]% for the first month, plus an additional
                                                                        [TBD]% for each month thereafter.
                             July 25, 2010 and thereafter:              [TBD]%

                             If a Trigger Event occurs, the Group II Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group II Required
                             Overcollateralization Target Amount.
---------------------------------------------------------------------------------------------------------------------------


                                       20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-------------------------------------------------------------------------------------------------------------------------
                                              Preliminary Summary of Terms
--------------------------------------------------------------------------------------------------------------------------
Optional Termination:                   The entire transaction is eligible for call when the combined outstanding principal balance of the Group I and Group II Mortgage Loans reaches 10% or less of the Cut-Off Date principal balance of such loans.

- Auction Sale:                         If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the Mortgage Loans and other assets of the trust.  The Trustee will sell the Mortgage Loans and other assets of the trust if the amounts that will be received from the Auction Sale will be sufficient to pay the outstanding aggregate Certificate principal balance, accrued and unpaid interest thereon, unreimbursed Servicer Advances, Delinquency Advances and
                                        Compensating Interest, and other amounts as described in the Prospectus
                                        Supplement, other than interest cap carryforwards, realized losses, Civil Relief
                                        Act shortfalls or prepayment interest shortfalls.

 - Step-up Coupon:                      For either Group I or Group II, if the Optional Termination is not exercised on the first Distribution Date following the Distribution Date on which it could have been exercised, the Certificate Interest Rates on the Group I Certificates,
                                        except for the Class AF-1 Certificates, will be increased by 0.50%, the margin for the Class AF-1 Certificates and the Group II Senior Certificates will increase by 100% of the current margin, and the margin for the Group II
                                        Subordinate Certificates will increase by 50% of the current margin.
--------------------------------------------------------------------------------------------------------------------------


                                       21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-------------------------------------------------------------------------------------------------------------------------
                               Group I Sensitivity Analysis - To 10% Optional Termination
-------------------------------------------------------------------------------------------------------------------------
Group I % of (HEP)              0.0%             10.0%               23.0%                30.0%              40.0%
Group II % of (CPR)             0.0%             15.0%               27.0%                35.0%               45.0%

-------------------------------------------------------------------------------------------------------------------------
Class AF-1
----------
Avg. Life (yrs)                12.03             2.23                1.00                 0.77                0.57
Mod. Dur. (yrs)                10.77             2.17                0.98                 0.76                0.56
Window (mo)                   1 - 248           1 - 64              1 - 27               1 - 20              1 - 14
Expected Final Mat.           Feb 2024         Oct 2008            Sept 2005            Feb 2005            Aug 2004

Class AF-2
----------
Avg. Life (yrs)                22.81             8.70                3.00                 2.12                1.52
Mod. Dur. (yrs)                17.47             7.73                2.86                 2.05                1.48
Window (mo)                  248 - 296         64 - 162             27 - 52              20 - 31             14 - 22
Expected Final Mat.           Feb 2028         Dec 2016            Oct 2007             Jan 2006            Apr 2005

Class AF-3
----------
Avg. Life (yrs)                25.16             14.57               5.00                 2.80                2.00
Mod. Dur. (yrs)                16.70             11.34               4.53                 2.63                1.90
Window (mo)                  296 - 308         162 - 178            52 - 71              31 - 36             22 - 26
Expected Final Mat.           Feb 2029         Apr 2018            May 2009             Jun 2006            Aug 2005

Class AF-4
----------
Avg. Life (yrs)                25.95             14.83               7.26                 4.60                 2.31
Mod. Dur. (yrs)                15.19             10.69               6.09                 4.07                 2.16
Window (mo)                  308 - 330         178 - 178            71 - 91              36 - 68             26 - 30
Expected Final Mat.           Dec 2030         Apr 2018            Jan 2011             Feb 2009            Dec 2005

Class AF-5
----------
Avg. Life (yrs)                13.11             7.98                6.38                 5.41                3.18
Mod. Dur. (yrs)                10.03             6.71                5.57                 4.83                2.95
Window (mo)                   37 - 310         37 - 178             40 - 91              47 - 68             30 - 49
Expected Final Mat.           Apr 2029         Apr 2018            Jan 2011             Feb 2009            Jul 2007
-------------------------------------------------------------------------------------------------------------------------


                                       22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-------------------------------------------------------------------------------------------------------------------------
                                       Group I Sensitivity Analysis - To Maturity
-------------------------------------------------------------------------------------------------------------------------
Group I % of (HEP)              0.0%             10.0%               23.0%                30.0%              40.0%
Group II % of (CPR)             0.0%             15.0%               27.0%                35.0%               45.0%

-------------------------------------------------------------------------------------------------------------------------
Class AF-1
Avg. Life (yrs)                12.03             2.23                1.00                 0.77                0.57
Mod. Dur. (yrs)                10.77             2.17                0.98                 0.76                0.56
Window (mo)                   1 - 248           1 - 64              1 - 27               1 - 20              1 - 14
Expected Final Mat.           Feb 2024         Oct 2008            Sept 2005            Feb 2005            Aug 2004

Class AF-2
Avg. Life (yrs)                22.81             8.70                3.00                 2.12                1.52
Mod. Dur. (yrs)                17.47             7.73                2.86                 2.05                1.48
Window (mo)                  248 - 296         64 - 162             27 - 52              20 - 31             14 - 22
Expected Final Mat.           Feb 2028         Dec 2016            Oct 2007             Jan 2006            Apr 2005

Class AF-3
Avg. Life (yrs)                25.16             15.31               5.00                 2.80                2.00
Mod. Dur. (yrs)                16.70             11.77               4.53                 2.63                1.90
Window (mo)                  296 - 308         162 - 208            52 - 71              31 - 36             22 - 26
Expected Final Mat.           Feb 2029         Oct 2020            May 2009             Jun 2006            Aug 2005

Class AF-4
Avg. Life (yrs)                25.96             21.13               10.70                5.31                 2.31
Mod. Dur. (yrs)                15.19             13.45               8.21                 4.55                 2.16
Window (mo)                  308 - 333         208 - 310           71 - 218             36 - 168             26 - 30
Expected Final Mat.           Mar 2031         Apr 2029            Aug 2021             Jun 2017            Dec 2005

Class AF-5
Avg. Life (yrs)                13.11             8.03                6.81                 6.96                4.23
Mod. Dur. (yrs)                10.03             6.74                5.88                 5.98                3.78
Window (mo)                   37 - 310         37 - 309            40 - 216             47 - 166            30 - 121
Expected Final Mat.           Apr 2029         May 2029            Jun 2021             Apr 2017            Jul 2013
-------------------------------------------------------------------------------------------------------------------------


                                       23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------------
                                Group II Sensitivity Analysis - To 10% Optional Termination
----------------------------------------------------------------------------------------------------------------------------
Group II % of (CPR)              0.0%               15.0%                 27.0%                35.0%            45.0%
Group I % of (HEP)               0.0%               10.0%                 23.0%                30.0%            40.0%

----------------------------------------------------------------------------------------------------------------------------
Class AV-1
Avg. Life (yrs)                  13.87               1.84                 1.00                 0.75              0.56
Mod. Dur. (yrs)                  12.29               1.79                 0.98                 0.74              0.55
Window (mo)                     1 - 274             1 - 54               1 - 28               1 - 21            1 - 15
Expected Final Mat.            Apr 2026            Dec 2007             Oct 2005             Mar 2005          Sep 2004

Class AV-2
Avg. Life (yrs)                  26.05               9.23                 4.77                 3.07              1.86
Mod. Dur. (yrs)                  20.89               8.40                 4.52                 2.95              1.81
Window (mo)                    274 - 330           54 - 178              28 - 91              21 - 68          15 - 32
Expected Final Mat.            Dec 2030            Apr 2018             Jan 2011             Feb 2009          Feb 2006
----------------------------------------------------------------------------------------------------------------------------


                                       24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-------------------------------------------------------------------------------------------------------------------------
                                      Group II Sensitivity Analysis - To Maturity
-------------------------------------------------------------------------------------------------------------------------
Group II % of (CPR)               0.0%               15.0%               27.0%             35.0%             45.0%
Group I % of (HEP)                0.0%               10.0%               23.0%             30.0%             40.0%

----------------------------------------------------------------------------------------------------------------------------
Class AV-1
Avg. Life (yrs)                  13.87                1.84               1.00               0.75              0.56
Mod. Dur. (yrs)                  12.29                1.79               0.98               0.74              0.55
Window (mo)                     1 - 274              1 - 54             1 - 28             1 - 21            1 - 15
Expected Final Mat.             Apr 2026            Dec 2007           Oct 2005           Mar 2005         Sept 2004

Class AV-2
Avg. Life (yrs)                  26.36                9.85               5.28               3.44              1.86
Mod. Dur. (yrs)                  21.08                8.86               4.95               3.28              1.81
Window (mo)                    274 - 351            54 - 305           28 - 191           21 - 143          15 - 32
Expected Final Mat.            Sept 2032            Nov 2028           May 2019           May 2015          Feb 2006
----------------------------------------------------------------------------------------------------------------------------


                                       25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

--------------------------------------------------------------------------------
                       Net WAC CapTable-Group I Class AF-1
--------------------------------------------------------------------------------

Net WAC Table - 1month LIBOR at 1.27% for Life and 6 month LIBOR at 1.14% for
-----------------------------------------------------------------------------
Life
----

-------------------    ------------------    ------------------
Pd      Rate (%)       Pd    Rate (%)        Pd     Rate (%)
-------------------    ------------------    ------------------
       1    7.77873        33     8.16340         65    7.37416
       2    7.27673        34     7.37341         66    7.61999
       3    7.27658        35     7.61922         67    7.37421
       4    7.51897        36     7.37346         68    7.37424
       5    7.27634        37     7.61926         69    8.16437
       6    7.51888        38     7.37350         70    7.37429
       7    7.27634        39     7.37352         71    7.62013
       8    7.37290        40     7.61933         72    7.37435
       9    7.88140        41     7.37357         73    7.62019
      10    7.37294        42     7.61938         74    7.37441
      11    7.61872        43     7.37361         75    7.37444
      12    7.37298        44     7.37364         76    7.62028
      13    7.61876        45     8.16369         77    7.37449
      14    7.37301        46     7.37368         78    7.62034
      15    7.37303        47     7.61950         79    7.37455
      16    7.61882        48     7.37373         80    7.37458
      17    7.37307        49     7.61954         81    8.16475
      18    7.61886        50     7.37378         82    7.37464
      19    7.37311        51     7.37380         83     7.6205
      20    7.37313        52     7.61962         84    7.37471
      21    8.16313        53     7.37385         85    7.62056
      22    7.37317        54     7.61967         86    7.37477
      23    7.61896        55     7.37390         87     7.3748
      24    7.37321        56     7.37392         88    7.62066
      25     7.6190        57     7.88250         89    7.37487
      26    7.37325        58     7.37397         90    7.62073
      27    7.37327        59     7.61980         91    7.37493
      28    7.61906        60     7.37403
      29    7.37331        61     7.61985
      30    7.61911        62     7.37408
      31    7.37335        63     7.37410
      32    7.37337        64     7.61994

Assumptions: 23% HEP for Life, 6-month LIBOR is 1.14% for Life and 1-month LIBOR is 1.27% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.


                                       26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

--------------------------------------------------------------------------------
                      Net WAC CapTable- Group I Class AF-1
--------------------------------------------------------------------------------

Net WAC Table - 1month LIBOR and 6 month LIBOR at 20.00% for Life
-----------------------------------------------------------------


---------------------  ---------------------  -------------------
Pd       Rate (%)      Pd       Rate (%)      Pd     Rate (%)
---------------------  ---------------------  -------------------
        1     7.77873         33      8.1634       65     7.37416
        2     7.27673         34     7.37341       66     7.61999
        3     7.27658         35     7.61922       67     7.37421
        4     7.51897         36     7.37346       68     7.37424
        5     7.27634         37     7.61926       69     8.16437
        6     7.51888         38      7.3735       70     7.37429
        7     7.27634         39     7.37352       71     7.62013
        8      7.3729         40     7.61933       72     7.37435
        9      7.8814         41     7.37357       73     7.62019
       10     7.37294         42     7.61938       74     7.37441
       11     7.61872         43     7.37361       75     7.37444
       12     7.37298         44     7.37364       76     7.62028
       13     7.61876         45     8.16369       77     7.37449
       14     7.37301         46     7.37368       78     7.62034
       15     7.37303         47      7.6195       79     7.37455
       16     7.61882         48     7.37373       80     7.37458
       17     7.37307         49     7.61954       81     8.16475
       18     7.61886         50     7.37378       82     7.37464
       19     7.37311         51      7.3738       83      7.6205
       20     7.37313         52     7.61962       84     7.37471
       21     8.16313         53     7.37385       85     7.62056
       22     7.37317         54     7.61967       86     7.37477
       23     7.61896         55      7.3739       87      7.3748
       24     7.37321         56     7.37392       88     7.62066
       25       7.619         57      7.8825       89     7.37487
       26     7.37325         58     7.37397       90     7.62073
       27     7.37327         59      7.6198       91     7.37493
       28     7.61906         60     7.37403       92     7.37496
       29     7.37331         61     7.61985
       30     7.61911         62     7.37408
       31     7.37335         63      7.3741
       32     7.37337         64     7.61994

Assumptions: 23% HEP for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.


                                       27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

--------------------------------------------------------------------------------
                            Net WAC CapTable-Group II
--------------------------------------------------------------------------------

Net WAC Table - 1month LIBOR at 1.27% for Life and 6 month LIBOR at 1.14% for
-----------------------------------------------------------------------------
Life
----

-------------------    ------------------    ------------------
Pd      Rate (%)       Pd    Rate (%)        Pd     Rate (%)
-------------------    ------------------    ------------------
       1    7.97249        33     8.72523         65    7.88085
       2    7.45814        34     7.88085         66    8.14355
       3    7.45814        35     8.14355         67    7.88085
       4    7.70674        36     7.88085         68    7.88085
       5    7.45814        37     8.14355         69    8.72523
       6    7.70674        38     7.88085         70    7.88085
       7    7.45814        39     7.88085         71    8.14355
       8    7.45814        40     8.14355         72    7.88085
       9    7.97249        41     7.88085         73    8.14355
      10    7.45814        42     8.14355         74    7.88085
      11    7.70675        43     7.88085         75    7.88085
      12    7.45814        44     7.88085         76    8.14355
      13    7.70675        45     8.72523         77    7.88085
      14    7.45814        46     7.88085         78    8.14355
      15    7.45814        47     8.14355         79    7.88085
      16    8.10607        48     7.88085         80    7.88085
      17    7.84458        49     8.14355         81    8.72523
      18    8.10607        50     7.88085         82    7.88085
      19    7.84458        51     7.88085         83    8.14355
      20    7.84458        52     8.14355         84    7.88085
      21    8.68508        53     7.88085         85    8.14355
      22    7.84459        54     8.14355         86    7.88085
      23    8.10608        55     7.88085         87    7.88085
      24    7.84459        56     7.88085         88    8.14355
      25    8.10608        57     8.42436         89    7.88085
      26    7.88085        58     7.88085         90    8.14355
      27    7.88085        59     8.14355         91    7.88085
      28    8.14355        60     7.88085
      29    7.88085        61     8.14355
      30    8.14355        62     7.88085
      31    7.88085        63     7.88085
      32    7.88085        64     8.14355

Assumptions: 27% CPR for Life, 6-month LIBOR is 1.14% for Life and 1-month LIBOR is 1.27% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.


                                       28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

--------------------------------------------------------------------------------
                            Net WAC CapTable-Group II
--------------------------------------------------------------------------------

Net WAC Table - 1month LIBOR and 6 month LIBOR at 20.00% for Life
-----------------------------------------------------------------

---------------------  ---------------------  -------------------
Pd       Rate (%)      Pd       Rate (%)      Pd     Rate (%)
---------------------  ---------------------  -------------------
        1     7.97249         33    13.68312       65    13.85875
        2     7.45814         34    13.36577       66     14.3207
        3     7.45814         35    13.81132       67    13.85875
        4     7.70674         36    13.36582       68    13.85875
        5     7.45814         37    13.81138       69    15.34361
        6     7.70674         38    13.45429       70    13.85875
        7     7.45814         39     13.4543       71    14.32071
        8     7.45814         40    14.19971       72    13.85875
        9     7.97249         41    13.74167       73    14.32071
       10     7.45814         42    14.19974       74    13.85875
       11     7.70675         43    13.74169       75    13.85875
       12     7.45814         44    13.83007       76    14.32071
       13     7.70675         45    15.31186       77    13.85875
       14     7.45814         46    13.83007       78    14.32071
       15     7.45814         47    14.29108       79    13.85875
       16    10.35789         48    13.83007       80    13.85875
       17    10.02384         49    14.29108       81    15.34361
       18    10.35803         50    13.85875       82    13.85875
       19    10.02397         51    13.85875       83    14.32071
       20    10.02404         52     14.3207       84    13.85875
       21    11.09812         53    13.85875       85    14.32071
       22    11.03076         54     14.3207       86    13.85875
       23    11.39858         55    13.85875       87    13.85875
       24    11.03101         56    13.85875       88    14.32071
       25    11.39884         57    14.81452       89    13.85875
       26    11.26358         58    13.85875       90    14.32071
       27    11.26359         59     14.3207       91    13.85875
       28    12.67935         60    13.85875       92    13.85875
       29    12.27037         61     14.3207
       30    12.67941         62    13.85875
       31    12.27043         63    13.85875
       32    12.35894         64     14.3207

Assumptions: 27% CPR for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.


                                       29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                   Group I Collateral Summary - Fixed Rate Loans
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary         Ranges (if applicable)
---------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                           3,017
Total Outstanding Loan Balance                                        $340,965,718.01
Average Loan Principal Balance                                            $113,014.82       $19,854.10 - $506,087.25
WA Coupon                                                                       8.04%                 6.00% - 12.75%
WA Original Term (mo.)                                                            319                      120 - 360
WA Remaining Term (mo.)                                                           312                      103 - 358
WA Original LTV                                                                84.31%               12.12% - 100.00%
WA FICO                                                                           658
1st Liens (%)                                                                 100.00%
Balloons (%)                                                                    5.53%
Property Type

       Single Family
       2-4 Family                                                              93.11%
       Condo                                                                    3.55%
       PUD                                                                      1.80%
                                                                                1.53%
Occupancy Status
        Primary Home                                                           98.81%
        Investment                                                              1.01%
        Second                                                                  0.18%

Loan Purpose
      Cash-out Refi                                                            84.77%
      Purchase                                                                  8.02%
      Rate-Term Refi                                                            7.21%

Geographic Distribution                                              NY        10.27%
                                                                     OH         7.95%
                                                                     NJ         6.71%
---------------------------------------------------------------------------------------------------------------------


                                       30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-----------------------------------------------------------------------------------------------------------------
                                           Group I Collateral Summary
-----------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Origination Date.
-----------------------------------------------------------------------------------------------------------------
                                    Original Mortgage Loan Principal Balances
-----------------------------------------------------------------------------------------------------------------
                                Number of
                                 Mortgage                                                % of Original
   Range of Balances ($)          Loans          Original Loan Balance ($)               Loan Balance
-----------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                        30                   $    710,900.66                             0.21%
25,000.01 - 50,000.00                    301                     12,359,243.42                             3.59
50,000.01 - 75,000.00                    664                     42,102,362.11                            12.23
75,000.01 - 100,000.00                   583                     50,932,403.53                            14.80
100,000.01 - 125,000.00                  443                     49,642,939.94                            14.43
125,000.01 - 150,000.00                  321                     43,922,119.23                            12.76
150,000.01 - 175,000.00                  211                     34,176,813.97                             9.93
175,000.01 - 200,000.00                  163                     30,482,081.90                             8.86
200,000.01 - 225,000.00                   94                     19,967,615.51                             5.80
225,000.01 - 250,000.00                   75                     17,777,494.21                             5.17
250,000.01 - 275,000.00                   28                      7,329,837.11                             2.13
275,000.01 - 300,000.00                   40                     11,511,660.56                             3.35
300,000.01 - 322,700.00                   12                      3,746,924.27                             1.09
322,700.01 - 350,000.00                   19                      6,425,088.31                             1.87
350,000.01 - 375,000.00                   10                      3,642,570.00                             1.06
375,000.01 - 400,000.00                   15                      5,847,107.31                             1.70
400,000.01 - 500,000.00                    7                      3,040,500.00                             0.88
500,000.01 - 525,000.00                    1                        510,000.00                             0.15
-----------------------------------------------------------------------------------------------------------------
Total                                  3,017                   $344,127,662.04                           100.00%
-----------------------------------------------------------------------------------------------------------------


                                       31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-------------------------------------------------------------------------------------------------------------------
                                            Group I Collateral Summary
-------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
-------------------------------------------------------------------------------------------------------------------
                                     Current Mortgage Loan Principal Balances
-------------------------------------------------------------------------------------------------------------------
                                 Number of
                                  Mortgage         Statistical Calculation         % of Statistical Calculation
    Range of Balances ($)          Loans            Date Loan Balance ($)                Date Loan Balance
-------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                         34                    $    788,200.58                             0.23%
25,000.01 - 50,000.00                     308                      12,608,406.99                             3.70
50,000.01 - 75,000.00                     662                      41,823,500.97                            12.27
75,000.01 - 100,000.00                    589                      51,317,319.34                            15.05
100,000.01 - 125,000.00                   441                      49,371,641.49                            14.48
125,000.01 - 150,000.00                   320                      43,707,070.90                            12.82
150,000.01 - 175,000.00                   219                      35,558,720.21                            10.43
175,000.01 - 200,000.00                   151                      28,251,606.10                             8.29
200,000.01 - 225,000.00                    91                      19,334,547.43                             5.67
225,000.01 - 250,000.00                    75                      17,752,106.90                             5.21
250,000.01 - 275,000.00                    25                       6,550,761.87                             1.92
275,000.01 - 300,000.00                    39                      11,151,339.67                             3.27
300,000.01 - 322,700.00                    13                       4,063,740.08                             1.19
322,700.01 - 350,000.00                    19                       6,433,937.44                             1.89
350,000.01 - 375,000.00                    11                       4,038,655.27                             1.18
375,000.01 - 400,000.00                    12                       4,688,850.96                             1.38
400,000.01 - 500,000.00                     7                       3,019,224.56                             0.89
500,000.01 - 525,000.00                     1                         506,087.25                             0.15
-------------------------------------------------------------------------------------------------------------------
Total                                   3,017                    $340,965,718.01                           100.00%
-------------------------------------------------------------------------------------------------------------------


                                       32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-----------------------------------------------------------------------------------------------------------------
                                           Group I Collateral Summary
-----------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------------------------------
                                                 Mortgage Rates
-----------------------------------------------------------------------------------------------------------------
                                 Number of
                                  Mortgage        Statistical Calculation        % of Statistical Calculation
 Range of Mortgage Rates (%)       Loans           Date Loan Balance ($)               Date Loan Balance
-----------------------------------------------------------------------------------------------------------------
6.00% - 6.49%                            119                   $ 23,553,461.14                             6.91%
6.50 - 6.99                              340                     46,646,579.57                            13.68
7.00 - 7.49                              311                     38,485,183.41                            11.29
7.50 - 7.99                              677                     79,457,889.03                            23.30
8.00 - 8.49                              376                     40,847,249.97                            11.98
8.50 - 8.99                              479                     50,819,267.89                            14.90
9.00 - 9.49                              246                     22,382,504.58                             6.56
9.50 - 9.99                              258                     22,422,136.33                             6.58
10.00 - 10.49                             79                      6,354,861.06                             1.86
10.50 - 10.99                             87                      7,086,038.62                             2.08
11.00 - 11.49                             26                      1,653,674.38                             0.48
11.50 - 11.99                             14                      1,059,428.95                             0.31
12.00 - 12.49                              2                        104,948.77                             0.03
12.50 - 12.99                              3                         92,494.31                             0.03
-----------------------------------------------------------------------------------------------------------------
Total                                  3,017                   $340,965,718.01                           100.00%
-----------------------------------------------------------------------------------------------------------------


                                       33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-----------------------------------------------------------------------------------------------------------------------
                                              Group I Collateral Summary
-----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
-----------------------------------------------------------------------------------------------------------------------
                                              Original Term to Maturity
-----------------------------------------------------------------------------------------------------------------------
  Original Term to   Number of Mortgage        Statistical Calculation              % of Statistical Calculation
 Maturity (months)         Loans                Date Loan Balance ($)                    Date Loan Balance
-----------------------------------------------------------------------------------------------------------------------
97 - 132                            102                       $  5,360,627.37                                    1.57%
133 - 168                             8                            487,778.74                                    0.14
169 - 180                           455                         43,967,774.77                                   12.90
181 - 216                             4                            317,390.13                                    0.09
229 - 240                           335                         37,195,528.39                                   10.91
241 - 276                             1                             71,028.95                                    0.02
277 - 312                            30                          3,361,603.51                                    0.99
313 - 348                             3                            293,909.45                                    0.09
349 - 360                          2079                        249,910,076.70                                   73.29
-----------------------------------------------------------------------------------------------------------------------
Total                             3,017                       $340,965,718.01                                  100.00%
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                              Remaining Term to Maturity
-----------------------------------------------------------------------------------------------------------------------
 Remaining Term to   Number of Mortgage        Statistical Calculation              % of Statistical Calculation
 Maturity (months)         Loans                Date Loan Balance ($)                    Date Loan Balance
-----------------------------------------------------------------------------------------------------------------------
97 - 132                            103                       $  5,407,240.30                                    1.59%
133 - 168                            65                          6,046,510.51                                    1.77
169 - 180                           397                         38,362,430.07                                   11.25
181 - 216                             4                            317,390.13                                    0.09
217 - 228                            91                         12,311,278.70                                    3.61
229 - 240                           244                         24,884,249.69                                    7.30
241 - 276                             1                             71,028.95                                    0.02
277 - 312                            30                          3,361,603.51                                    0.99
325 - 336                             1                             83,256.02                                    0.02
337 - 348                           107                         14,709,973.95                                    4.31
349 - 360                          1974                        235,410,756.18                                   69.04
-----------------------------------------------------------------------------------------------------------------------
Total                             3,017                       $340,965,718.01                                  100.00%
-----------------------------------------------------------------------------------------------------------------------


                                       34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-----------------------------------------------------------------------------------------------------------------
                                           Group I Collateral Summary
-----------------------------------------------------------------------------------------------------------------

Collateral statistics for Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
-----------------------------------------------------------------------------------------------------------------
                                                   Seasoning
-----------------------------------------------------------------------------------------------------------------
                      Number of
                       Mortgage           Statistical Calculation              % of Statistical Calculation
 Seasoning (months)     Loans              Date Loan Balance ($)                    Date Loan Balance
-----------------------------------------------------------------------------------------------------------------
0 - 6                       1,185                         $124,779,704.15                                 36.60%
7 - 12                       1557                          182,933,934.68                                 53.65
13 - 18                       274                           33,132,992.23                                  9.72
19 - 24                         1                              119,086.95                                  0.03
-----------------------------------------------------------------------------------------------------------------
Total                       3,017                         $340,965,718.01                                100.00%
-----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                           Original Loan-to-Value Ratio
-------------------------------------------------------------------------------------------------------------------
                            Number of
  Range of Original LTV      Mortgage          Statistical Calculation           % of Statistical Calculation
       Ratios (%)             Loans             Date Loan Balance ($)                  Date Loan Balance
-------------------------------------------------------------------------------------------------------------------
0.01% - 25.00%                        26                     $  1,126,812.11                                 0.33%
25.01 - 30.00                         19                        1,048,250.23                                 0.31
30.01 - 35.00                         12                        1,068,798.38                                 0.31
35.01 - 40.00                         22                        1,176,359.67                                 0.35
40.01 - 45.00                         31                        2,581,062.29                                 0.76
45.01 - 50.00                         32                        2,710,946.26                                 0.80
50.01 - 55.00                         46                        4,665,781.09                                 1.37
55.01 - 60.00                         65                        7,798,251.14                                 2.29
60.01 - 65.00                         91                        9,104,068.25                                 2.67
65.01 - 70.00                        113                       12,438,614.76                                 3.65
70.01 - 75.00                        199                       23,755,845.80                                 6.97
75.01 - 80.00                        484                       55,162,537.41                                16.18
80.01 - 85.00                        344                       42,312,469.33                                12.41
85.01 - 90.00                        566                       59,705,556.94                                17.51
90.01 - 95.00                        447                       54,909,362.91                                16.10
95.01 - 100.00                       520                       61,401,001.44                                18.01
-------------------------------------------------------------------------------------------------------------------
Total                              3,017                     $340,965,718.01                               100.00%
-------------------------------------------------------------------------------------------------------------------


                                       35

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-------------------------------------------------------------------------------------------------------------------
                                            Group I Collateral Summary
-------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
-------------------------------------------------------------------------------------------------------------------
                                                  Occupancy Type
-------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage           Statistical Calculation           % of Statistical Calculation
    Occupancy Type           Loans              Date Loan Balance ($)                  Date Loan Balance
-------------------------------------------------------------------------------------------------------------------
Investor                              45                     $  3,447,145.98                                 1.01%
Primary                             2966                      336,899,869.86                                98.81
Second Home                            6                          618,702.17                                 0.18
-------------------------------------------------------------------------------------------------------------------
Total                              3,017                     $340,965,718.01                               100.00%
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                   Property Type
--------------------------------------------------------------------------------------------------------------------
                            Number of
                             Mortgage          Statistical Calculation            % of Statistical Calculation
     Property Type            Loans             Date Loan Balance ($)                  Date Loan Balance
--------------------------------------------------------------------------------------------------------------------
1-4 Family                            91                     $ 12,119,365.86                                  3.55%
Condo                                 61                        6,129,437.44                                  1.80
PUD                                   33                        5,227,034.61                                  1.53
Single Family                       2832                      317,489,880.10                                 93.11
--------------------------------------------------------------------------------------------------------------------
Total                              3,017                     $340,965,718.01                                100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                   Loan Purpose
--------------------------------------------------------------------------------------------------------------------
                            Number of
                             Mortgage           Statistical Calculation           % of Statistical Calculation
      Loan Purpose            Loans              Date Loan Balance ($)                  Date Loan Balance
--------------------------------------------------------------------------------------------------------------------
Cash-out Refinance                  2,513                     $289,042,105.09                                84.77%
Purchase                              248                       27,350,033.61                                 8.02
Rate-term Refinance                   256                       24,573,579.31                                 7.21
--------------------------------------------------------------------------------------------------------------------
Total                               3,017                     $340,965,718.01                               100.00%
--------------------------------------------------------------------------------------------------------------------


                                       36

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                             Group I Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                                 Documentation Type
---------------------------------------------------------------------------------------------------------------------
                                Number of
                                 Mortgage        Statistical Calculation           % of Statistical Calculation
     Documentation Type           Loans           Date Loan Balance ($)                 Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
Full Doc                               2,932                  $329,402,882.50                                 96.61%
NIQ                                       85                    11,562,835.51                                  3.39
---------------------------------------------------------------------------------------------------------------------
Total                                  3,017                  $340,965,718.01                                100.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                    Credit Grade
---------------------------------------------------------------------------------------------------------------------
                            Number of
                             Mortgage           Statistical Calculation            % of Statistical Calculation
      Credit Grade            Loans              Date Loan Balance ($)                  Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
A+                                    554                     $ 70,972,237.58                                 20.82%
A                                     602                       71,476,640.44                                 20.96
B+                                    516                       61,204,651.68                                 17.95
B                                     566                       62,188,078.48                                 18.24
B-                                      5                          511,512.93                                  0.15
C+                                    350                       35,524,521.42                                 10.42
C                                     316                       29,084,132.13                                  8.53
C-                                     94                        8,671,889.20                                  2.54
CX                                     13                        1,270,778.38                                  0.37
NA                                      1                           61,275.77                                  0.02
---------------------------------------------------------------------------------------------------------------------
Total                               3,017                     $340,965,718.01                                100.00%
---------------------------------------------------------------------------------------------------------------------


                                       37

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                             Group I Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                             Geographical Distribution
---------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage         Statistical Calculation             % of Statistical Calculation
         State               Loans            Date Loan Balance ($)                   Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
Alabama                              83                   $  7,528,563.82                                      2.21%
Arizona                              51                      6,694,719.64                                      1.96
Arkansas                             23                      1,650,177.49                                      0.48
Colorado                             25                      4,631,461.26                                      1.36
Connecticut                          71                     10,105,931.92                                      2.96
Delaware                             24                      3,378,065.78                                      0.99
Idaho                                13                      1,452,703.66                                      0.43
Illinois                             94                     11,754,119.61                                      3.45
Indiana                             195                     17,759,187.94                                      5.21
Iowa                                 31                      2,501,896.42                                      0.73
Kansas                               21                      1,813,921.56                                      0.53
Kentucky                             63                      6,229,740.10                                      1.83
Louisiana                            63                      5,140,000.18                                      1.51
Maine                                29                      3,582,257.68                                      1.05
Maryland                             72                     13,036,938.09                                      3.82
Massachusetts                        63                     10,367,035.92                                      3.04
Michigan                            175                     17,900,782.43                                      5.25
Minnesota                            47                      6,696,450.79                                      1.96
Mississippi                          42                      3,808,055.27                                      1.12
Missouri                            107                      9,231,134.24                                      2.71
Montana                               1                        153,203.29                                      0.04
Nebraska                             11                        848,649.96                                      0.25
Nevada                               19                      2,796,278.99                                      0.82
New Hampshire                        34                      5,161,070.07                                      1.51
New Jersey                          148                     22,866,883.90                                      6.71
New Mexico                           12                      1,349,755.95                                      0.40
---------------------------------------------------------------------------------------------------------------------


                                       38

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                             Group I Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                             Geographical Distribution
---------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage         Statistical Calculation             % of Statistical Calculation
         State               Loans            Date Loan Balance ($)                   Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
New York                            232                     35,002,538.45                                     10.27
North Carolina                      104                     11,144,466.85                                      3.27
Ohio                                272                     27,121,611.05                                      7.95
Oklahoma                             38                      2,783,958.94                                      0.82
Oregon                               17                      2,042,846.49                                      0.60
Pennsylvania                        209                     20,752,060.22                                      6.09
Rhode Island                         20                      2,534,881.46                                      0.74
South Carolina                       65                      6,305,272.22                                      1.85
South Dakota                          3                        237,950.87                                      0.07
Tennessee                           139                     14,308,236.13                                      4.20
Texas                               180                     13,368,164.22                                      3.92
Utah                                  5                        695,639.67                                      0.20
Virginia                            121                     15,837,072.68                                      4.64
Washington                           18                      3,472,867.13                                      1.02
West Virginia                        29                      2,070,313.59                                      0.61
Wisconsin                            44                      4,424,711.79                                      1.30
Wyoming                               4                        424,140.29                                      0.12
---------------------------------------------------------------------------------------------------------------------
Total                             3,017                   $340,965,718.01                                    100.00%
---------------------------------------------------------------------------------------------------------------------


                                       39

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                             Group I Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                              Prepayment Penalty Term
---------------------------------------------------------------------------------------------------------------------
                          Number of
 Prepay Penalty Term       Mortgage          Statistical Calculation             % of Statistical Calculation
       (months)             Loans             Date Loan Balance ($)                    Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
0                                   929                    $ 98,778,142.37                                    28.97%
1                                     1                         183,954.03                                     0.05
3                                     3                         190,313.83                                     0.06
12                                  114                      15,435,953.02                                     4.53
24                                   80                      10,435,650.81                                     3.06
30                                    7                       1,057,318.50                                     0.31
34                                    1                          64,148.71                                     0.02
36                                 1882                     214,820,236.74                                    63.00
---------------------------------------------------------------------------------------------------------------------
Total                             3,017                    $340,965,718.01                                   100.00%
---------------------------------------------------------------------------------------------------------------------


                                       40

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                             Group I Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                                     Loan Type
---------------------------------------------------------------------------------------------------------------------
                          Number of
                           Mortgage          Statistical Calculation              % of Statistical Calculation
    Loan Type               Loans             Date Loan Balance ($)                     Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
Fixed Balloon                     155                        $ 18,842,494.61                                   5.53%
Fixed                            2689                         302,259,524.06                                  88.65
Fixed Teaser                      173                          19,863,699.34                                   5.83
---------------------------------------------------------------------------------------------------------------------
Total                           3,017                        $340,965,718.01                                 100.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                             Credit Score Distribution
---------------------------------------------------------------------------------------------------------------------
                          Number of
                           Mortgage           Statistical Calculation             % of Statistical Calculation
 Credit Score Range         Loans              Date Loan Balance ($)                    Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
500 - 525                             1                      $    102,611.17                                   0.03%
526 - 550                           135                        13,037,026.37                                   3.82
551 - 575                           246                        22,891,418.25                                   6.71
576 - 600                           295                        29,156,181.58                                   8.55
601 - 625                           365                        39,044,661.54                                  11.45
626 - 650                           448                        49,439,165.82                                  14.50
651 - 675                           417                        49,073,606.08                                  14.39
676 - 700                           421                        49,751,622.47                                  14.59
701 - 725                           302                        37,025,248.29                                  10.86
726 - 750                           190                        25,272,469.81                                   7.41
751 - 775                           129                        17,214,017.08                                   5.05
776 - 800                            61                         8,253,283.97                                   2.42
801+                                  7                           704,405.58                                   0.21
---------------------------------------------------------------------------------------------------------------------
Total                             3,017                      $340,965,718.01                                 100.00%
---------------------------------------------------------------------------------------------------------------------


                                       41

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                      Group II Collateral Summary - ARM Loans
---------------------------------------------------------------------------------------------------------------------
Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary         Ranges (if applicable)
---------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                           4,132
Total Outstanding Loan Balance                                        $560,007,238.93
Average Loan Principal Balance                                            $135,529.34       $24,447.89 - $444,333.11
WA Coupon                                                                       8.23%                 6.00% - 12.40%
ARM Characteristics
        Margin                                                                  7.52%
        First Periodic Cap                                                      2.89%
        Subsequent Periodic Cap                                                 1.13%
        Lifetime Max                                                           14.84%
        Lifetime Min                                                            8.08%
WA Original Term (mo.)                                                            360                      180 - 360
WA Remaining Term (mo.)                                                           351                      165 - 358
WA Original LTV                                                                89.96%               12.82% - 100.00%
WA FICO                                                                           640
1st Liens (%)                                                                 100.00%
Balloons (%)                                                                    0.00%
Loan Type


        2/28 ARM                                                               91.55%
         3/27 ARM                                                               8.45%
Property Type

       Single Family                                                           92.91%
       2-4 Family                                                               2.64%
       Condo                                                                    1.82%
       PUD                                                                      2.63%
Occupancy Status

        Primary Home                                                           99.65%
        Investment                                                              0.32%
        Second                                                                  0.02%
Loan Purpose

      Cash-out Refi                                                            69.30%
      Purchase                                                                 25.85%
      Rate-Term Refi                                                            4.85%
Geographic Distribution
                                                                     MI        10.03%
                                                                     IL         8.14%
                                                                     OH         6.64%
---------------------------------------------------------------------------------------------------------------------


                                       42

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-----------------------------------------------------------------------------------------------------------------
                                          Group II Collateral Summary
-----------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Origination Date.
-----------------------------------------------------------------------------------------------------------------
                                    Original Mortgage Loan Principal Balances
-----------------------------------------------------------------------------------------------------------------
                                Number of
                                 Mortgage                Original                        % of Original
   Range of Balances ($)          Loans                 Balance ($)                      Loan Balance
-----------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                         2                   $     49,500.00                             0.01%
25,000.01 - 50,000.00                    119                      5,076,197.00                             0.90
50,000.01 - 75,000.00                    450                     28,920,706.31                             5.13
75,000.01 - 100,000.00                   735                     64,680,542.96                            11.48
100,000.01 - 125,000.00                  770                     87,034,990.49                            15.44
125,000.01 - 150,000.00                  699                     95,716,710.17                            16.98
150,000.01 - 175,000.00                  457                     74,065,337.83                            13.14
175,000.01 - 200,000.00                  338                     63,172,500.57                            11.21
200,000.01 - 225,000.00                  190                     40,381,485.43                             7.17
225,000.01 - 250,000.00                  128                     30,320,615.47                             5.38
250,000.01 - 275,000.00                   78                     20,429,379.17                             3.63
275,000.01 - 300,000.00                   56                     16,035,570.52                             2.85
300,000.01 - 322,700.00                   41                     12,816,488.60                             2.27
322,700.01 - 350,000.00                   28                      9,339,123.47                             1.66
350,000.01 - 375,000.00                   20                      7,221,143.64                             1.28
375,000.01 - 400,000.00                   19                      7,436,596.00                             1.32
400,000.01 - 450,000.00                    2                        862,500.00                             0.15
-----------------------------------------------------------------------------------------------------------------
Total                                  4,132                   $563,559,387.63                           100.00%
-----------------------------------------------------------------------------------------------------------------


                                       43

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                            Group II Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                      Current Mortgage Loan Principal Balances
---------------------------------------------------------------------------------------------------------------------
                                Number of
    Range of Balances ($)        Mortgage        Statistical Calculation           % of Statistical Calculation
                                  Loans           Date Loan Balance ($)                  Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                        2                    $     49,273.41                                 0.01%
25,000.01 - 50,000.00                   122                       5,189,975.16                                 0.93
50,000.01 - 75,000.00                   454                      29,111,042.45                                 5.20
75,000.01 - 100,000.00                  741                      65,041,265.72                                11.61
100,000.01 - 125,000.00                 774                      87,289,655.75                                15.59
125,000.01 - 150,000.00                 695                      94,930,589.12                                16.95
150,000.01 - 175,000.00                 464                      75,159,416.58                                13.42
175,000.01 - 200,000.00                 320                      59,704,139.02                                10.66
200,000.01 - 225,000.00                 195                      41,302,742.69                                 7.38
225,000.01 - 250,000.00                 126                      29,796,545.10                                 5.32
250,000.01 - 275,000.00                  78                      20,437,582.41                                 3.65
275,000.01 - 300,000.00                  52                      14,868,231.59                                 2.66
300,000.01 - 322,700.00                  45                      14,037,245.18                                 2.51
322,700.01 - 350,000.00                  26                       8,718,391.43                                 1.56
350,000.01 - 375,000.00                  17                       6,121,371.61                                 1.09
375,000.01 - 400,000.00                  19                       7,395,209.68                                 1.32
400,000.01 - 450,000.00                   2                         854,562.03                                 0.15
---------------------------------------------------------------------------------------------------------------------
Total                                 4,132                    $560,007,238.93                               100.00%
---------------------------------------------------------------------------------------------------------------------


                                       44

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                            Group II Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                                   Mortgage Rates
---------------------------------------------------------------------------------------------------------------------
                             Number of
 Range of Mortgage Rates      Mortgage          Statistical Calculation            % of Statistical Calculation
           (%)                 Loans             Date Loan Balance ($)                   Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
6.00% - 6.49%                         99                       $ 16,055,798.36                                 2.87%
6.50 - 6.99                          380                         63,357,277.27                                11.31
7.00 - 7.49                          379                         56,947,024.16                                10.17
7.50 - 7.99                          792                        115,285,668.61                                20.59
8.00 - 8.49                          602                         83,450,420.38                                14.90
8.50 - 8.99                          877                        111,301,085.91                                19.87
9.00 - 9.49                          424                         50,950,673.10                                 9.10
9.50 - 9.99                          366                         41,136,775.98                                 7.35
10.00 - 10.49                        136                         13,905,950.55                                 2.48
10.50 - 10.99                         49                          5,566,120.66                                 0.99
11.00 - 11.49                         17                          1,417,521.29                                 0.25
11.50 - 11.99                          5                            244,803.40                                 0.04
12.00 - 12.49                          6                            388,119.26                                 0.07
---------------------------------------------------------------------------------------------------------------------
Total                              4,132                       $560,007,238.93                               100.00%
---------------------------------------------------------------------------------------------------------------------


                                       45

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                            Group II Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                             Original Term to Maturity
---------------------------------------------------------------------------------------------------------------------
                      Number of
Original Term to       Mortgage              Statistical Calculation               % of Statistical Calculation
Maturity (months)       Loans                 Date Loan Balance ($)                     Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
169 - 204                         2                           $    215,026.64                                  0.04%
205 - 240                         1                                111,848.56                                  0.02
277 - 312                         2                                370,090.72                                  0.07
349 - 360                      4127                            559,310,273.01                                 99.88
---------------------------------------------------------------------------------------------------------------------
Total                         4,132                           $560,007,238.93                                100.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                             Remaining Term to Maturity
---------------------------------------------------------------------------------------------------------------------
 Remaining Term       Number of
   to Maturity         Mortgage              Statistical Calculation               % of Statistical Calculation
    (months)            Loans                 Date Loan Balance ($)                     Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
133 - 168                         1                           $     38,202.68                                  0.01%
169 - 204                         1                                176,823.96                                  0.03
205 - 240                         1                                111,848.56                                  0.02
277 - 312                         2                                370,090.72                                  0.07
313 - 348                       607                             77,715,962.76                                 13.88
349 - 360                      3520                            481,594,310.25                                 86.00
---------------------------------------------------------------------------------------------------------------------
Total                         4,132                           $560,007,238.93                                100.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                     Seasoning
---------------------------------------------------------------------------------------------------------------------
                      Number of
    Seasoning          Mortgage              Statistical Calculation               % of Statistical Calculation
    (months)            Loans                 Date Loan Balance ($)                     Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
0 - 6                           737                           $113,065,037.83                                 20.19%
7 - 12                         2857                            378,137,566.14                                 67.52
13 - 18                         538                             68,804,634.96                                 12.29
---------------------------------------------------------------------------------------------------------------------
Total                         4,132                           $560,007,238.93                                100.00%
---------------------------------------------------------------------------------------------------------------------


                                       46

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                            Group II Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                            Original Loan-to-Value Ratio
---------------------------------------------------------------------------------------------------------------------
                          Number of
  Range of Original        Mortgage           Statistical Calculation             % of Statistical Calculation
    LTV Ratio (%)           Loans              Date Loan Balance ($)                    Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
0.01% - 25.00%                        3                      $    144,267.89                                   0.03%
30.01 - 35.00                         6                           335,737.65                                   0.06
35.01 - 40.00                         4                           303,638.29                                   0.05
40.01 - 45.00                         6                           389,479.85                                   0.07
45.01 - 50.00                         7                           754,312.70                                   0.13
50.01 - 55.00                        13                         1,846,618.63                                   0.33
55.01 - 60.00                        20                         2,503,509.98                                   0.45
60.01 - 65.00                        43                         5,366,739.91                                   0.96
65.01 - 70.00                        62                         7,498,369.57                                   1.34
70.01 - 75.00                       143                        19,642,929.79                                   3.51
75.01 - 80.00                       618                        77,348,273.85                                  13.81
80.01 - 85.00                       369                        47,786,792.37                                   8.53
85.01 - 90.00                      1001                       135,169,905.68                                  24.14
90.01 - 95.00                       721                       104,484,404.95                                  18.66
95.01 - 100.00                     1116                       156,432,257.82                                  27.93
---------------------------------------------------------------------------------------------------------------------
Total                             4,132                      $560,007,238.93                                 100.00%
---------------------------------------------------------------------------------------------------------------------


                                       47

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                             Group II Collateral Summary
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
----------------------------------------------------------------------------------------------------------------------
                                                   Occupancy Type
----------------------------------------------------------------------------------------------------------------------
                          Number of
                           Mortgage           Statistical Calculation              % of Statistical Calculation
    Occupancy Type          Loans              Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
Investor                             27                      $  1,810,623.87                                    0.32%
Primary                            4104                       558,066,180.22                                   99.65
Second Home                           1                           130,434.84                                    0.02
----------------------------------------------------------------------------------------------------------------------
Total                             4,132                      $560,007,238.93                                  100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                    Property Type
----------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage           Statistical Calculation             % of Statistical Calculation
     Property Type           Loans              Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
1-4 Family                          110                       $ 14,810,266.54                                   2.64%
Condo                                86                         10,164,141.27                                   1.82
PUD                                  77                         14,721,756.59                                   2.63
Single Family                      3859                        520,311,074.53                                  92.91
----------------------------------------------------------------------------------------------------------------------
Total                             4,132                       $560,007,238.93                                 100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                    Loan Purpose
----------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage            Statistical Calculation             % of Statistical Calculation
     Loan Purpose            Loans              Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
Cash-out Refinance                 2,810                      $388,062,185.19                                  69.30%
Purchase                            1103                       144,765,897.21                                  25.85
Rate-term Refinance                  219                        27,179,156.53                                   4.85
----------------------------------------------------------------------------------------------------------------------
Total                              4,132                      $560,007,238.93                                 100.00%
----------------------------------------------------------------------------------------------------------------------


                                       48

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                             Group II Collateral Summary
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
----------------------------------------------------------------------------------------------------------------------
                                                 Documentation Type
----------------------------------------------------------------------------------------------------------------------
                          Number of
                           Mortgage              Statistical Calculation             % of Statistical Calculation
 Documentation Type         Loans                 Date Loan Balance ($)                   Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
Full Doc                           3,901                         $524,886,551.64                               93.73%
NIQ                                  231                           35,120,687.29                                 6.27
----------------------------------------------------------------------------------------------------------------------
Total                              4,132                         $560,007,238.93                              100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                    Credit Grade
----------------------------------------------------------------------------------------------------------------------
                          Number of
                           Mortgage              Statistical Calculation             % of Statistical Calculation
     Risk Grade             Loans                 Date Loan Balance ($)                   Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
A+                                   410                         $ 56,129,892.28                               10.02%
A                                    497                           72,020,197.24                               12.86
B+                                   729                          104,822,663.07                               18.72
B                                    936                          127,702,570.59                               22.80
B-                                    12                            1,554,271.67                                0.28
C+                                   659                           87,552,397.89                               15.63
C                                    625                           79,895,873.49                               14.27
C-                                   216                           24,709,451.00                                4.41
CX                                    46                            5,414,972.94                                0.97
NA                                     2                              204,948.76                                0.04
----------------------------------------------------------------------------------------------------------------------
Total                              4,132                         $560,007,238.93                              100.00%
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                     Loan Type
---------------------------------------------------------------------------------------------------------------------
                          Number of          Statistical Calculation              % of Statistical Calculation
      Loan Type           Mortgage            Date Loan Balance ($)                    Date Loan Balance
                            Loans
---------------------------------------------------------------------------------------------------------------------
2/28 ARM                         3,769                      $512,661,864.34                                   91.55%
3/27 ARM                           363                        47,345,374.59                                    8.45
---------------------------------------------------------------------------------------------------------------------
Total                            4,132                      $560,007,238.93                                  100.00%
---------------------------------------------------------------------------------------------------------------------


                                       49

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                            Group II Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                             Geographical Distribution
---------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage         Statistical Calculation            % of Statistical Calculation
        State                Loans            Date Loan Balance ($)                   Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
Alabama                                55                $  6,446,854.78                                       1.15%
Arizona                               148                  20,608,114.76                                       3.68
Arkansas                               25                   2,620,146.90                                       0.47
Colorado                              105                  19,462,984.52                                       3.48
Connecticut                            58                  10,078,198.19                                       1.80
Delaware                               15                   2,564,604.74                                       0.46
Idaho                                  15                   1,559,731.86                                       0.28
Illinois                              299                  45,601,985.35                                       8.14
Indiana                               253                  25,505,838.65                                       4.55
Iowa                                   31                   3,277,379.75                                       0.59
Kansas                                 43                   4,954,213.59                                       0.88
Kentucky                               82                   8,489,220.92                                       1.52
Louisiana                              75                   9,092,852.58                                       1.62
Maine                                   3                     392,068.59                                       0.07
Maryland                               94                  17,545,640.65                                       3.13
Massachusetts                          57                  11,411,663.67                                       2.04
Michigan                              431                  56,156,357.87                                      10.03
Minnesota                             214                  33,013,118.30                                       5.90
Mississippi                            37                   3,815,438.65                                       0.68
Missouri                              164                  21,326,143.20                                       3.81
Nebraska                               36                   4,104,895.51                                       0.73
Nevada                                 46                   7,080,611.50                                       1.26
New Hampshire                          14                   2,726,191.42                                       0.49
New Jersey                             89                  14,704,033.40                                       2.63
New Mexico                             16                   1,871,562.11                                       0.33
---------------------------------------------------------------------------------------------------------------------


                                       50

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                            Group II Collateral Summary
---------------------------------------------------------------------------------------------------------------------
                                             Geographical Distribution
---------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage         Statistical Calculation            % of Statistical Calculation
        State                Loans            Date Loan Balance ($)                   Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
New York                               42                   8,356,061.24                                       1.49
North Carolina                        249                  30,955,688.68                                       5.53
Ohio                                  308                  37,179,640.27                                       6.64
Oklahoma                               11                     874,302.62                                       0.16
Oregon                                 36                   5,536,509.51                                       0.99
Pennsylvania                          119                  14,589,880.25                                       2.61
Rhode Island                           32                   4,616,390.92                                       0.82
South Carolina                        148                  18,026,273.24                                       3.22
South Dakota                            3                     263,100.64                                       0.05
Tennessee                             189                  21,001,395.62                                       3.75
Texas                                 137                  17,560,019.25                                       3.14
Utah                                   36                   5,416,000.65                                       0.97
Virginia                              172                  28,629,194.21                                       5.11
Washington                             81                  13,156,336.03                                       2.35
West Virginia                          14                   1,572,286.47                                       0.28
Wisconsin                             148                  17,610,928.75                                       3.14
Wyoming                                 2                     253,379.12                                       0.05
---------------------------------------------------------------------------------------------------------------------
Total                               4,132                $560,007,238.93                                     100.00%
---------------------------------------------------------------------------------------------------------------------


                                       51

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                            Group II Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------

                                                   Gross Margins
---------------------------------------------------------------------------------------------------------------------
                             Number of
                              Mortgage          Statistical Calculation            % of Statistical Calculation
Range of Gross Margins (%)     Loans             Date Loan Balance ($)                  Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
0.00% - 0.00%                            2                    $    267,650.37                                  0.05%
1.50 - 1.99                              1                         152,404.46                                  0.03
2.00 - 2.49                              2                         134,658.87                                  0.02
2.50 - 2.99                              1                         179,017.67                                  0.03
3.00 - 3.49                              3                         467,337.88                                  0.08
3.50 - 3.99                             11                       1,902,312.13                                  0.34
4.00 - 4.49                              8                       1,190,509.56                                  0.21
4.50 - 4.99                             39                       6,231,567.43                                  1.11
5.000 - 5.49                            71                      10,609,916.18                                  1.89
5.50 - 5.99                            198                      31,838,082.65                                  5.69
6.00 - 6.49                            386                      57,034,643.58                                 10.18
6.50 - 6.99                            518                      75,093,366.98                                 13.41
7.00 - 7.49                            593                      83,630,566.60                                 14.93
7.50 - 7.99                            686                      90,650,480.09                                 16.19
8.00 - 8.49                            640                      81,917,867.56                                 14.63
8.50 - 8.99                            476                      60,917,417.17                                 10.88
9.00 - 9.49                            272                      32,418,701.22                                  5.79
9.50 - 9.99                            123                      14,537,838.56                                  2.60
10.00 - 10.49                           65                       6,572,750.45                                  1.17
10.50 - 10.99                           16                       2,095,239.40                                  0.37
11.00 - 11.49                           12                       1,302,979.12                                  0.23
11.50 - 11.99                            6                         481,135.29                                  0.09
12.00 - 12.49                            1                          42,717.35                                  0.01
14.00 - 14.49                            1                         228,618.32                                  0.04
14.50 - 14.99                            1                         109,460.04                                  0.02
---------------------------------------------------------------------------------------------------------------------
Total                                4,132                    $560,007,238.93                                100.00%
---------------------------------------------------------------------------------------------------------------------


                                       52

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                            Group II Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                           Next Interest Adjustment Date
---------------------------------------------------------------------------------------------------------------------
                             Number of
      Next Interest           Mortgage          Statistical Calculation            % of Statistical Calculation
     Adjustment Date           Loans             Date Loan Balance ($)                  Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
Dec-03                                  57                    $  7,519,470.41                                  1.34%
Jan-04                                  87                      11,108,690.94                                  1.98
Feb-04                                 116                      15,442,818.32                                  2.76
Mar-04                                 101                      14,158,520.97                                  2.53
Apr-04                                  18                       2,448,447.64                                  0.44
May-04                                  25                       2,855,755.85                                  0.51
Jun-04                                 147                      18,538,553.94                                  3.31
Jul-04                                 334                      42,823,885.25                                  7.65
Aug-04                                 528                      69,059,969.03                                 12.33
Sep-04                                 641                      86,382,353.07                                 15.43
Oct-04                                 544                      73,142,941.91                                 13.06
Nov-04                                 492                      65,644,937.98                                 11.72
Dec-04                                 324                      45,483,904.85                                  8.12
Jan-05                                 166                      23,340,609.20                                  4.17
Feb-05                                 139                      19,818,177.92                                  3.54
Mar-05                                 136                      22,845,995.46                                  4.08
Apr-05                                  42                       6,360,157.21                                  1.14
May-05                                   4                         354,143.58                                  0.06
Jun-05                                  15                       1,732,983.56                                  0.31
Jul-05                                  23                       2,731,541.81                                  0.49
Aug-05                                  23                       3,128,153.63                                  0.56
Sep-05                                  33                       3,973,480.68                                  0.71
Oct-05                                  37                       5,769,515.64                                  1.03
Nov-05                                  40                       5,209,249.64                                  0.93
Dec-05                                  29                       4,942,323.00                                  0.88
Jan-06                                  11                       1,569,154.94                                  0.28
Feb-06                                  11                       2,017,764.24                                  0.36
Mar-06                                   7                       1,288,377.04                                  0.23
Apr-06                                   2                         315,361.22                                  0.06
---------------------------------------------------------------------------------------------------------------------
Total                                4,132                    $560,007,238.93                                100.00%
---------------------------------------------------------------------------------------------------------------------


                                       53

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

------------------------------------------------------------------------------------------------------------------------
                                              Group II Collateral Summary
------------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
------------------------------------------------------------------------------------------------------------------------
                                                     Maximum Rates
------------------------------------------------------------------------------------------------------------------------
   Range of Maximum        Number of           Statistical Calculation              % of Statistical Calculation
      Rates (%)            Mortgage             Date Loan Balance ($)                     Date Loan Balance
                             Loans
------------------------------------------------------------------------------------------------------------------------
11.00% - 11.49%                        1                      $     90,957.73                                     0.02%
11.50 - 11.99                          1                           106,922.44                                     0.02
12.00 - 12.49                         66                         9,794,105.24                                     1.75
12.50 - 12.99                        206                        31,570,465.35                                     5.64
13.00 - 13.49                        232                        33,443,235.85                                     5.97
13.50 - 13.99                        593                        86,498,437.67                                    15.45
14.00 - 14.49                        462                        62,891,379.96                                    11.23
14.50 - 14.99                        770                       100,941,848.57                                    18.03
15.00 - 15.49                        499                        68,743,207.18                                    12.28
15.50 - 15.99                        567                        71,588,103.70                                    12.78
16.00 - 16.49                        288                        37,921,217.81                                     6.77
16.50 - 16.99                        237                        30,643,082.87                                     5.47
17.00 - 17.49                        129                        15,838,298.13                                     2.83
17.50 - 17.99                         48                         6,215,769.27                                     1.11
18.00 - 18.49                         26                         3,268,212.94                                     0.58
18.50 - 18.99                          4                           263,665.34                                     0.05
19.00+                                 3                           188,328.88                                     0.03
------------------------------------------------------------------------------------------------------------------------
Total                              4,132                      $560,007,238.93                                   100.00%
------------------------------------------------------------------------------------------------------------------------


                                       54

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                             Group II Collateral Summary
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
----------------------------------------------------------------------------------------------------------------------
                                                    Minimum Rates
----------------------------------------------------------------------------------------------------------------------
                           Number of
   Range of Minimum        Mortgage            Statistical Calculation             % of Statistical Calculation
      Rates (%)              Loans              Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
2.00% - 2.99%                          1                      $     79,352.08                                   0.01%
3.00 - 3.49                            3                           271,113.11                                   0.05
3.50 - 3.99                            4                           588,833.78                                   0.11
4.00 - 4.49                            3                           621,262.47                                   0.11
4.50 - 4.99                           19                         3,274,317.61                                   0.58
5.00 - 5.49                           23                         3,444,252.60                                   0.62
5.50 - 5.99                           36                         5,580,418.30                                   1.00
6.00 - 6.49                          175                        26,285,247.77                                   4.69
6.50 - 6.99                          394                        62,154,399.73                                  11.10
7.00 - 7.49                          397                        59,034,138.80                                  10.54
7.50 - 7.99                          751                       108,694,076.67                                  19.41
8.00 - 8.49                          586                        81,890,386.41                                  14.62
8.50 - 8.99                          820                       104,676,799.72                                  18.69
9.00 - 9.49                          381                        45,593,538.95                                   8.14
9.50 - 9.99                          335                        37,378,139.87                                   6.67
10.00 - 10.49                        132                        13,467,760.50                                   2.40
10.50 - 10.99                         45                         4,947,204.50                                   0.88
11.00 - 11.49                         16                         1,393,073.40                                   0.25
11.50 - 11.99                          5                           244,803.40                                   0.04
12.00 - 12.49                          6                           388,119.26                                   0.07
----------------------------------------------------------------------------------------------------------------------
Total                              4,132                      $560,007,238.93                                 100.00%
----------------------------------------------------------------------------------------------------------------------


                                       55

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                             Group II Collateral Summary
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
----------------------------------------------------------------------------------------------------------------------
                                              Initial Periodic Rate Cap
----------------------------------------------------------------------------------------------------------------------
                           Number of
   Initial Periodic         Mortgage           Statistical Calculation             % of Statistical Calculation
     Rate Cap (%)            Loans              Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
1.00%                                 61                      $  7,635,029.25                                   1.36%
1.50                                  44                         6,247,333.35                                   1.12
2.00                                 303                        35,864,058.35                                   6.40
2.80                                   1                            80,560.15                                   0.01
3.00                                3723                       510,180,257.83                                  91.10
----------------------------------------------------------------------------------------------------------------------
Total                              4,132                      $560,007,238.93                                 100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                            Subsequent Periodic Rate Cap
----------------------------------------------------------------------------------------------------------------------
                           Number of
 Subsequent Periodic        Mortgage           Statistical Calculation             % of Statistical Calculation
     Rate Cap (%)            Loans              Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
1.00%                              3,190                      $417,943,980.94                                  74.63%
1.50                                 886                       136,024,048.23                                  24.29
2.00                                  56                         6,039,209.76                                   1.08
----------------------------------------------------------------------------------------------------------------------
Total                              4,132                      $560,007,238.93                                 100.00%
----------------------------------------------------------------------------------------------------------------------


                                       56

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                             Group II Collateral Summary
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.
----------------------------------------------------------------------------------------------------------------------
                                               Prepayment Penalty Term
----------------------------------------------------------------------------------------------------------------------
                      Number of
 Prepay Penalty        Mortgage                Statistical Calculation               % of Statistical Calculation
  Term (months)         Loans                   Date Loan Balance ($)                     Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
0                                608                             $ 83,952,683.05                               14.99%
4                                  1                                  156,387.52                                0.03
6                                  1                                  114,521.92                                0.02
8                                  1                                   52,717.35                                0.01
12                               132                               20,893,799.75                                3.73
21                                 1                                  167,892.71                                0.03
24                              1888                              260,053,265.17                               46.44
25                                 3                                  515,138.25                                0.09
30                                33                                4,514,520.78                                0.81
35                                 1                                  136,108.75                                0.02
36                              1463                              189,450,203.68                               33.83
----------------------------------------------------------------------------------------------------------------------
Total                          4,132                             $560,007,238.93                              100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                              Credit Score Distribution
----------------------------------------------------------------------------------------------------------------------
                        Number of
                         Mortgage            Statistical Calculation               % of Statistical Calculation
Credit Score Range        Loans               Date Loan Balance ($)                     Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
500 - 525                          21                        $  2,578,082.21                                    0.46%
526 - 550                         178                          21,652,016.98                                    3.87
551 - 575                         428                          54,085,061.49                                    9.66
576 - 600                         486                          63,347,475.47                                   11.31
601 - 625                         627                          83,489,053.15                                   14.91
626 - 650                         758                         105,495,307.59                                   18.84
651 - 675                         632                          88,386,926.59                                   15.78
676 - 700                         435                          62,140,712.21                                   11.10
701 - 725                         290                          39,802,381.73                                    7.11
726 - 750                         151                          21,512,737.52                                    3.84
751 - 775                          87                          12,302,978.30                                    2.20
776 - 800                          35                           4,684,634.57                                    0.84
801+                                4                             529,871.12                                    0.09
----------------------------------------------------------------------------------------------------------------------
Total                           4,132                        $560,007,238.93                                  100.00%
----------------------------------------------------------------------------------------------------------------------


                                       57

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                              Total Collateral Summary
---------------------------------------------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary         Ranges (if applicable)
---------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                           7,149
Total Outstanding Loan Balance                                        $900,972,956.94
Average Loan Principal Balance                                            $126,027.83       $19,854.10 - $506,087.25
WA Coupon                                                                       8.16%                 6.00% - 12.75%
WA Original Term (mo.)                                                            344                      120 - 360
WA Remaining Term (mo.)                                                           336                      103 - 358
WA Original LTV                                                                87.82%               12.12% - 100.00%
WA FICO                                                                           647
1st Liens (%)                                                                 100.00%
Balloons (%)                                                                    2.09%
Loan Type

      Fixed                                                                    35.64%
     Teaser                                                                     2.20%
     2/28 ARM                                                                  56.90%
      3/27 ARM                                                                  5.25%
Property Type

           Single Family
       2-4 Family                                                              92.99%
       Condo                                                                    2.99%
       PUD                                                                      1.81%
                                                                                2.21%
Occupancy Status (DT = alignment)
          Primary Home
        Investment                                                             99.33%
        Second                                                                  0.58%
                                                                                0.08%
Loan Purpose

   Cash-out Refinance                                                          75.15%
    Purchase                                                                   19.10%
    Rate/Term Refi                                                              5.74%
Geographic Distribution
                                                                     MI         8.22%
                                                                     OH         7.14%
                                                                     IL         6.37%
---------------------------------------------------------------------------------------------------------------------


                                       58

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

--------------------------------------------------------------------------------------------------------------------
                                             Total Collateral Summary
--------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Mortgage Loans listed below are as of the Origination Date.
--------------------------------------------------------------------------------------------------------------------
                                     Original Mortgage Loan Principal Balances
--------------------------------------------------------------------------------------------------------------------
                                Number of
                                 Mortgage                Original                         % of Original
   Range of Balances ($)          Loans               Loan Balance ($)                     Loan Balance
--------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                        32                   $    760,400.66                                0.08%
25,000.01 - 50,000.00                    420                     17,435,440.42                                1.92
50,000.01 - 75,000.00                   1114                     71,023,068.42                                7.82
75,000.01 - 100,000.00                  1318                    115,612,946.49                               12.74
100,000.01 - 125,000.00                 1213                    136,677,930.43                               15.06
125,000.01 - 150,000.00                 1020                    139,638,829.40                               15.38
150,000.01 - 175,000.00                  668                    108,242,151.80                               11.93
175,000.01 - 200,000.00                  501                     93,654,582.47                               10.32
200,000.01 - 225,000.00                  284                     60,349,100.94                                6.65
225,000.01 - 250,000.00                  203                     48,098,109.68                                5.30
250,000.01 - 275,000.00                  106                     27,759,216.28                                3.06
275,000.01 - 300,000.00                   96                     27,547,231.08                                3.03
300,000.01 - 322,700.00                   53                     16,563,412.87                                1.82
322,700.01 - 350,000.00                   47                     15,764,211.78                                1.74
350,000.01 - 375,000.00                   30                     10,863,713.64                                1.20
375,000.01 - 400,000.00                   34                     13,283,703.31                                1.46
400,000.01 - 500,000.00                    9                      3,903,000.00                                0.43
500,000.01 - 525,000.00                    1                        510,000.00                                0.06
--------------------------------------------------------------------------------------------------------------------
Total                                  7,149                   $907,687,049.67                              100.00%
--------------------------------------------------------------------------------------------------------------------


                                       59

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

------------------------------------------------------------------------------------------------------------------------
                                               Total Collateral Summary
------------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.
------------------------------------------------------------------------------------------------------------------------
                                       Current Mortgage Loan Principal Balances
------------------------------------------------------------------------------------------------------------------------
                                Number of
                                 Mortgage
    Range of Balances ($)         Loans            Original Loan Balance ($)            % of Original Loan Balance
------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                        36                       $    837,473.99                                0.09%
25,000.01 - 50,000.00                    430                         17,798,382.15                                1.98
50,000.01 - 75,000.00                   1116                         70,934,543.42                                7.87
75,000.01 - 100,000.00                  1330                        116,358,585.06                               12.91
100,000.01 - 125,000.00                 1215                        136,661,297.24                               15.17
125,000.01 - 150,000.00                 1015                        138,637,660.02                               15.39
150,000.01 - 175,000.00                  683                        110,718,136.79                               12.29
175,000.01 - 200,000.00                  471                         87,955,745.12                                9.76
200,000.01 - 225,000.00                  286                         60,637,290.12                                6.73
225,000.01 - 250,000.00                  201                         47,548,652.00                                5.28
250,000.01 - 275,000.00                  103                         26,988,344.28                                3.00
275,000.01 - 300,000.00                   91                         26,019,571.26                                2.89
300,000.01 - 322,700.00                   58                         18,100,985.26                                2.01
322,700.01 - 350,000.00                   45                         15,152,328.87                                1.68
350,000.01 - 375,000.00                   28                         10,160,026.88                                1.13
375,000.01 - 400,000.00                   31                         12,084,060.64                                1.34
400,000.01 - 500,000.00                    9                          3,873,786.59                                0.43
500,000.01 - 525,000.00                    1                            506,087.25                                0.06
------------------------------------------------------------------------------------------------------------------------
Total                                  7,149                       $900,972,956.94                              100.00%
------------------------------------------------------------------------------------------------------------------------


                                       60

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                              Total Collateral Summary
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.
----------------------------------------------------------------------------------------------------------------------
                                                   Mortgage Rates
----------------------------------------------------------------------------------------------------------------------
                              Number of
                               Mortgage          Statistical Calculation             % of Statistical Calculation
Range of Mortgage Rates (%)     Loans             Date Loan Balance ($)                   Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
6.00% - 6.49%                         218                        $ 39,609,259.50                                4.40%
6.50 - 6.99                           720                         110,003,856.84                               12.21
7.00 - 7.49                           690                          95,432,207.57                               10.59
7.50 - 7.99                          1469                         194,743,557.64                               21.61
8.00 - 8.49                           978                         124,297,670.35                               13.80
8.50 - 8.99                          1356                         162,120,353.80                               17.99
9.00 - 9.49                           670                          73,333,177.68                                8.14
9.50 - 9.99                           624                          63,558,912.31                                7.05
10.00 - 10.49                         215                          20,260,811.61                                2.25
10.50 - 10.99                         136                          12,652,159.28                                1.40
11.00 - 11.49                          43                           3,071,195.67                                0.34
11.50 - 11.99                          19                           1,304,232.35                                0.14
12.00 - 12.99                          11                             585,562.34                                0.06
----------------------------------------------------------------------------------------------------------------------
Total                               7,149                        $900,972,956.94                              100.00%
----------------------------------------------------------------------------------------------------------------------


                                       61

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                              Total Collateral Summary
----------------------------------------------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date..
----------------------------------------------------------------------------------------------------------------------
                                              Original Term to Maturity
----------------------------------------------------------------------------------------------------------------------
                      Number of
Original Term to       Mortgage              Statistical Calculation               % of Statistical Calculation
Maturity (months)       Loans                 Date Loan Balance ($)                      Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
97 - 132                        102                           $  5,360,627.37                                   0.59%
133 - 168                         8                                487,778.74                                   0.05
169 - 180                       457                             44,182,801.41                                   4.90
181 - 204                         2                                149,156.74                                   0.02
205 - 240                       338                             37,475,610.34                                   4.16
241 - 276                         1                                 71,028.95                                   0.01
277 - 312                        32                              3,731,694.23                                   0.41
313 - 348                         3                                293,909.45                                   0.03
349 - 360                      6206                            809,220,349.71                                  89.82
----------------------------------------------------------------------------------------------------------------------
Total                         7,149                           $900,972,956.94                                 100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                             Remaining Term to Maturity
----------------------------------------------------------------------------------------------------------------------
 Remaining Term       Number of
   to Maturity         Mortgage              Statistical Calculation               % of Statistical Calculation
    (months)            Loans                 Date Loan Balance ($)                      Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
97 - 132                        103                           $  5,407,240.30                                   0.60%
133 - 168                        66                              6,084,713.19                                   0.68
169 - 180                       398                             38,539,254.03                                   4.28
181 - 216                         4                                317,390.13                                   0.04
217 - 228                        92                             12,423,127.26                                   1.38
229 - 240                       244                             24,884,249.69                                   2.76
241 - 276                         1                                 71,028.95                                   0.01
277 - 312                        32                              3,731,694.23                                   0.41
325 - 336                         1                                 83,256.02                                   0.01
337 - 348                       714                             92,425,936.71                                  10.26
349 - 360                     5,494                            717,005,066.43                                  79.58
----------------------------------------------------------------------------------------------------------------------
Total                         7,149                           $900,972,956.94                                 100.00%
----------------------------------------------------------------------------------------------------------------------


                                       62

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                              Total Collateral Summary
----------------------------------------------------------------------------------------------------------------------
Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date..
---------------------------------------------------------------------------------------------------------------------
                                                     Seasoning
---------------------------------------------------------------------------------------------------------------------
                      Number of
    Seasoning          Mortgage              Statistical Calculation               % of Statistical Calculation
    (months)            Loans                 Date Loan Balance ($)                     Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
0 - 6                         1,922                           $237,844,741.98                                 26.40%
7 - 12                         4414                            561,071,500.82                                 62.27
13 - 18                         812                            101,937,627.19                                 11.31
19 - 24                           1                                119,086.95                                  0.01
---------------------------------------------------------------------------------------------------------------------
Total                         7,149                           $900,972,956.94                                100.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                            Original Loan-to-Value Ratio
---------------------------------------------------------------------------------------------------------------------
                          Number of
  Range of Original        Mortgage           Statistical Calculation             % of Statistical Calculation
    LTV Ratio (%)           Loans              Date Loan Balance ($)                    Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                         29                      $  1,271,080.00                                   0.14%
25.01 - 30.00                        19                         1,048,250.23                                   0.12
30.01 - 35.00                        18                         1,404,536.03                                   0.16
35.01 - 40.00                        26                         1,479,997.96                                   0.16
40.01 - 45.00                        37                         2,970,542.14                                   0.33
45.01 - 50.00                        39                         3,465,258.96                                   0.38
50.01 - 55.00                        59                         6,512,399.72                                   0.72
55.01 - 60.00                        85                        10,301,761.12                                   1.14
60.01 - 65.00                       134                        14,470,808.16                                   1.61
65.01 - 70.00                       175                        19,936,984.33                                   2.21
70.01 - 75.00                       342                        43,398,775.59                                   4.82
75.01 - 80.00                     1,102                       132,510,811.26                                  14.71
80.01 - 85.00                       713                        90,099,261.70                                  10.00
85.01 - 90.00                     1,567                       194,875,462.62                                  21.63
90.01 - 95.00                     1,168                       159,393,767.86                                  17.69
95.01 - 100.00                    1,636                       217,833,259.26                                  24.18
---------------------------------------------------------------------------------------------------------------------
Total                             7,149                      $900,972,956.94                                 100.00%
---------------------------------------------------------------------------------------------------------------------


                                       63

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                              Total Collateral Summary
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.
----------------------------------------------------------------------------------------------------------------------
                                                   Occupancy Type
----------------------------------------------------------------------------------------------------------------------
                          Number of
                           Mortgage            Statistical Calculation             % of Statistical Calculation
    Occupancy Type          Loans               Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
Investor                             72                       $  5,257,769.85                                   0.58%
Primary                            7070                        894,966,050.08                                  99.33
Second Home                           7                            749,137.01                                   0.08
----------------------------------------------------------------------------------------------------------------------
Total                             7,149                       $900,972,956.94                                 100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                    Property Type
----------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage           Statistical Calculation             % of Statistical Calculation
     Property Type           Loans              Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
1-4 Family                          201                       $ 26,929,632.40                                   2.99%
Condo                               147                         16,293,578.71                                   1.81
PUD                                 110                         19,948,791.20                                   2.21
Single Family                      6691                        837,800,954.63                                  92.99
----------------------------------------------------------------------------------------------------------------------
Total                             7,149                       $900,972,956.94                                 100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                    Loan Purpose
----------------------------------------------------------------------------------------------------------------------
                            Number of
                             Mortgage          Statistical Calculation             % of Statistical Calculation
      Loan Purpose            Loans             Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
Cash-out Refinance                 5,323                      $677,104,290.28                                  75.15%
Purchase                            1351                       172,115,930.82                                  19.10
Rate-term Refinance                  475                        51,752,735.84                                   5.74
----------------------------------------------------------------------------------------------------------------------
Total                              7,149                      $900,972,956.94                                 100.00%
----------------------------------------------------------------------------------------------------------------------


                                       64

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                              Total Collateral Summary
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.
----------------------------------------------------------------------------------------------------------------------
                                                 Documentation Type
----------------------------------------------------------------------------------------------------------------------
                            Number of
                             Mortgage          Statistical Calculation             % of Statistical Calculation
   Documentation Type         Loans             Date Loan Balance ($)                    Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
Full Doc                           6,833                      $854,289,434.14                                  94.82%
NIQ                                  316                        46,683,522.80                                   5.18
----------------------------------------------------------------------------------------------------------------------
Total                              7,149                      $900,972,956.94                                 100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                    Credit Grade
----------------------------------------------------------------------------------------------------------------------
                             Number of
                              Mortgage          Statistical Calculation            % of Statistical Calculation
      Credit Grade             Loans             Date Loan Balance ($)                   Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
A+                                     964                    $127,102,129.86                                  14.11%
A                                     1099                     143,496,837.68                                  15.93
B+                                    1245                     166,027,314.75                                  18.43
B                                     1502                     189,890,649.07                                  21.08
B-                                      17                       2,065,784.60                                   0.23
C+                                    1009                     123,076,919.31                                  13.66
C                                      941                     108,980,005.62                                  12.10
C-                                     310                      33,381,340.20                                   3.71
CX                                      59                       6,685,751.32                                   0.74
NA                                       3                         266,224.53                                   0.03
----------------------------------------------------------------------------------------------------------------------
Total                                7,149                    $900,972,956.94                                 100.00%
----------------------------------------------------------------------------------------------------------------------


                                       65

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

----------------------------------------------------------------------------------------------------------------------
                                              Total Collateral Summary
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.
----------------------------------------------------------------------------------------------------------------------
                                                      Loan Type
----------------------------------------------------------------------------------------------------------------------
                          Number of           Statistical Calculation             % of Statistical Calculation
      Loan Type            Mortgage            Date Loan Balance ($)                    Date Loan Balance
                            Loans
----------------------------------------------------------------------------------------------------------------------
2/28 Arm                          3,769                     $512,661,864.34                                    56.90%
3/27 Arm                            363                       47,345,374.59                                     5.25
Fix Balloon                         155                       18,842,494.61                                     2.09
Fixed                              2689                      302,259,524.06                                    33.55
Fixed Teaser                        173                       19,863,699.34                                     2.20
----------------------------------------------------------------------------------------------------------------------
Total                             7,149                     $900,972,956.94                                   100.00%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                              Geographical Distribution
----------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage         Statistical Calculation             % of Statistical Calculation
        State                Loans            Date Loan Balance ($)                   Date Loan Balance
----------------------------------------------------------------------------------------------------------------------
Alabama                               138                 $13,975,418.60                                        1.55%
Arizona                               199                  27,302,834.40                                        3.03
Arkansas                               48                   4,270,324.39                                        0.47
Colorado                              130                  24,094,445.78                                        2.67
Connecticut                           129                  20,184,130.11                                        2.24
Delaware                               39                   5,942,670.52                                        0.66
Idaho                                  28                   3,012,435.52                                        0.33
Illinois                              393                  57,356,104.96                                        6.37
Indiana                               448                  43,265,026.59                                        4.80
Iowa                                   62                   5,779,276.17                                        0.64
Kansas                                 64                   6,768,135.15                                        0.75
Kentucky                              145                  14,718,961.02                                        1.63
Louisiana                             138                  14,232,852.76                                        1.58
Maine                                  32                   3,974,326.27                                        0.44
Maryland                              166                  30,582,578.74                                        3.39
Massachusetts                         120                  21,778,699.59                                        2.42
Michigan                              606                  74,057,140.30                                        8.22
Minnesota                             261                  39,709,569.09                                        4.41
Mississippi                            79                   7,623,493.92                                        0.85
----------------------------------------------------------------------------------------------------------------------


                                       66

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

---------------------------------------------------------------------------------------------------------------------
                                              Total Collateral Summary
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------
                                             Geographical Distribution
---------------------------------------------------------------------------------------------------------------------
                           Number of
                            Mortgage         Statistical Calculation            % of Statistical Calculation
        State                Loans            Date Loan Balance ($)                   Date Loan Balance
---------------------------------------------------------------------------------------------------------------------
Missouri                              271                  30,557,277.44                                       3.39
Montana                                 1                     153,203.29                                       0.02
Nebraska                               47                   4,953,545.47                                       0.55
Nevada                                 65                   9,876,890.49                                       1.10
New Hampshire                          48                   7,887,261.49                                       0.88
New Jersey                            237                  37,570,917.30                                       4.17
New Mexico                             28                   3,221,318.06                                       0.36
New York                              274                  43,358,599.69                                       4.81
North Carolina                        353                  42,100,155.53                                       4.67
Ohio                                  580                  64,301,251.32                                       7.14
Oklahoma                               49                   3,658,261.56                                       0.41
Oregon                                 53                   7,579,356.00                                       0.84
Pennsylvania                          328                  35,341,940.47                                       3.92
Rhode Island                           52                   7,151,272.38                                       0.79
South Carolina                        213                  24,331,545.46                                       2.70
South Dakota                            6                     501,051.51                                       0.06
Tennessee                             328                  35,309,631.75                                       3.92
Texas                                 317                  30,928,183.47                                       3.43
Utah                                   41                   6,111,640.32                                       0.68
Virginia                              293                  44,466,266.89                                       4.94
Washington                             99                  16,629,203.16                                       1.85
West Virginia                          43                   3,642,600.06                                       0.40
Wisconsin                             192                  22,035,640.54                                       2.45
Wyoming                                 6                     677,519.41                                       0.08
---------------------------------------------------------------------------------------------------------------------
Total                               7,149                $900,972,956.94                                     100.00%
---------------------------------------------------------------------------------------------------------------------


                                       67

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.

CFMSI 2003-2
$[754,078,000] (Approximate)

-----------------------------------------------------------------------------------------------------------------------
                                               Total Collateral Summary
-----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.
-----------------------------------------------------------------------------------------------------------------------
                                               Prepayment Penalty Term
-----------------------------------------------------------------------------------------------------------------------
                      Number of
 Prepay Penalty        Mortgage                Statistical Calculation               % of Statistical Calculation
  Term (months)         Loans                   Date Loan Balance ($)                      Date Loan Balance
-----------------------------------------------------------------------------------------------------------------------
0                              1,537                             $182,730,825.42                                20.28%
1                                  1                                  183,954.03                                 0.02
3                                  3                                  190,313.83                                 0.02
4                                  1                                  156,387.52                                 0.02
6                                  1                                  114,521.92                                 0.01
8                                  1                                   52,717.35                                 0.01
12                               246                               36,329,752.77                                 4.03
21                                 1                                  167,892.71                                 0.02
24                              1968                              270,488,915.98                                30.02
25                                 3                                  515,138.25                                 0.06
30                                40                                5,571,839.28                                 0.62
34                                 1                                   64,148.71                                 0.01
35                                 1                                  136,108.75                                 0.02
36                              3345                              404,270,440.42                                44.87
-----------------------------------------------------------------------------------------------------------------------
Total                          7,149                             $900,972,956.94                               100.00%
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                              Credit Score Distribution
-----------------------------------------------------------------------------------------------------------------------
                       Number of
                        Mortgage                Statistical Calculation               % of Statistical Calculation
Credit Score Range       Loans                   Date Loan Balance ($)                     Date Loan Balance
-----------------------------------------------------------------------------------------------------------------------
500 - 525                          22                             $  2,680,693.38                                0.30%
526 - 550                         313                               34,689,043.35                                3.85
551 - 575                         674                               76,976,479.74                                8.54
576 - 600                         781                               92,503,657.05                               10.27
601 - 625                         992                              122,533,714.69                               13.60
626 - 650                       1,206                              154,934,473.41                               17.20
651 - 675                       1,049                              137,460,532.67                               15.26
676 - 700                         856                              111,892,334.68                               12.42
701 - 725                         592                               76,827,630.02                                8.53
726 - 750                         341                               46,785,207.33                                5.19
751 - 775                         216                               29,516,995.38                                3.28
776 - 800                          96                               12,937,918.54                                1.44
801+                               11                                1,234,276.70                                0.14
-----------------------------------------------------------------------------------------------------------------------
Total                           7,149                             $900,972,956.94                              100.00%
-----------------------------------------------------------------------------------------------------------------------


                                       68

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE.